UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA

92121

(Address of principal executive offices)

(Zip code)

Emile Molineaux

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period:10/31/12

Item 1.  Reports to Stockholders.

DUNHAM
& ASSOCIATES

WHEN PERFORMANCE COUNTS

October 31, 2012

ANNUAL REPORT

Dunham Monthly Distribution Fund

Dunham Corporate/Government Bond Fund

Dunham High-Yield Bond Fund

Dunham Loss Averse Equity Income Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Large Cap Growth Fund

Dunham Focused Large Cap Growth Fund

Dunham Alternative Income Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Small Cap Growth Fund

Dunham Emerging Markets Stock Fund

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.
P.O. Box 910309
San Diego, California 92191

THIS ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS.  SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.  ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUNDS TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY.  EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.  IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN.  OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Dear Fellow Shareholders,

Recapping the events of this past year would include a journey across various asset classes and sectors where clear and identifiable market themes were often short-lived. Historically, I would be able to share with you how some investment types did well while others lagged across a meaningful timeframe. During the past 12 months, most asset classes were at one point in the spotlight and the next on the sidelines. Yes, there is still uncertainty in Europe, the leaders in the United States have not yet implemented a plan to unwind the soaring debt that it has amassed and the Federal Open Market Committee continues to contribute to extremely low interest rates that someday must rise. However, these are all backdrops that have persisted through my letters to you over the past few years. Are there some changes in the state or condition of these items? Yes, of course, but none have been enough to give the average investor back the confidence that they once had.

I see this fear and concern persist each day and that is why we continue to work towards solutions that provide you with additional tools to navigate this turbulent market environment. Some of those tools will come in the form of a new Dunham Fund, such as the Dunham Alternative Income Fund. We launched this Fund in September in direct response to many of you voicing your interest in a fund that provides dividend income through non-traditional means. In my April letter, I introduced you to the Dunham Focused Large Cap Growth Fund, which was launched last December to provide yet another option to each of you. I continue to keep an eye out for other opportunities such as these and I take your comments into consideration as we weigh the prospects that arise.

While some of you use a few of the Dunham Funds, I know of many others who use all of the Funds we offer. Some of you choose to adjust your portfolios each time a new "Breaking News" headline flashes on your LCD screen, while others turn the television off and trust your financial advisors to guard your hard-earned investments. I can tell you that during the past 12 months, I am pleased with the overall results of the Dunham Funds line-up, as we saw strong performance from our most conservative fixed income Funds to our most aggressive equity Funds. Of course, it is important to consider the ride along the way since last October. Global markets experienced a large rally in the final months of 2011 as moderately positive (or less negative) economic news filled U.S. headlines, the European Central Bank provided their "quick" liquidity relief plan for the euro-zone, and Chinese banking authorities made adjustments to enhance growth. From this, we saw 2012 begin with a bang as equities generally soared. Then the "S" in "PIGS" was flashed all over the news. The infamous quartet (quintet if you want to include Ireland); Portugal, Italy, Greece, and Spain were at it again. We saw the effect across the equities markets and the "risk-off" trade went into full swing.

As the U.S. presidential election neared, some positive economic news emerged, both domestically and in foreign markets, giving way to some indices reaching new highs for the year. As I have mentioned in previous letters, and to many of you in our conversations, just as we are not easily spooked when panic strikes the markets, we are also not quickly caught in the euphoria brought on by a few encouraging headlines. We understand that emotions are sometimes more prevalent in the price of securities or market fluctuations than the integrity and strength of the underlying fundamentals. These are often the opportunities that our Sub-Advisers seek to take advantage of when these pricing opportunities emerge, and we are confident that our diverse Fund offerings will benefit each of you as the irrational market behavior subsides.

We remain steadfast in our commitment to provide you with the highest level of service and an investment experience tailored to your unique needs and goals. Once again, thank you for your continued trust and the confidence that you have placed in us. At Dunham, we take that very seriously.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

October 31, 2012

Investments are subject to risks and fluctuate in value. Diversification does not guarantee a profit or ensure against a loss.

Dunham Monthly Distribution Fund

Message from the Sub-Adviser (Westchester Capital Management, LLC)

The IQ Market Neutral Beta Index increased 0.9 percent over the fiscal year ending October 31, 2012, as market neutral investment strategies generally remained flat during the period. Merger arbitrage strategies, as measured by the HFRX Merger Arbitrage Index, generally saw a slight decline, decreasing 0.9 percent during the fiscal year. Falling behind both market neutral and merger arbitrage investment strategies, absolute return strategies, as measured by the HFRX Absolute Return Index, fell 1.0 percent over the same period. This was indicative of an environment where these different strategies were generally difficult to implement and where the Fund benefitted from its flexibility and diversity of strategies. The Sub-Adviser implements a variety of strategies in the Fund that attempt to take advantage of what it believes are the most attractive rewards for the lowest amount of risk.

Ranging from approximately 40 percent to 60 percent, merger arbitrage was the largest single strategy allocation within the Fund during the fiscal year. This allocation generally increased throughout the fiscal year, along with new merger deal activity as the Sub-Adviser identified opportunities that it believed offered attractive reward potential in relation to risk. The Sub-Adviser remains comfortable in the belief that the flow of new deals is still strong enough to be selective and not take excessive risk in the Fund. Towards the final months of the fiscal year, the mining-oriented merger involving Glencore International PLC's (GLCNF) acquisition of Xstrata PLC (XTA LN) saw signs of resolution with shareholders causing Xstrata shares to surge more than 16.5 percent during the final fiscal quarter. The long-awaited completion of the acquisition of Dollar Thrifty Automotive Group (DTG) by Hertz Global Holdings, Inc. (HTZ) appeared to see some light at the end of the tunnel, as Dollar Thrifty finally agreed to a price almost 20 percent higher than the previous deal. Although the expectation was that this would fuel a surge in the Dollar Thrifty stock that would hold until the completion of the merger between the auto rental agencies, the shares fell sharply at the end of the final fiscal year as the Federal Trade Commission indicated that it may block the deal. The Sub-Adviser had trimmed much of the position in Dollar Thrifty during the highs of the final months of the fiscal year, but remains opportunistic that the deal will succeed.

The Sub-Adviser also implements buy/write strategies when it believes that there is ample risk-adjusted reward availability. At times, this strategy may overlap with the merger-arbitrage opportunities within the Fund. For example, at the start of October 2012, the consortium led by TPG Capital, a global private equity firm, finalized its acquisition of Par Pharmaceutical Companies, Inc. (PRX). While the Fund purchased the security close to its deal-price in mid-July, the Sub-Adviser capitalized on the stability provided by the acquisition and used the position as an opportunity for covered call writing. Upon the success of the deal, the Fund retained its premiums from the written calls and exited the position. Approximately 25 percent of the Fund was devoted to risk-reversal and buy/write opportunities, which generally helped positive performance during the fiscal year. Buy/write strategies in general, as measured by the CBOE Buy/Write Index, increased close to 13.1 percent during the fiscal year as the negative impact of four out of the 12 months for equities in general was not enough to overcome the generally positive performance in the other eight months of the fiscal year. However, the risk-reversal strategy implemented by the Sub-Adviser generally benefits the Fund versus a traditional buy/write strategy during negative periods, as some of the premium proceeds from writing the call option are used to purchase a put on the same security, thereby providing a "hedge" in the event of a fall in price.

Some of the strongest contributors to performance were the income-oriented strategies, which represented approximately 25 percent of the Fund's holdings. Some of the preferred stocks were a large driver of positive performance during the fiscal year, as Countrywide Capital V Bank of America Preferred (222388209) increased 24.2 percent. In addition, bonds in the portfolio generally aided overall performance, especially in the final fiscal quarter, as General Electric Capital Corp. notes (369622SN6) increased 6.2 percent since the bonds were purchased at the beginning of the fourth fiscal quarter. The Sub-Adviser continues to believe that increased capital requirements intended to shore up major banks’ balance sheets are driving these financial institutions to buy back a number of their preferred shares.

The Sub-Adviser continues to be optimistic that there are abundant attractive risk-reward opportunities available across the various strategies that it implements. The Sub-Adviser continues to be encouraged by the low financing costs for companies, which generally stimulates and supports new deal activity, providing additional options to choose from. In addition, reports have shown that the large cash positions, or "dry powder," of private equity firms has eclipsed $1 trillion. When this staggering number is combined with the unprecedented levels of cash held on corporate balance sheets and the increase in foreign deals, the future prospects in the merger-arbitrage strategy appear even more enticing.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2012

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (8/1/08)*
Class N	7.19%	6.36%	N/A	4.00%**
Class C Class A with load of 5.75% Class A without load	6.13% 0.77% 6.92%	5.32% 4.03% 6.10%	N/A N/A N/A	(1.40)% (1.15)% (1.41)%
Morningstar Multialternative Category	1.93%	2.86%	N/A	0.27%
IQ Hedge Market Neutral Beta Index	0.86%	1.21%	N/A	2.47%

 * Westchester Capital Management, Inc. was named Sub-Adviser to the Fund on August 1, 2008. Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and   was managed under a different Adviser.

** Class N commenced operations on September 29, 2008.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.57% for Class N, 3.57% for Class C and 2.82% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund
October 31, 2012

Security		Shares		Value
COMMON STOCK - 66.9%

ADVERTISING - 1.7%
Lamar Advertising Co. - Cl. A * ^		91,900		$ 3,607,075

APPAREL - 0.9%
Warnaco Group, Inc. *		25,545		1,802,966

AUTO MANUFACTURERS - 1.2%
Navistar International Corp. * ^		138,900		2,604,375

AUTO PARTS & EQUIPMENT - 0.2%
Visteon Corp. *		10,876		479,632

BANKS - 4.1%
Citigroup, Inc. ^		59,800		2,235,922
Fifth Third Bancorp ^		253,600		3,684,808
JPMorgan Chase & Co. ^		2,900		120,872
KeyCorp ^ #		292,800		2,465,376
				8,506,978
BEVERAGES - 1.0%
Constellation Brands, Inc. - Cl. A * ^		51,400		1,816,476
Groupo Modelo SAB de CV		29,085		256,626
				2,073,102
CHEMICALS - 1.8%
Huntsman Corp. # ^		245,954		3,699,148

COMMERCIAL SERVICES - 3.6%
ADT Corp *		50		2,076
Corrections Corp. of America ^		38,600		1,298,890
Dollar Thrifty Automotive Group, Inc. * #		39,161		3,015,397
H&R Block, Inc. ^		34,800		615,960
Hertz Global Holdings, Inc. * ^		198,000		2,627,460
				7,559,783
COSMETICS & PERSONAL CARE - 0.3%
Procter & Gamble Co. ^		8,600		595,464

DIVERSIFIED FINANCIAL SERVICES - 0.1%
Osaka Securities Exchange Co. Ltd.		34		126,754

ELECTRONICS - 2.2%
Cymer, Inc. *		46,348		3,693,472
Tyco International Ltd. ^		32,500		873,275
				4,566,747
ENGINEERING & CONSTRUCTION - 2.6
Chicago Bridge & Iron Co. NV ^		82,300		3,090,365
Shaw Group, Inc. *		55,429		2,427,236
				5,517,601
FOOD - 1.6%
Dean Foods Co. * ^		92,800		1,562,752
Dole Foods Co., Inc. * ^		109,383		1,377,132
Hillshire Brands Co. ^		14,340		372,983
Kraft Foods, Inc. *		351		15,964
				3,328,831

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2012

Security		Shares		Value
HEALTHCARE-PRODUCTS - 0.7%
PSS World Medical, Inc. *		49,614		$ 1,419,953

HEALTHCARE-SERVICES - 6.7%
AMERIGROUP Corp. *		81,502		7,444,393
Coventry Health Care, Inc ^		152,700		6,663,828
				14,108,221
INSURANCE - 2.5%
American International Group, Inc. * ^ #		60,100		2,099,293
Tower Group, Inc. ^		175,000		3,153,500
				5,252,793
INTERNET - 1.6%
Ancestry.com, Inc. *		26,141		826,056
Yahoo!, Inc. * ^		154,300		2,593,783
				3,419,839
MACHINERY-DIVERSIFIED - 1.4%
Gardner Denver, Inc. ^		5,200		360,516
Robbins & Myers, Inc. ^		45,140		2,675,899
				3,036,415
MEDIA - 1.0%
Astral Media, Inc. - Cl. A		28,246		1,160,743
Discovery Communications, Inc, - Cl. A *		16,600		909,348
				2,070,091
MISCELLANEOUS MANUFACTURING - 1.5%
Cooper Industries PLC		40,517		3,036,344
Pentair Ltd.		394		16,643
				3,052,987
OIL & GAS - 7.0%
Anadarko Petroleum Corp. ^		34,700		2,387,707
BP PLC - ADR # ^		84,000		3,602,760
Chesapeake Energy Corp. ^		75,400		1,527,604
Hess Corp. ^		26,600		1,390,116
Murphy Oil Corp. ^		45,100		2,706,000
Nexen, Inc.		77,526		1,852,871
Progress Energy Resources Corp.		11,584		233,231
Valero Energy ^		28,700		835,170
				14,535,459
PHARMACEUTICALS - 6.2%
Abbott Laboratories ^		44,100		2,889,432
Eli Lilly & Co. ^		68,800		3,345,744
Mead Johnson ^		22,300		1,375,018
Medicis Pharmaceutical - Cl. A ^		92,751		4,026,321
Pfizer, Inc. ^		46,400		1,153,968
Warner Chilcott PLC - Cl. A *		17,500		202,650
				12,993,133
REAL ESTATE INVESTMENT TRUSTS - 0.9%
American Realty Capital Trust, Inc.		159,100		1,793,057

RETAIL - 1.1%
JC Penny Co., Inc. ^		95,000		2,280,950

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2012

Security		Shares		Value

SAVING & LOANS - 1.1%
Hudson City Bancorp, Inc.		264,001		$ 2,240,048

TELECOMMUNICATIONS - 10.6%
AT&T, Inc. # ^		114,000		3,943,260
CenturyLink, Inc. # ^		121,800		4,674,684
MetroPCS Communications, Inc. * ^		343,200		3,504,072
Sprint Nextel Corp. * ^		484,963		2,686,695
TELUS Corp. - Non Voting Shares		77,830		5,005,247
Verizon Communications, Inc. ^		52,400		2,339,136
				22,153,094
TRANSPORTATION - 3.3%
Viterra, Inc.		441,400		6,943,095

TOTAL COMMON STOCK (Cost - $140,071,782)				139,767,591

EXCHANGE TRADED FUNDS - 1.7%
CLOSED-END FUNDS - 0.8%
Eaton Vance Floating-Rate Income Trust #		100,001		1,676,017

DEBT FUND - 0.9%
iShares S&P US Preferred Stock Index Fund		49,600		1,986,480

TOTAL EXCHANGE TRADED FUNDS (Cost - $3,604,863)				3,662,497

Security		Dividend
PREFERRED STOCK - 17.1%	Shares	Rate
BANKS - 11.8%
Countrywide Capital IV #	70,000	6.750%		1,759,800
Countrywide Capital V #	182,524	7.000		4,577,702
GMAC Capital Trust I #	183,400	8.125		4,794,076
KeyCorp #	17,495	7.750		2,160,632
PrivateBancorp, Inc.	80,000	7.125		2,027,200
Royal Bank of Scotland Group PLC #	47,679	6.350		1,042,263
Royal Bank of Scotland Group PLC #	28,044	6.600		621,735
Royal Bank of Scotland Group PLC #	72,306	6.750		1,630,500
Royal Bank of Scotland Group PLC #	115,844	7.250		2,751,296
Wells Fargo & Co. #	2,750,000	7.980		3,251,875
				24,617,079
DIVERSIFIED FINANCIAL SERVICES - 5.3%
Citigroup Capital IX #	147,500	6.000		3,703,725
Citigroup Capital VIII	54,800	6.950		1,383,700
Citigroup Capital XVII	88,597	6.350		2,218,469
Discover Financial Services	148,000	6.500		3,766,600
				11,072,494

TOTAL PREFERRED STOCK (Cost - $33,383,736)				35,689,573

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2012
	Principal	Interest	Maturity
BONDS & NOTES - 9.7%	Amount	Rate	Date	Value
BANKS - 1.8%
Citigroup, Inc.	$ 2,000,000	5.950%	Perpetual	$ 2,063,750
JPMorgan Chase & Co.	1,500,000	7.900	Perpetual	1,733,890
				3,797,640
DIVERSIFIED FINANCIAL SERVICES - 4.5%
General Electric Capital Corp.	500,000	6.250	Perpetual	547,381
General Electric Capital Corp.	4,100,000	7.125	12/15/2049	4,709,551
Goldman Sachs Capital I #	4,000,000	6.345	2/15/2034	4,135,324
				9,392,256
HEALTHCARE PRODUCTS - 0.8%
Accellent, Inc.	1,500,000	8.375	2/1/2017	1,539,375

HOME FURNISHINGS - 0.0%
Sealy Mattress Co.	60,000	10.875	4/15/2016	65,025

RETAIL - 2.4%
McJunkin Red Man Corp. #	3,238,000	9.500	12/15/2016	3,492,993
Rite Aid Corp.	1,468,000	10.375	7/15/2016	1,552,410
				5,045,403
TELECOMMUNICATIONS - 0.2%
MertoPCS Wireless, Inc.	405,000	6.625	11/15/2020	436,894

TOTAL BONDS & NOTES ( Cost - $19,715,256)				20,276,593

PURCHASED PUT OPTIONS - 0.5%			Contracts**
Abbott Labs, Expiration February 2013, Exercise Price $57.50			91	$ 4,550
Abbott Labs, Expiration November 2012, Exercise Price $62.50			350	7,350
American International Group, Expiration November 2012, Exercise Price $25.00			541	1,082
American International Group, Expiration December 2012, Exercise Price $29.00			59	1,121
Anadarko Petroleum Corporation, Expiration November 2012, Exercise Price $57.50			347	2,256
AT&T, Inc., Expiration December 2012, Exercise Price $30.00			570	6,270
Block H&R, Expiration January 2013, Exercise Price $10.00			174	1,740
BP PLC, Expiration January 2013, Exercise Price $35.00			840	24,360
CenturyLink, Inc., Expiration January 2013, Exercise Price $34.00			578	21,675
CenturyLink, Inc., Expiration April 2013, Exercise Price $30.00			108	4,320
Chesapeake Energy Corp., Expiration January 2013, Exercise Price $14.00			754	12,818
Citigroup, Inc., Expiration November 2012, Exercise Price $23.00			598	598
Constellation Brands, Inc., Expiration January 2013, Exercise Price $27.50			261	7,830
Constellation Brands, Inc., Expiration November 2012, Exercise Price $27.50			253	1,265
Corrections Corp. of America, Expiration December 2012, Exercise Price $26.00			386	7,720
Dean Foods Co., Expiration December 2012, Exercise Price $10.00			475	2,375
Dean Foods Co., Expiration December 2012, Exercise Price $11.00			197	2,561
Dole Foods, Expiration January 2013, Exercise Price $10.00			406	11,165
Dole Foods, Expiration January 2013, Exercise Price $9.00			193	4,825
Eli Lilly & Company, Expiration January 2013, Exercise Price $40.00			688	15,136
European Aeronautic Defense, Expiration November 2012, Exercise Price $22.00			498	645
Gardner Denver, Inc., Expiration December 2012, Exercise Price $55.00			18	2,970

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2012

Security			Contracts**	Value
PURCHASED PUT OPTIONS (Continued)- 0.5%
Hertz Global Holdings, Inc., Expiration November 2012, Exercise Price $10.00			269	$ 1,345
Hertz Global Holdings, Inc., Expiration November 2012, Exercise Price $11.00			266	2,660
Hertz Global Holdings, Inc., Expiration December 2012, Exercise Price $10.00			1,201	20,417
Hess Corp., Expiration February 2013, Exercise Price $40.00			133	7,315
Hess Corp., Expiration February 2013, Exercise Price $42.50			133	11,039
Huntsman Corp., Expiration January 2013, Exercise Price $11.00			2,167	32,505
Huntsman Corp., Expiration February 2013, Exercise Price $10.00			206	3,090
Huntsman Corp., Expiration November 2012, Exercise Price $11.00			2,113	21,130
J.P. Morgan Chase & Co., Expiration November 2012, Exercise Price $29.00			246	492
Keycorp, Expiration March 2013, Exercise Price $7.00			498	9,462
Keycorp, Expiration December 2012, Exercise Price $7.00			1,755	9,653
Lamar Advertising Co., Expiration January 2013, Exercise Price $28.00			460	13,800
Mead Johnson Nutrition, Expiration November 2012, Exercise Price $60.00			223	13,380
Murphy Oil Corp., Expiration January 2013, Exercise Price $50.00			68	5,100
Murphy Oil Corp., Expiration January 2013, Exercise Price $52.50			256	26,880
Murphy Oil Corp., Expiration January 2013, Exercise Price $55.00			94	13,160
Navistar International Corp., Expiration Novermber 2012, Exercise Price $16.00			398	9,950
Navistar International Corp., Expiration Novermber 2012, Exercise Price $18.00			774	54,954
Navistar International Corp., Expiration December 2012, Exercise Price $15.00			217	14,539
Penny (J.C.), Inc., Expiration January 2013, Exercise Price $16.00			180	5,040
Penny (J.C.), Inc., Expiration January 2013, Exercise Price $17.50			174	9,048
Penny (J.C.), Inc., Expiration November 2012, Exercise Price $18.00			145	2,610
Penny (J.C.), Inc., Expiration November 2012, Exercise Price $19.00			451	12,177
Pfizer, Inc., Expiration December 2012, Exercise Price $18.00			309	1,082
Procter & Gamble Co., Expiration January 2013, Exercise Price $55.00			86	1,204
SPDR S&P 500 ETF Trust, Expiration November 2012 , Exercise Price $143.00			300	95,700
Sprint Nextel Corp., Expiration January 2014, Exercise Price $10.00			790	487,824
Tower Group, Inc., Expiration January 2013, Exercise Price $15.00			1,750	70,000
Tyco International Ltd., Expiration January 2013, Exercise Price $24.00			324	12,150
Valero Energy Corp, Expiration December 2012, Exercise Price $22.00			287	3,013
Verizon Communications, Inc., Expiration January 2013, Exercise Price $37.00			91	1,820
Visteon Corp., Expiration December 2012, Exercise Price $35.00			109	4,088
Yahoo, Inc., Expiration January 2013, Exercise Price $11.00			1,313	2,626
Yahoo, Inc., Expiration January 2013, Exercise Price $12.50			230	920
TOTAL PURCHASED PUT OPTIONS (Cost - $1,263,636)				1,124,805

SHORT-TERM INVESTMENT - 8.3%			Interest
MONEY MARKET FUND - 8.3%	Shares		Rate
First American Government Obligations Fund	17,165,367		0.02%+	17,165,367
TOTAL SHORT-TERM INVESTMENT (Cost - $17,165,367)

TOTAL INVESTMENTS - 104.2% (Cost - $215,204,640)				$ 217,686,426
LIABILITIES IN EXCESS OF OTHER ASSETS - (4.2) %				(8,648,642)
NET ASSETS - 100.0%				$ 209,037,784

* Non-Income producing security.
** Each Purchased Option contract allows the Fund to sell 100 shares of the underlying security at the exercise price.
ADR- American Depositary Receipt.
+ Variable rate security. Interest rate is as of October 31, 2012.
^ Subject to call option written.

# All or a portion of the security is segregated as collateral for securities sold short and/or options purchased/written at October 31, 2012.  Total collateral had a market value of $59,097,856 at October 31, 2012.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2012

Security			Contracts ++	Value
SCHEDULE OF WRITTEN CALL OPTIONS - (4.3)%
Abbott Labs, Expiration February 2013, Exercise Price $65.00			91	$ 23,205
Abbott Labs, Expiration November 2012, Exercise Price $67.50			350	10,150
Aetna, Inc., Expiration January 2013, Exercise Price $36.00			594	473,715
American International Group, Expiration November 2012, Exercise Price $30.00			541	270,500
American International Group, Expiration December 2012, Exercise Price $33.00			59	16,078
Anadarko Petroleum Corp., Expiration November 2012, Exercise Price $65.00			347	149,210
AT&T, Inc., Expiration December 2012, Exercise Price $34.00			1,140	145,920
Block H&R, Inc., Expiration January 2013, Exercise Price $15.00			348	100,920
BP PLC, Expiration January 2013, Exercise Price $40.00			621	211,140
BP PLC, Expiration January 2013, Exercise Price $41.00			219	59,130
British Sky Broadcasting Group, Expiration December 2012, Exercise Price GBP 7.00			52	21,603
CenturyLink, Inc., Expiration January 2013, Exercise Price $38.00			47	5,640
CenturyLink, Inc., Expiration January 2013, Exercise Price $40.00			848	34,768
CenturyLink, Inc., Expiration April 2013, Exercise Price $38.00			215	37,410
CenturyLink, Inc., Expiration January 2013, Exercise Price $39.00			108	86,400
Chesapeake Energy Corp., Expiration January 2013, Exercise Price $17.50			754	252,590
Chicago Bridge & Iron, Expiration January 2013, Exercise Price $33.00			53	27,295
Chicago Bridge & Iron, Expiration January 2013, Exercise Price $36.00			563	168,900
Chicago Bridge & Iron, Expiration January 2013, Exercise Price $38.00			5	1,055
Chicago Bridge & Iron, Expiration December 2012, Exercise Price $34.00			273	114,660
Citigroup, Inc., Expiration November 2012, Exercise Price $27.00			598	623,415
Constellation Brands, Inc., Expiration January 2013, Exercise Price $32.50			140	56,700
Constellation Brands, Inc., Expiration January 2013, Exercise Price $35.00			121	30,855
Constellation Brands, Inc., Expiration November 2012, Exercise Price $30.00			253	140,415
Corrections Corp. Of America, Expiration December 2012, Exercise Price $30.00			86	34,830
Corrections Corp. Of America, Expiration December 2012, Exercise Price $31.00			300	105,000
Dean Foods Co., Expiration December 2012, Exercise Price $12.00			294	148,470
Dean Foods Co., Expiration December 2012, Exercise Price $13.00			437	181,355
Dean Foods Co., Expiration December 2012, Exercise Price $14.00			197	64,025
Dole Foods, Expiration January 2013, Exercise Price $11.00			284	58,220
Dole Foods, Expiration January 2013, Exercise Price $12.50			810	87,075
Eaton Corp., Expiration November 2012, Exercise Price $42.00			47	22,795
Eli Lilly & Co., Expiration January 2013, Exercise Price $47.00			688	180,256
European Aeronautic Defense, Expiration November 2012, Exercise Price $24.50			228	87,155
European Aeronautic Defense, Expiration November 2012, Exercise Price $25.00			270	87,466
Fifth Third Bancorp, Expiration January 2013, Exercise Price $14.00			2,536	245,992
Gardner Denver, Inc., Expiration December 2012, Exercise Price $60.00			52	50,700
Hertz Global Holdings, Inc., Expiration November 2012, Exercise Price $12.00			93	14,415
Hertz Global Holdings, Inc., Expiration November 2012, Exercise Price $13.00			618	58,710
Hertz Global Holdings, Inc., Expiration December 2012, Exercise Price $13.00			1,201	156,130
Hess Corp., Expiration February 2013, Exercise Price $47.50			133	88,445
Hess Corp., Expiration February 2013, Exercise Price $50.00			133	65,835
Hillshire Brands Co., Expiration November 2012, Exercise Price $25.00			100	13,000
Huntsman Corp., Expiration January 2013, Exercise Price $14.00			1,607	241,050
Huntsman Corp., Expiration January 2013, Exercise Price $15.00			560	61,600
Huntsman Corp., Expiration February 2013, Exercise Price $13.00			206	50,985
J.P. Morgan Chase & Co., Expiration November 2012, Exercise Price $34.00			29	22,257
Keycorp, Expiration March 2013, Exercise Price $8.00			498	40,089
Keycorp, Expiration December 2012, Exercise Price $8.00			2,430	133,650
Lamar Advertising Co., Expiration January 2013, Exercise Price $35.00			919	477,880
M&T Bank Corp. Expiration April 2013, Exercise Price $80.00			131	308,505
M&T Bank Corp. Expiration April 2013, Exercise Price $85.00			66	124,410

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2012

Security			Contracts ++	Value
SCHEDULE OF WRITTEN CALL OPTIONS (Continued) - (4.3)%
M&T Bank Corp., Expiration April 2013, Exercise Price $95.00			3	$ 3,150
Mead Johnson Nutrition, Expiration November 2012 , Exercise Price $70.00			178	1,246
Medicis Pharmaceutical Corp., Expiration January 2013, Exercise Price $44.00			206	3,090
MetroPCS Communications, Inc., Expiration January 2013, Exercise Price $10.00			2,602	247,190
MetroPCS Communications, Inc., Expiration January 2013, Exercise Price $11.00			441	26,460
MetroPCS Communications, Inc., Expiration February 2013, Exercise Price $9.00			389	62,240
Murphy Oil Corp., Expiration January 2013, Exercise Price $57.50			68	33,320
Murphy Oil Corp., Expiration January 2013, Exercise Price $60.00			289	94,503
Murphy Oil Corp., Expiration January 2013, Exercise Price $62.50			94	21,620
Navistar International Corp., Expiration November 2012, Exercise Price $18.00			398	54,128
Navistar International Corp., Expiration November 2012, Exercise Price $20.00			774	31,734
Navistar International Corp., Expiration December 2012, Exercise Price $17.00			217	64,015
Penny (J.C.), Inc., Expiration January 2013, Exercise Price $20.00			180	90,900
Penny (J.C.), Inc., Expiration January 2013, Exercise Price $21.00			174	73,080
Penny (J.C.), Inc., Expiration November 2012, Exercise Price $21.00			145	52,200
Penny (J.C.), Inc., Expiration November 2012, Exercise Price $22.00			451	129,888
Pfizer, Inc., Expiration December 2012, Exercise Price $23.00			464	91,872
Procter & Gamble Co., Expiration January 2013, Exercise Price $65.00			86	41,280
PSS World Medical, Inc., Expiration February 2013, Exercise Price $30.00			288	2,880
PVH Corp., Expiration March 2013, Exercise Price $95.00			37	66,600
Realty Income Corp., Expiration December 2012, Exercise Price $40.00			457	26,506
Robbins & Myers, Inc., Expiration January 2013, Exercise Price $60.00			149	1,490
Sprint Nextel Corp., Expiration January 2013 , Exercise Price $5.50			766	16,852
Sprint Nextel Corp., Expiration February 2013 , Exercise Price $5.50			587	17,023
Sprint Nextel Corp., Expiration February 2013 , Exercise Price $6.00			1,742	15,678
Tower Group, Inc., Expiration January 2013 , Exercise Price $17.50			1,750	210,000
Tyco International Ltd., Expiration January 2013 , Exercise Price $27.00			324	36,612
Valero Energy Corp., Expiration December 2012 , Exercise Price $26.00			287	93,275
Verizon Communications, Inc., Expiration January 2013, Exercise Price $42.00			91	30,030
Verizon Communications, Inc., Expiration January 2013, Exercise Price $45.00			173	19,376
Verizon Communications, Inc., Expiration November 2012, Exercise Price $45.00			260	12,480
Visteon Corp., Expiration December 2012, Exercise Price $40.00			31	14,880
Visteon Corp., Expiration December 2012, Exercise Price $45.00			78	16,575
Xstrata PLC, Expiration November 2012, Exercise Price GBP 8.80			7	11,520
Xstrata PLC, Expiration November 2012, Exercise Price GBP 9.00			53	71,401
Xstrata PLC, Expiration December 2012, Exercise Price GBP 8.40			61	145,166
Xstrata PLC, Expiration December 2012, Exercise Price GBP 9.20			298	399,058
Yahoo, Inc., Expiration January 2013, Exercise Price $15.00			1,543	300,885
TOTAL WRITTEN CALL OPTIONS - (Proceeds - $9,561,467)				8,902,177

SCHEDULE OF WRITTEN PUT OPTIONS - 0.0%
AT&T, Inc., Expiration November 2012, Exercise Price $35.00			244	17,080
SPDR S&P 500 ETF Trust, Expiration November 2012, Exercise Price $138.00			87	9,657
Sprint Nextel Corp., Expiration January 2014, Excise price $4.00			395	29,823
TOTAL WRITTEN PUT OPTIONS - (Proceeds - $37,789)				56,560

++ Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2012

Security			Shares	Value
SECURITIES SOLD SHORT - (6.3)%
ASM Lithography Holding N.V.			69,326	$ 3,810,850
Discovery Communications, Inc.			16,600	979,732
Eaton Corp.			60,496	2,856,621
Hertz Global Holdings Inc.			6,800	90,236
M&T Bank Corp.			2,082	216,736
SPDR S&P 500 ETF Trust			1,200	169,416
TELUS Corp.			77,830	5,060,468
TOTAL SECURITIES SOLD SHORT - (Proceeds - $12,189,458)				13,184,059

				Unrealized
LONG EQUITY SWAP CONTRACTS- (0.3)%				Appreciation/ (Depreciation)
Aegis Group PLC Equity Swap, JP Morgan - July 17, 2013				$ 41,536
to receive total return of Aegis Group PLC less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $2,466,635)

Australian Infrastructure Equity Swap, JP Morgan - September 24, 2013				(5,283)
to receive total return of Australian Infrastructure less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,244,559)

APA Group Equity Swap, JP Morgan - August 28, 2013				18,466
to receive total return of APA Group less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1)

British Sky Broadcasting Group Equity Swap, JP Morgan - September 16, 2013				(117,929)
to receive total return of British Sky Broadcasting less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,659,468)

Cooper Industries PLC Equity Swap, JP Morgan - June 10, 2013				559,950
to receive total return of Cooper Industries PLC less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $6,566,844)

Charter Hall Office REIT Equity Swap, JP Morgan - February 21, 2013				-
to receive total return of Charter Hall Office REIT less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $3)

eAccess Ltd Equity Swap, JP Morgan - October 15, 2013				(106,801)
to receive total return of eAccess LTD less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,145,237)

European Aeronautic Defense Equity Swap, JP Morgan - September 20, 2013				106,814
to receive total return of European Aeronautic Defense less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,663,616)

Grupo Modelo SA Equity Swap, JP Morgan - July 1, 2013				(69,612)
to receive total return of Grupo Modelo SA less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $4,222,054)

TNT Express NV Swap, JP Morgan - April 26, 2013				(486,991)
to receive total return of TNT Express NV less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $4,907,197)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2012
				Unrealized
				Appreciation/ (Depreciation)
Xstrata PLC Equity Swap, JP Morgan - February 11, 2013				$ (626,971)
to receive total return of Xstrata PLC less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $7,756,621)
TOTAL LONG EQUITY SWAP CONTRACTS				(686,821)

SHORT EQUITY SWAP CONTRACTS- (0.1)%
Eaton Corp. Equity Swap, JP Morgan - July 29, 2013				(245,223)
to pay total return of Eaton Corp. less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,601,079)

Glencore International Equity Swap, JP Morgan - September 12, 2013				8,351
to pay total return of Glencore International less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $104,534)

Glencore International Equity Swap, JP Morgan - October 29, 2013				(1,365)
to pay total return of Glencore International less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $450,184)

Softbank Corp. Utilities Equity Swap, JP Morgan - October 15, 2013				89,350
to pay total return of Softbank Corp. Utilities less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,177,398)
TOTAL SHORT EQUITY SWAP CONTRACTS				(148,887)

TOTAL EQUITY SWAP CONTRACTS				$ (835,708)

Portfolio Composition * - Unaudited
Financial	33.50%	Energy		7.29%
Consumer, Non-cyclical	21.87%	Consumer, Cyclical		6.16%
Communications	15.89%	Basic Materials		1.86%
Industrial	11.59%	Funds		1.84%
		Total		100.00%

* Based on total value of investments as of October 31, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

While investment-grade bonds in general, as measured by the Barclays Aggregate Bond Index, started the fiscal year in positive territory, this trend did not continue through the entire fiscal year ending October 31, 2012. As the fiscal year progressed, investment-grade bonds saw contrasting performance from one fiscal quarter to the next, almost in opposition to the movements of the equities markets. These shifts were most prevalent in Treasuries. Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, were up 4.4 percent during the fiscal year, but had declined as much as 2.5 percent during February and March. Long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, rose 10.3 percent over the fiscal year, contributing to a flattening yield curve. However, in an exaggerated fashion, these long-term Treasuries had dropped as much as 8.0 percent during the fiscal year from the end of July through mid-September. Broad investment-grade bonds in general ended the fiscal year up 5.3 percent, primarily due to the relative outperformance of corporate bonds, as measured by the BofA ML U.S. Corporate Bond Master Index, which increased 10.5 percent over the same time period. In contrast to their Treasury counterparts, investment-grade bonds and corporate bonds dropped only 0.3 percent and 0.7 percent, respectively, during the same period that the long-term Treasuries dropped 8.0 percent.

The performance of Treasuries across different maturities was disparate during both the fiscal quarter and the past fiscal year. While long-term Treasuries vastly underperformed intermediate-term Treasuries during the most recent fiscal quarter by close to 3.4 percent, the results were transposed when considering the last 12-month period. During the 12-month period ending October 31, 2012, long-term Treasuries outperformed intermediate-term Treasuries by almost 5.0 percent. The majority of the 12-month outperformance occurred after March 2012, when global equity markets experienced heightened concern regarding financial instability in Europe and the state of the U.S. economy. Long-term Treasury yields ended the fiscal year over 2.6 percent, which was almost 0.4 percent lower than the yields as of the beginning of the fiscal year. The Sub-Adviser continues to maintain a relative underweight to Treasuries in general, which added significantly to relative performance over the most recent fiscal quarter and over the past 12 months. The Sub-Adviser primarily focused on overweighting corporate bonds, which strongly benefitted performance even when compared against the performance of long-term Treasuries in general, as corporate bonds outperformed long-term Treasuries by 0.2 percent over the 12-month period.

The Sub-Adviser generally maintained an underweight to mortgage-backed securities during the fiscal year, but increased exposure during the final fiscal quarter to be in line with the benchmark index. Mortgage-backed securities in general, as measured by the BofA ML Mortgage Master Index, rose 3.5 percent during the fiscal year. Similarly, the Sub-Adviser increased exposure to commercial mortgage-backed securities (CMBS) in the final months of the fiscal year, which generally enhanced relative performance. Commercial mortgage-backed securities in general, as measured by the BofA ML CMBS Fixed Rate Index, rose 9.9 percent over the fiscal year. The Sub-Adviser is optimistic about how the Federal Open Market Committee’s recent actions in the fourth fiscal quarter may benefit the mortgage-backed securities market.

High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, increased 13.2 percent over the fiscal year, outperforming both investment-grade bonds and Treasuries, in general. The Sub-Adviser began the fiscal year with an approximate 20 percent weighting to high-yield bonds, but decreased the exposure to 15 percent by the end of the 12-month period. In addition, this exposure to high-yield bonds has generally enhanced absolute and relative performance over the past year, as high-yield bonds outperformed investment-grade bonds by 7.9 percent.

While the Sub-Adviser has retained an optimistic outlook on the U.S. economy, it does not anticipate that the economy will see substantial growth, but rather may see low-to-moderate growth. The Sub-Adviser believes that even slow growth may be a positive for debt holders, as it generally should not hinder companies from making coupon and principal payments. The Sub-Adviser continues to view Europe with cautious optimism and believes that while there may be increased levels of volatility in the short-term, it may be on its way toward a recovery.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2012

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	8.10%	6.54%	6.54%	5.36%
Class C Class A with load of 4.50% Class A without load	7.30% 2.96% 7.78%	5.74% 4.63% 6.26%	5.75% 5.29% 6.27%	4.58% 4.96%* 5.79%*
Morningstar Intermediate-Term Bond Category	7.13%	6.78%	5.74%	4.84%
Barclays Aggregate Bond Index	5.25%	6.08%	6.38%	5.50%

*Class A commenced operations on January 3, 2007.

The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.30% for Class N, 2.05% for Class C and 1.55% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund
October 31, 2012
	Principal		Interest		Maturity
Security	Amount		Rate		Date	Value
CORPORATE NOTES & BONDS - 44.4%
ADVERTISING - 0.1%
WPP Finance 2010	$ 150,000		3.625%		9/7/2022	$ 154,050

AEROSPACE/DEFENSIVE - EQUIPMENT - 0.1%
United Technologies Corp.	100,000		1.200		6/1/2015	101,683

AGRICULTURE - 0.6%
American Rock Salt Co. LLC/American Rock Capital Corp. - 144A	375,000		8.250		5/1/2018	346,875
Reynolds American, Inc.	300,000		3.250		11/1/2022	302,136
						649,011
BANKS - 8.8%
Ally Financial, Inc.	430,000		5.5000		2/15/2017	456,337
Bank of America Corp.	360,000		5.7500		8/15/2016	394,711
Bank of America Corp.	765,000		5.6250		7/1/2020	889,366
Barclays Bank PLC - 144A	270,000		6.0500		12/4/2017	294,241
Banco Santander Chile - 144A	600,000		3.8750		9/20/2022	620,840
Capital One Financial Corp.	205,000		6.1500		9/1/2016	234,979
Capital One Financial Corp.	115,000		7.3750		5/23/2014	126,119
Citigroup Inc.	536,000		5.0000		9/15/2014	565,250
Goldman Sachs Group, Inc.	190,000		6.0000		6/15/2020	222,450
Goldman Sachs Group, Inc.	140,000		5.1250		1/15/2015	150,947
Goldman Sachs Group, Inc.	375,000		5.7500		1/24/2022	436,125
JPMorgan Chase & Co.	255,000		5.1250		9/15/2014	272,549
JPMorgan Chase & Co.	125,000		7.9000		Perpetual	144,491
JPMorgan Chase & Co.	455,000		4.4000		7/22/2020	503,184
JPMorgan Chase & Co.	235,000		3.4500		3/1/2016	249,770
JPMorgan Chase & Co.	805,000		3.2500		9/23/2022	823,467
KeyCorp	215,000		5.1000		3/24/2021	252,838
Morgan Stanley	180,000		5.5500		4/27/2017	199,710
Morgan Stanley	410,000		5.5000		7/28/2021	455,822
Morgan Stanley	225,000		6.3750		7/24/2042	259,516
Regions Financial Corp.	545,000		5.7500		6/15/2015	587,919
Regions Financial Corp.	245,000		4.8750		4/26/2013	248,981
Resona Bank Ltd. - 144A	165,000		5.8500		Perpetual	178,388
SunTrust Banks, Inc.	45,000		5.2500		11/5/2012	45,000
UBS AG/Stamford CT	650,000		7.6250		8/17/2022	702,185
Wells Fargo & Co.	190,000		3.6760		6/15/2016	206,437
Wells Fargo & Co.	670,000		4.6000		4/1/2021	772,709
						10,294,331
BEVERAGES - 0.8%
Anheuser-Busch InBev Worldwide Inc	260,000		0.8000		7/15/2015	260,935
Beverages & More, Inc. - 144A	115,000		9.6250		10/1/2014	118,738
Heineken NV - 144A	555,000		3.4000		4/1/2022	585,936
						965,609
BIOTECHNOLOGY- 0.2%
Gilead Sciences, Inc.	180,000		4.4000		12/1/2021	206,798

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2012
	Principal		Interest		Maturity
Security	Amount		Rate		Date	Value
CHEMICALS - 0.4%
Ineos Finance PLC - 144A	$ 235,000		8.3750%		2/15/2019	$ 247,631
Nufarm Australia Ltd - 144A	235,000		6.3750		10/15/2019	241,169
						488,800
COMMERCIAL MBS - 7.1%
Bear Stearns Commercial Mortgage Securities 2005-PWR9 A4B	580,000		4.9430		9/11/2042	627,234
Bear Stearns Commercial Mortgage Securities 2007-T28 A3	133,688		5.7930		9/11/2042	138,785
CD 2006-CD2 Mortgage Trust	620,000		5.3648		1/15/2046	662,464
COMM 2007-C9 Mortgage Trust	675,000		5.8009		12/10/2049	809,420
Greenwich Capital Commercial Funding Corp 2007-GG9 A4	650,000		5.4440		3/10/2039	750,113
Commercial Mortgage Pass-Through Certificates Series 2006-C1 A3	22,923		5.4101		2/15/2039	24,248
Morgan Stanley Capital I Trust 2005-IQ10 A4B	510,000		5.2840		9/15/2042	564,028
Morgan Stanley Capital I Trust 2007-TOP27 A4	440,000		5.6528		6/11/2042	522,482
Morgan Stanley Capital I Trust 2008-TOP29 A4	2,415,000		6.2784		1/11/2043	2,979,178
Wachovia Bank Commercial Mortgage Trust 2006-C23 A5	90,000		5.4160		1/15/2045	102,375
Wachovia Bank Commercial Mortgage Trust 2007-C34 AM	985,000		5.8180		5/15/2046	1,094,365
						8,274,692
COMMERCIAL SERVICES - 0.9%
DynCorp International, Inc.	240,000		10.3750		7/1/2017	211,500
Iron Mountain, Inc.	425,000		5.7500		8/15/2024	426,063
Lender Processing Services, Inc.	355,000		5.7500		4/15/2023	375,856
						1,013,419
DIVERSIFIED FINANCIAL SERVICES - 1.7%
Ford Motor Credit Co. LLC	200,000		5.0000		5/15/2018	219,932
GFI Group, Inc.	410,000		8.6250		7/19/2018	344,400
General Electric Capital Corp.	300,000		7.1250		Perpetual	344,601
General Electric Capital Corp.	360,000		1.8750		9/16/2013	364,370
General Electric Capital Corp.	90,000		4.6500		10/17/2021	101,669
General Motors Financial Co., Inc. - 144A	240,000		4.7500		8/15/2017	244,500
International Lease Finance Corp.	360,000		4.8750		4/1/2015	376,200
						1,995,672
ELECTRIC - 1.1%
CMS Energy Corp.	250,000		6.2500		2/1/2020	293,125
CMS Energy Corp.	85,000		2.7500		5/15/2014	86,275
Calpine Corp. - 144A	65,000		7.8750		7/31/2020	71,825
Calpine Corp. - 144A	185,000		7.5000		2/15/2021	201,418
Dominion Resources. Inc. VA	85,000		8.8750		1/15/2019	115,794
Georgia Power Co.	100,000		6.0000		11/1/2013	105,188
Nevada Power Co.	125,000		6.5000		5/15/2018	156,045
Virginia Electric and Power Co.	265,000		5.4000		1/15/2016	303,433
						1,333,103
ELECTRICAL COMPONETS & EQUIPMENT - 0.1%
Belden, Inc. - 144A	90,000		5.5000		9/1/2022	92,025

ENTERTAINMENT - 0.4%
AMC Entertainment Inc.	265,000		9.7500		12/1/2020	298,788
United Artists Theatre Circuit, Inc. 1995-A Pass Through Trust *	3,445		9.3000		7/1/2015	3,502
WMG Acquisition Corp.	180,000		6.0000		1/15/2021	181,125
						483,415

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2012
	Principal		Interest		Maturity
Security	Amount		Rate		Date	Value
FOOD - 0.7%
Kraft Foods Group, Inc. - 144A	$ 110,000		2.2500%		6/5/2017	$ 113,917
Kraft Foods Group, Inc. - 144A	220,000		5.0000		6/4/2042	253,649
Kraft Foods Group, Inc. - 144A	165,000		3.5000		6/6/2022	177,896
Mondelez International, Inc.	100,000		2.6250		5/8/2013	100,934
Sysco Corp.	200,000		2.6000		6/12/2022	206,130
						852,526
FOREST PRODUCTS & PAPER - 0.2%
Sappi Papier Holding GmbH - 144A	235,000		7.7500		7/15/2017	252,919

HEALTHCARE-PRODUCTS - 0.6%
Biomet, Inc. - 144A	70,000		6.5000		8/1/2020	72,538
Biomet, Inc. - 144A	380,000		6.5000		10/1/2020	371,925
Boston Scientific Corp.	205,000		6.0000		1/15/2020	242,615
						687,078
HEALTHCARE-SERVICES - 0.4%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.	135,000		7.7500		2/15/2019	142,425
HCA, Inc.	235,000		6.5000		2/15/2020	260,556
Tenet Healthcare Corp.	80,000		6.2500		11/1/2018	86,700
						489,681
HOLDING COMPANIES-DIVERSIFIED - 0.3%
Hutchison Whampoa International 12 Ltd. - 144A	370,000		6.0000		Perpetual	386,650

HOUSEHOLD PRODUCTS/WARES - 0.5%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC - 144A	580,000		5.7500		10/15/2020	584,350

INSURANCE - 2.0%
American International Group, Inc.	525,000		4.8750		6/1/2022	592,378
CNA Financial Corp.	355,000		5.8750		8/15/2020	413,799
Chubb Corp. The	85,000		6.3750		3/29/2067	92,650
Lincoln National Corp.	295,000		4.2000		3/15/2022	311,234
MetLife, Inc.	235,000		5.0000		6/15/2015	260,157
Prudential Financial, Inc.	195,000		8.8750		6/15/2038	241,800
Prudential Financial, Inc.	120,000		5.8750		9/15/2042	126,750
Prudential Financial, Inc.	145,000		6.2000		1/15/2015	159,558
Prudential Financial, Inc.	145,000		7.3750		6/15/2019	185,417
						2,383,743
LODGING - 0.2%
MGM Resorts International - 144A	235,000		6.7500		10/1/2020	232,063

MEDIA - 2.5%
CCO Holdings LLC / CCO Holdings Capital Corp.	230,000		6.5000		4/30/2021	245,525
Cablevision Systems Corp.	580,000		5.8750		9/15/2022	578,550
DISH DBS Corp.	235,000		4.6250		7/15/2017	243,519
Nara Cable Funding Ltd. - 144A	270,000		8.8750		12/1/2018	254,812
NBCUniversal Media LLC	190,000		4.3750		4/1/2021	215,920

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2012
	Principal		Interest		Maturity
Security	Amount		Rate		Date	Value
MEDIA (Continuing)- 2.5%
NBCUniversal Media LLC	$ 160,000		2.8750%		1/15/2023	$ 160,930
Time Warner Cable, Inc.	495,000		5.0000		2/1/2020	583,601
Time Warner Cable, Inc.	150,000		4.0000		9/1/2021	165,459
Time Warner Cable, Inc.	40,000		5.5000		9/1/2041	46,244
Univision Communications, Inc. - 144A	360,000		6.7500		9/15/2022	361,800
						2,856,360
MINING - 0.2%
Vale Overseas Ltd.	190,000		4.3750		1/11/2022	203,196

OFFICE / BUSINESS EQUIPMENT - 0.6%
Xerox Corp.	630,000		4.5000		5/15/2021	661,090

OIL & GAS - 3.1%
BreitBurn Energy Partners LP. BreitBurn Finance Corp. - 144A	190,000		7.8750		4/15/2022	196,650
Calumet Specialty Products Partners LP. Calumet Finance Corp. - 144A	235,000		9.6250		8/1/2020	256,738
Continental Resources, Inc. OK - 144A	370,000		5.0000		9/15/2022	390,812
Hercules Offshore LLC - 144A	235,000		10.5000		10/15/2017	249,100
OGX Austria GmbH - 144A	275,000		8.5000		6/1/2018	240,969
Petrobras International Finance Co. - Pifco	300,000		5.3750		1/27/2021	340,176
Phillips 66 - 144A	630,000		4.3000		4/1/2022	709,818
Phillips 66 - 144A	195,000		5.8750		5/1/2042	244,562
Plains Exploration & Production Co.	235,000		6.8750		2/15/2023	236,175
SandRidge Energy, Inc.	335,000		7.5000		3/15/2021	350,075
Total Capital International SA	135,000		0.7500		1/25/2016	135,074
Transocean, Inc.	305,000		3.8000		10/15/2022	312,582
						3,662,731
OIL & GAS SERVICES- 0.6%
Cie Generale de Geophysique - Veritas	235,000		6.5000		6/1/2021	248,806
Expro Finance Luxembourg SCA - 144A	235,000		8.5000		12/15/2016	241,169
Weatherford International Ltd. Bermuda	175,000		4.5000		4/15/2022	185,761
						675,736
PHARMACEUTICALS - 1.0%
Express Scripts Holding Co. - 144A	300,000		2.1000		2/12/2015	307,010
Express Scripts Holding Co. - 144A	310,000		2.6500		2/15/2017	323,926
VPI Escrow Corp.	220,000		6.3750		10/15/2020	232,650
Watson Pharmaceuticals, Inc.	310,000		3.2500		10/1/2022	316,851
						1,180,437
PIPELINES - 2.1%
Copano Energy LLC / Copano Energy Finance Corp.	30,000		7.1250		4/1/2021	31,725
El Paso Pipeline Partners Operating Co. LLC	345,000		7.5000		11/15/2040	470,063
Energy Transfer Partners LP	725,000		5.2000		2/1/2022	833,757
Energy Transfer Partners LP	205,000		6.5000		2/1/2042	258,669
Plains All American Pipeline LP / PAA Finance Corp	755,000		3.6500		6/1/2022	813,550
						2,407,764

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2012
	Principal		Interest		Maturity
Security	Amount		Rate		Date	Value
REITS - 2.6%
AvalonBay Communities, Inc.	$ 910,000		2.9500%		9/15/2022	$ 917,835
Boston Properties LP	570,000		3.8500		2/1/2023	610,254
CNL Lifestyle Properties, Inc.	130,000		7.2500		4/15/2019	123,825
DDR Corp.	210,000		7.8750		9/1/2020	271,196
Digital Realty Trust LP	335,000		5.2500		3/15/2021	376,912
Duke Realty LP	365,000		5.9500		2/15/2017	414,439
Felcor Lodging LP	240,000		6.7500		6/1/2019	257,400
Ventas Realty LP / Ventas Capital Corp.	95,000		4.2500		3/1/2022	102,172
						3,074,033
RETAIL - 0.6%
CVS Pass-Through Trust - 144A	108,770		7.5070		1/10/2032	145,635
Claire's Stores, Inc. - 144A	220,000		9.0000		3/15/2019	230,725
Landry's Holdings, Inc. - 144A	125,000		9.3750		5/1/2020	132,656
Pantry, Inc. The - 144A	70,000		8.3750		8/1/2020	73,150
Spencer Spirit Holdings, Inc. / Spencer Gifts LLC / Spirit Halloween Superstores - 144A	80,000		11.0000		5/1/2017	85,400
						667,566
SAVINGS & LOANS - 0.3%
Santander Holdings USA, Inc. PA	320,000		3.0000		9/24/2015	324,451

SOFTWARE - 0.5%
First Data Corp. - 144A	585,000		6.7500		11/1/2020	587,925

TELECOMMUNICATIONS - 2.8%
AT&T, Inc.	90,000		4.4500		5/15/2021	106,045
AT&T, Inc.	315,000		3.8750		8/15/2021	357,859
CenturyLink, Inc.	520,000		6.4500		6/15/2021	567,902
Digicel Group Ltd. - 144A	200,000		8.2500		9/30/2020	216,500
EarthLink, Inc.	380,000		8.8750		5/15/2019	390,450
Frontier Communications Corp.	235,000		7.1250		1/15/2023	251,156
GCI, Inc.	190,000		8.6250		11/15/2019	206,150
Intelsat Jackson Holdings SA - 144A	195,000		6.6250		12/15/2022	193,538
UPCB Finance VI Ltd. - 144A	265,000		6.8750		1/15/2022	281,894
Virgin Media Finance PLC	127,000		8.3750		10/15/2019	145,892
Wind Acquisition Finance SA - 144A	250,000		11.7500		7/15/2017	244,687
Windstream Corp.	235,000		7.7500		10/15/2020	254,387
						3,216,460
TOBACCO - 0.1%
Philip Morris International, Inc.	85,000		6.8750		3/17/2014	92,380

TRANSPORTATION - 0.2%
Bristow Group, Inc.	40,000		6.2500		10/15/2022	41,950
CHC Helicopter SA	235,000		9.2500		10/15/2020	239,700
						281,650

TOTAL CORPORATE NOTES & BONDS (Cost - $49,283,729)						51,813,397

FOREIGN GOVERNMENT BOND - 0.3%
Mexico Government International Bond	295,000	MXN	4.7500		3/8/2044	328,188
TOTAL FOREIGN GOVERNMENT BOND (Cost - $290,786)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2012
	Principal		Interest		Maturity
Security	Amount		Rate		Date	Value
U.S. GOVERNMENT & AGENCIES - 50.9%
U.S. GOVERNMENT AGENCY - 20.3%
Fannie Mae 1999-M2 B	$ 336,541		6.6341%		3/25/2029	$ 386,210
Federal National Mortgage Association	485,000		0.0000		10/9/2019	424,491
FGLMC Pool A46224	317,168		5.0000		7/1/2035	346,988
FGLMC Pool A62582	57,442		6.0000		6/1/2037	63,520
FGLMC Pool G01499	55,083		7.0000		1/1/2033	65,261
FGLMC Pool G01980	637,962		5.0000		12/1/2035	707,895
FGLMC Pool G03660	479,540		6.0000		12/1/2037	530,831
FGLMC Pool G05888	198,127		5.5000		10/1/2039	216,703
FGLMC Pool G06380	1,672,283		6.5000		2/1/2035	1,906,687
FNCL Pool 310041	418,191		6.5000		5/1/2037	479,029
FNCL Pool 703391	587,783		5.0000		5/1/2033	647,590
FNCL Pool 735061	123,798		6.0000		11/1/2034	139,112
FNCL Pool 866009	235,679		6.0000		3/1/2036	262,874
FNCL Pool 880117	97,417		5.5000		4/1/2036	107,961
FNCL Pool 889883	2,324,206		6.5000		3/1/2038	2,642,506
FNCL Pool 909141	37,552		6.0000		1/1/2038	41,819
FNCL Pool 909153	37,859		6.0000		2/1/2038	42,212
FNCL Pool 909175	91,558		5.5000		4/1/2038	101,225
FNCL Pool 909220	202,561		6.0000		8/1/2038	225,578
FNCL Pool 909223	110,742		6.0000		8/1/2038	123,445
FNCL Pool 929191	280,503		6.0000		3/1/2038	312,377
FNCL Pool 931983	959,985		5.5000		9/1/2039	1,073,398
FNCL Pool 931995	162,341		5.0000		9/1/2039	180,793
FNCL Pool 938574	814,014		5.5000		9/1/2036	899,160
FNCL Pool 962752	92,016		5.0000		4/1/2038	103,708
FNCL Pool 975649	543,219		6.0000		7/1/2038	608,487
FNCL Pool AA7001	604,357		5.0000		6/1/2039	673,049
FNCL Pool AE2496	529,828		4.5000		9/1/2040	597,517
FNCL Pool AD0727	991,982		6.0000		8/1/2039	1,106,258
FNCL Pool AO8769	3,100,790		3.5000		8/1/2042	3,322,930
FNCL Pool TBA	5,010,000		3.0000		11/25/1942	5,252,935
						23,592,549
U.S. TREASURY OBLIGATIONS - 30.6%
United States Treasury Bond	1,835,000		3.5000		2/15/2039	2,092,904
United States Treasury Note	13,040,000		1.0000		8/31/2016	13,277,367
United States Treasury Note	865,000		2.0000		11/15/2021	897,606
United States Treasury Note	5,315,000		0.2500		11/30/2013	5,316,246
United States Treasury Note	13,780,000		1.3750		11/30/2018	14,121,270
						35,705,393

TOTAL U.S. GOVERNMENT & AGENCIES (Cost - $58,028,941)						59,297,942

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2012
	Principal		Interest		Maturity
Security	Amount		Rate		Date	Value
BANK LOANS - 0.9%
Chrysler Group LLC	$ 225,000		4.7500	% +	5/24/2017	$ 230,312
Emerald Performance Materials	375		6.7500	+	4/17/2018	379
Frac Tech International LLC	235,000		6.2500	+	4/19/2016	209,737
Party City Holdings, Inc.	125,000		5.7500	+	7/10/2019	126,391
Pinnacle Foods Finance LLC	125,000		7.7500	+	9/16/2018	125,624
Roundy's Supermarkets	150,000		5.7500	+	4/16/2016	146,062
Trinseo Materials OP SCA	235,000		8.0000	+	5/10/2017	225,013
TOTAL BANK LOANS (Cost - $1,065,113)						1,063,518

PREFERRED STOCKS - 0.6%			Dividend
BANKS - 0.4%	Shares		Rate
GMAC Capital Trust I	17,600		8.1250	+	2/15/2040	460,064

DIVERSIFIED FINANCIAL SERVICES - 0.2%
Citigroup Capital XIII	7,200		7.8750	+	10/30/2040	200,232

TOTAL PREFERRED STOCKS (Cost - $620,000)						660,296

			Interest Rate
SHORT-TERM INVESTMENT - 7.3%
MONEY MARKET FUND - 7.3%
Fidelity Institutional Money Market Fund - Government Portfolio	8,507,568		0.01	% +		8,507,568
TOTAL SHORT-TERM INVESTMENT (Cost - $8,507,568)

TOTAL INVESTMENTS - 104.4% (Cost - $117,796,137)						$ 121,670,909
LIABILITIES IN EXCESS OF OTHER ASSETS - (4.4) %						(5,153,850)
NET ASSETS - 100.0%						$ 116,517,059

+ Variable rate security. Interest rate is as of October 31, 2012.
* The value of this security has been determined in good faith under the policies of the Board of Trustees.
MXN-Mexican Peso

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - Unaudited
U.S. Government & Agencies Notes & Bonds	48.74%	Short-Term Investment				6.99%
Corporate Notes & Bonds	42.59%	Bank Loans				0.87%
Foreign Government Bond	0.27%	Preferred Stocks				0.54%
		Total				100.00%

* Based on total value of investments as of October 31, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.
Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

In a fiscal year marked by increased accommodative monetary policy by the Federal Open Market Committee and general progress within the euro-zone, high-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, increased 13.2 percent over the fiscal year. High-yield bonds outperformed their investment-grade counterparts, as measured by the Barclay’s Aggregate Bond Index, and broad Treasuries, as measured by the BofA ML Treasury Master Index as investors broadly expanded their appetite for risk. High-yield bonds outperformed investment grade bonds by 7.9 percent and Treasuries by 9.4 percent. High-yield bonds generally experienced strong performance throughout the fiscal year, especially when other investments associated with increased risk, such as stocks, also surged. However, even when stocks in general, as measured by the S&P 500 Index, tumbled 9.6 percent in April and May, high-yield bonds only fell 0.7 percent.

Reversing the trend in the third fiscal quarter, high-yield bonds rated CCC and lower outperformed bonds rated BB and B during the fourth fiscal quarter ending October 31, 2012. During the fourth fiscal quarter bonds rated CCC and lower increased 3.9 percent, while B-rated bonds increased 3.4 percent and BB-rated bonds increased 3.3 percent. This outperformance of CCC-rated bonds increased their lead over the 12-month period versus bonds rated BB and B to 1.7 percent and 1.4 percent, respectively. This relative outperformance of bonds rated CCC and lower generally detracted from the Fund’s relative performance as the Sub-Adviser continues to focus on BB- and B-rated bonds. The Sub-Adviser pairs this defensive approach in credit ratings with a focus on shorter duration bonds within the high-yield space. The average duration of the benchmark index BofA ML High-Yield Bond Cash Pay Index, was approximately 4.8 years, significantly higher than the Fund’s average duration of approximately 3 years. While this lower average duration generally provides the Fund less sensitivity to interest rate changes, it often correlates with shorter maturities and lower-yielding bonds within the high-yield space.

Though the Sub-Adviser generally underweighted high-yield bonds in the energy sector during most of the fiscal year, it reversed that position to an overweight during the final months. The underweight during the 12-month period generally improved relative performance, as high-yield bonds in the sector generally increased 9.7 percent. However, in the fourth fiscal quarter the overweight in the sector slightly detracted from relative performance, as high-yield bonds within the sector were up 3.4 percent on average during the fourth fiscal quarter. Reducing the negative impact of the overweight in the final three months, many of the bonds that the Sub-Adviser selected outperformed both the energy sector and the benchmark index. Coal miners such as Arch Coal Inc. (039380AB6) and Cloud Peak Energy (18911MAD3) rose 5.3 percent and 5.8 percent, respectively, during the fourth fiscal quarter. However, the strongest performer in the portfolio within the coal industry was Massey Energy Co. (576203AJ2), a coal producer that was purchased in 2011 by Alpha Natural Resources, Inc. The Massey Energy Co. bonds increased 13.0 percent during the fourth fiscal quarter. Holdings outside of the coal industry, such as Chesapeake Energy Corporation (165167CD7), which focuses on oil and natural gas, rose 6.6 percent during the fourth fiscal quarter.

The Fund remained underweight in the healthcare sector throughout the fiscal year, which the Sub-Adviser continues to believe is a riskier sector in the high-yield bond market. This underweight generally benefitted relative performance, as high-yield healthcare bonds underperformed high-yield bonds as a whole by 0.5 percent during the fiscal year. Within the sector, some holdings such as MedAssets Inc. (584045AC2), a provider of software solutions for hospitals, outperformed both the sector in general and contributed to positive relative performance versus the benchmark index. Since its addition to the Fund mid-November of 2011, the MedAssets Inc. holding increased 18.1 percent while the high-yield bonds within the healthcare sector rose 13.8 percent during the same time period.

The Sub-Adviser has not deviated from its focus on BB- and B-rated bonds and it believes that as companies continue to deleverage and lessen risk, and the economy obtains a solid footing, the high-yield bond market may benefit. The Sub-Adviser remains optimistic that growth rates will remain positive and that any growth will benefit high-yield bonds, in general, as companies may continue to pay back their debt from the steady growth.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2012

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (7/1/05)
Class N	10.96%	10.57%	6.73%	6.15%
Class C Class A with load of 4.50% Class A without load	10.19% 5.72% 10.70%	9.75% 8.65% 10.33%	5.95% 5.48% 6.45%	5.36% 4.84%* 5.66%*
Morningstar High-Yield Bond Category	12.27%	11.03%	6.48%	6.55%
Bo A ML High-Yield Bond Cash Pay Index	13.16%	12.23%	9.02%	8.47%

*Class A commenced operations on January 3, 2007.

The Morningstar High-Yield Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below.

The BofA ML High-Yield Bond Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.  Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.39% for Class N, 2.14% for Class C and 1.64% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2012
		Principal	Interest	Maturity
Security		Amount	Rate	Date	Value
BONDS & NOTES - 91.9%
AEROSPACE/DEFENSE - 0.5%
TransDigm, Inc. -144A		$ 750,000	5.500%	10/15/2020	$ 755,625

APPAREL - 0.4%
Perry Ellis International, Inc.		320,000	7.875	4/1/2019	333,200
Wolverine World Wide, Inc. -144A		190,000	6.125	10/15/2020	198,788
					531,988
AUTO MANUFACTURERS - 0.8%
Chrysler Group LLC		1,045,000	8.000	6/15/2019	1,116,844

AUTO PARTS & EQUIPMENT - 1.1%
Goodyear Tire & Rubber Co.		250,000	7.000	5/15/2022	263,438
Pittsburgh Glass Works LLC -144A		1,085,000	8.500	4/15/2016	1,006,338
Titan International, Inc.		280,000	7.875	10/1/2017	297,500
					1,567,276
BANKS - 6.0%
Ally Financial, Inc.		2,215,000	5.500	2/15/2017	2,350,669
Ally Financial, Inc.		40,000	6.250	12/1/2017	44,080
CIT Group, Inc.		145,000	5.000	5/15/2017	153,526
CIT Group, Inc.		1,000,000	4.250	8/15/2017	1,030,620
CIT Group, Inc. -144A		750,000	5.500	2/15/2019	803,438
CIT Group, Inc.		295,000	5.375	5/15/2020	316,388
First Tennessee Bank, NA		280,000	5.050	1/15/2015	292,789
Synovus Financial Corp.		1,370,000	5.125	6/15/2017	1,349,450
Synovus Financial Corp.		1,250,000	7.875	2/15/2019	1,412,500
Wachovia Capital Trust III		780,000	5.570	Perpetual	777,075
					8,530,535
BUILDING MATERIALS - 1.0%
Nortek, Inc.		680,000	8.500	4/15/2021	734,400
USG Corp.		670,000	6.300	11/15/2016	683,400
					1,417,800
CHEMICALS - 0.8%
Huntsman International LLC		130,000	8.625	3/15/2021	148,525
LyondellBasell Industries NV		365,000	6.000	11/15/2021	422,488
Tronox Finance LLC -144A		630,000	6.375	8/15/2020	630,787
					1,201,800
COAL - 2.6%
Alpha Natural Resources, Inc.		685,000	9.750	4/15/2018	696,131
Arch Coal, Inc.		605,000	8.750	8/1/2016	615,587
Alpha Appalachia Holdings, Inc.		1,555,000	3.250	8/1/2015	1,478,222
Cloud Peak Energy Resources LLC		195,000	8.250	12/15/2017	212,063
Cloud Peak Energy Resources LLC		155,000	8.500	12/15/2019	171,663
CONSOL Energy, Inc.		215,000	8.000	4/1/2017	228,438
Peadbody Energy Corp. -144A		250,000	6.000	11/15/2018	260,625
					3,662,729
See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2012
		Principal	Interest	Maturity
Security		Amount	Rate	Date	Value
COMMERCIAL SERVICES - 4.8%
Avis Budget Car Rental LLC		$ 616,000	7.750%	5/15/2016	$ 634,486
Avis Budget Car Rental LLC		1,000,000	9.625	3/15/2018	1,118,750
Avis Budget Car Rental LLC		170,000	8.250	1/15/2019	186,363
Avis Budget Car Rental LLC		155,000	9.750	3/15/2020	177,281
Cardtronics, Inc.		500,000	8.250	9/1/2018	562,500
Corelogic, Inc.		610,000	7.250	6/1/2021	675,575
Emergency Medical Services Corp.		510,000	8.125	6/1/2019	543,150
Great Lakes Dredge & Dock Co.		635,000	7.375	2/1/2019	677,862
HDTFS, Inc. -144A		320,000	5.875	10/15/2020	324,800
HDTFS, Inc. -144A		200,000	6.250	10/15/2022	203,750
Live Nation Entertainment, Inc. -144A		750,000	7.000	9/1/2020	780,000
Stewart Enterprises, Inc.		450,000	6.500	4/15/2019	482,062
Transunion LLC		295,000	11.375	6/15/2018	343,675
United Rentals North America, Inc.		170,000	10.875	6/15/2016	189,550
					6,899,804
COMPUTERS - 1.2%
Seagate HDD Cayman		515,000	7.750	12/15/2018	561,350
Stream Global Services, Inc.		330,000	11.250	10/1/2014	351,862
SunGard Data Systems, Inc. -144A		710,000	6.625	11/1/2019	716,213
					1,629,425
DIVERSIFIED FINANCIAL SERVICES - 4.0%
AerCap Aviation Solutions BV		675,000	6.375	5/30/2017	702,000
Aircastle Ltd.		250,000	6.750	4/15/2017	268,750
Aircastle Ltd.		1,005,000	9.750	8/1/2018	1,141,931
E*TRADE Financial Corp.		315,000	7.875	12/1/2015	320,512
E*TRADE Financial Corp.		480,000	6.750	6/1/2016	512,400
E*TRADE Financial Corp.		1,275,000	12.500	11/30/2017	1,450,313
International Lease Finance Corp.		245,000	8.625	1/15/2022	297,369
International Lease Finance Corp.		455,000	5.875	8/15/2022	473,532
National Money Mart Co.		485,000	10.375	12/15/2016	543,200
					5,710,007
ELECTRIC - 2.7%
AES Corp.		310,000	7.375	7/1/2021	347,975
Calpine Corp. -144A		275,000	7.250	10/15/2017	292,875
Calpine Corp. -144A		1,045,000	7.500	2/15/2021	1,137,744
NRG Energy, Inc.		830,000	7.625	1/15/2018	910,925
NRG Energy, Inc.		430,000	7.625	5/15/2019	460,100
NRG Energy, Inc.		375,000	7.875	5/15/2021	412,500
NRG Energy, Inc. -144A		320,000	6.625	3/15/2023	328,400
					3,890,519
ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
Belden, Inc. -144A		625,000	5.500	9/1/2022	639,063
Coleman Cable, Inc.		435,000	9.000	2/15/2018	465,450
					1,104,513
See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2012
		Principal	Interest	Maturity
Security		Amount	Rate	Date	Value
ELECTRONICS - 0.6%
Sanmina Corp. -144A		$ 930,000	7.000%	5/15/2019	$ 916,050

ENTERTAINMENT - 3.0%
Cedar Fair LP		504,000	9.125	8/1/2018	572,670
GWR Operating Partnership LLP		1,240,000	10.875	4/1/2017	1,419,800
Isle of Capri Casinos, Inc.		285,000	7.750	3/15/2019	306,731
Lions Gate Entertainment, Inc. -144A		235,000	10.250	11/1/2016	264,669
Palace Entertainment Holdings LLC -144A		635,000	8.875	4/15/2017	673,100
Pinnacle Entertainment, Inc.		235,000	8.625	8/1/2017	254,975
Pinnacle Entertainment, Inc.		145,000	7.750	4/1/2022	157,688
Speedway Motorsports, Inc.		650,000	8.750	6/1/2016	697,937
					4,347,570
FOOD - 0.8%
Del Monte Corp.		330,000	7.625	2/15/2019	340,725
Post Holdings, Inc. -144A		500,000	7.375	2/15/2022	529,375
Smithfield Foods, Inc.		255,000	6.625	8/15/2022	267,750
					1,137,850
FOREST PRODUCTS & PAPER - 0.6%
Boise Paper Holdings LLC		835,000	9.000	11/1/2017	922,675

GAS - 1.6%
Sabine Pass LNG LP		1,820,000	7.500	11/30/2016	1,997,450
Sabine Pass LNG LP -144A		325,000	6.500	11/1/2020	329,875
					2,327,325
HEALTHCARE-PRODUCTS - 2.3%
Alere, Inc.		410,000	9.000	5/15/2016	435,625
Alere, Inc.		520,000	8.625	10/1/2018	548,600
Biomet, Inc. -144A		560,000	6.500	8/1/2020	580,300
Biomet, Inc. -144A		1,035,000	6.500	10/1/2020	1,013,006
Hologic, Inc. -144A		240,000	6.250	8/1/2020	255,600
Universal Hospital Services, Inc. -144A		390,000	7.625	8/15/2020	405,600
					3,238,731
HEALTHCARE-SERVICES - 3.0%
Community Health Systems, Inc.		300,000	7.125	7/15/2020	317,625
DaVita HealthCare Partners, Inc.		360,000	5.750	8/15/2022	378,000
HCA, Inc.		700,000	6.250	2/15/2013	711,812
HCA, Inc.		580,000	6.500	2/15/2020	643,075
HCA, Inc.		750,000	5.875	3/15/2022	803,437
HealthSouth Corp		440,000	5.750	11/1/2024	447,150
Health Net, Inc.		235,000	6.375	6/1/2017	246,162
Res-Care, Inc.		195,000	10.750	1/15/2019	218,400
Select Medical Holdings Corp.		530,000	6.429	9/15/2015	528,675
					4,294,336
See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2012
		Principal	Interest	Maturity
Security		Amount	Rate	Date	Value
HOUSEHOLD PRODUCTS - 1.3%
Prestige Brands, Inc.		$ 225,000	8.250%	4/1/2018	$ 248,344
Prestige Brands, Inc.		285,000	8.125	2/1/2020	321,694
Reynolds Group Issuer, Inc.		550,000	7.875	8/15/2019	599,500
Reynolds Group Issuer, Inc. -144A		340,000	5.750	10/15/2020	342,550
Spectrum Brands, Inc. -144A		190,000	6.750	3/15/2020	194,987
Yankee Candle Co., Inc.		92,000	8.500	2/15/2015	93,035
					1,800,110
HOUSEWARES - 0.2%
Libbey Glass, Inc. -144A		260,000	6.875	5/15/2020	278,200

INTERNET - 0.2%
Equinix, Inc.		310,000	8.125	3/1/2018	341,775

LEISURE TIME - 1.5%
NCL Corp. Ltd.		1,485,000	11.750	11/15/2016	1,707,750
Royal Caribbean Cruises Ltd.		400,000	11.875	7/15/2015	489,000
					2,196,750
LODGING - 3.7%
Ameristar Casinos, Inc.		345,000	7.500	4/15/2021	370,875
Ameristar Casinos, Inc. -144A		245,000	7.500	4/15/2021	263,375
Boyd Gaming Corp.		795,000	9.125	12/1/2018	824,812
Choice Hotels International, Inc.		465,000	5.750	7/1/2022	505,688
Ryman Hospitality Properties		355,000	6.750	11/15/2014	356,775
MGM Resorts International		250,000	10.375	5/15/2014	282,187
MGM Resorts International		360,000	6.625	7/15/2015	384,300
MGM Resorts International		360,000	7.500	6/1/2016	383,400
MGM Resorts International -144A		355,000	8.625	2/1/2019	385,619
MGM Resorts International -144A		390,000	6.750	10/1/2020	385,125
Wynn Las Vegas LLC		750,000	7.875	11/1/2017	817,500
Wynn Las Vegas LLC		250,000	7.875	5/1/2020	280,000
					5,239,656
MACHINERY-DIVERSIFIED - 0.6%
Briggs & Stratton Corp.		350,000	6.875	12/15/2020	388,500
Manitowoc Co., Inc.		500,000	5.875	10/15/2022	500,000
					888,500
MEDIA - 6.5%
CCO Holdings LLC		370,000	5.250	9/30/2022	373,700
CSC Holdings LLC		650,000	7.625	7/15/2018	755,625
Cablevision Systems Corp.		265,000	8.625	9/15/2017	310,712
Clear Channel Worldwide Holdings, Inc.		1,325,000	7.625	3/15/2020	1,270,344
Cumulus Media Holdings, Inc.		1,685,000	7.750	5/1/2019	1,655,513
DISH DBS Corp.		650,000	7.875	9/1/2019	765,375
DISH DBS Corp.		325,000	7.125	2/1/2016	363,188
Entravision Communications Corp.		407,000	8.750	8/1/2017	442,104
Nexstar Broadcasting, Inc.		700,000	8.875	4/15/2017	766,500
Salem Communications Corp.		349,000	9.625	12/15/2016	390,007
Sirius XM Radio, Inc. -144A		825,000	8.750	4/1/2015	940,500
Sirius XM Radio, Inc. -144A		295,000	5.250	8/15/2022	296,475
Starz LLC -144A		650,000	5.000	9/15/2019	667,875
XM Satellite Radio, Inc. -144A		295,000	7.625	11/1/2018	327,450
					9,325,368
See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2012
		Principal	Interest	Maturity
Security		Amount	Rate	Date	Value
MINING - 1.0%
FMG Resources Ltd. -144A		$ 240,000	7.000%	11/1/2015	$ 243,600
FMG Resources Ltd. -144A		740,000	6.000	4/1/2017	714,100
Kaiser Aluminum Corp.		425,000	8.250	6/1/2020	462,188
					1,419,888
MISCELLANEOUS MANUFACTURING - 0.2%
Polypore International, Inc.		270,000	7.500	11/15/2017	292,950

OFFICE FURNISHINGS - 0.4%
Interface, Inc.		545,000	7.625	12/1/2018	592,006

OFFICE/BUSINESS EQUIPMENT - 0.8%
CDW LLC		1,000,000	8.000	12/15/2018	1,097,500

OIL & GAS - 12.8%
Bill Barrett Corp.		475,000	9.875	7/15/2016	522,500
Bill Barrett Corp.		185,000	7.625	10/1/2019	197,025
Bill Barrett Corp.		945,000	7.000	10/15/2022	973,350
Chaparral Energy, Inc.		205,000	9.875	10/1/2020	234,213
Chaparral Energy, Inc.		250,000	8.250	9/1/2021	274,375
Chaparral Energy, Inc. -144A		370,000	7.625	11/15/2022	393,125
Chesapeake Energy Corp.		440,000	9.500	2/15/2015	493,900
Chesapeake Energy Corp.		965,000	6.625	8/15/2020	1,015,663
Chesapeake Energy Corp.		365,000	6.125	2/15/2021	371,387
Cimarex Energy Co.		450,000	5.875	5/1/2022	482,625
Comstock Resources, Inc.		600,000	7.750	4/1/2019	612,000
Concho Resources, Inc.		135,000	7.000	1/15/2021	150,525
Concho Resources, Inc.		95,000	6.500	1/15/2022	104,737
Concho Resources, Inc.		235,000	5.500	4/1/2023	247,338
Drill Rigs Holdings, Inc. -144A		1,125,000	6.500	10/1/2017	1,125,000
EXCO Resources, Inc.		800,000	7.500	9/15/2018	756,000
Gulfport Energy Corp. -144A		730,000	7.750	11/1/2020	716,312
Hercules Offshore, Inc. -144A		550,000	10.250	4/1/2019	578,875
Hercules Offshore, Inc. -144A		930,000	7.125	4/1/2017	962,550
Linn Energy LLC		455,000	8.625	4/15/2020	499,931
Linn Energy LLC		360,000	7.750	2/1/2021	385,200
Linn Energy LLC - 144A		420,000	6.250	11/1/2019	422,100
Oasis Petroleum, Inc.		225,000	6.500	11/1/2021	237,656
Oasis Petroleum, Inc.		500,000	6.875	1/15/2023	532,500
OffShore Group Investment Ltd.		870,000	11.500	8/1/2015	958,088
OffShore Group Investment Ltd. -144A		555,000	7.500	11/1/2019	547,369
Parker Drilling Co.		525,000	9.125	4/1/2018	564,375
Plains Exploration & Production Co.		200,000	6.125	6/15/2019	200,500
Plains Exploration & Production Co.		330,000	7.625	4/1/2020	346,913
Plains Exploration & Production Co.		315,000	6.500	11/15/2020	315,787
Plains Exploration & Production Co.		200,000	6.875	2/15/2023	201,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2012
		Principal	Interest	Maturity
Security		Amount	Rate	Date	Value
OIL & GAS (Continued)- 12.8%
SandRidge Energy, Inc.		$ 465,000	7.500%	3/15/2021	$ 485,925
SandRidge Energy, Inc. -144A		280,000	7.500	3/15/2021	290,500
SandRidge Energy, Inc. -144A		290,000	7.500	2/15/2023	301,600
Swift Energy Co.		350,000	7.125	6/1/2017	361,375
Swift Energy Co.		250,000	7.875	3/1/2022	261,250
W&T Offshore, Inc.		505,000	8.500	6/15/2019	534,037
W&T Offshore, Inc. -144A		320,000	8.500	6/15/2019	337,600
Western Refining, Inc. -144A		315,000	11.250	6/15/2017	348,862
					18,344,068
OIL & GAS SERVICES - 2.2%
Basic Energy Services, Inc. -144A		325,000	7.750	10/15/2022	316,875
Basic Energy Services, Inc.		175,000	7.750	2/15/2019	173,250
Helix Energy Solutions Group, Inc. -144A		845,000	9.500	1/15/2016	875,631
Pioneer Energy Services Corp.		570,000	9.875	3/15/2018	619,875
Stallion Oilfield Holdings Ltd.		612,000	10.500	2/15/2015	654,840
Trinidad Drilling Ltd. -144A		425,000	7.875	1/15/2019	457,938
					3,098,409
PACKAGING & CONTAINERS - 0.3%
Packaging Dynamics Corp. -144A		350,000	8.750	2/1/2016	370,125

PHARMACEUTICALS - 2.5%
BioScrip, Inc.		570,000	10.250	10/1/2015	612,750
VPI Escrow Corp. -144A		485,000	6.375	10/15/2020	512,887
Valeant Pharmaceuticals International -144A		870,000	6.750	8/15/2021	928,725
Warner Chilcott Co. LLC		1,440,000	7.750	9/15/2018	1,526,400
					3,580,762
PIPELINES - 0.8%
Holly Energy Partners LP - 144A		500,000	6.500	3/1/2020	527,500
Rockies Express Pipeline LLC -144A		595,000	5.625	4/15/2020	565,994
					1,093,494
REITS - 1.1%
Felcor Lodging LP		576,000	10.000	10/1/2014	663,840
Felcor Lodging LP		270,000	6.750	6/1/2019	289,575
Host Hotels & Resorts LP		300,000	6.000	10/1/2021	347,250
Sabra Health Care LP		270,000	8.125	11/1/2018	290,925
					1,591,590
RETAIL - 0.4%
Sally Holdings LLC		250,000	6.875	11/15/2019	278,438
Toys R Us Property Co. II LLC		260,000	8.500	12/1/2017	280,475
					558,913
SEMICONDUCTORS - 0.5%
Freescale Semiconductor, Inc. -144A		300,000	9.250	4/15/2018	322,500
MagnaChip Semiconductor SA		300,000	10.500	4/15/2018	339,000
					661,500
SOFTWARE - 0.4%
MedAssets, Inc.		555,000	8.000	11/15/2018	604,950

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2012
		Principal	Interest	Maturity
Security		Amount	Rate	Date	Value
TELECOMMUNICATIONS - 13.6%
Cincinnati Bell, Inc.		$ 1,050,000	8.250%	10/15/2017	$ 1,128,750
Cincinnati Bell, Inc.		445,000	8.375	10/15/2020	478,931
Cincinnati Bell, Inc.		1,065,000	8.750	3/15/2018	1,080,975
Crown Castle International Corp		350,000	7.125	11/1/2019	382,812
Crown Castle International Corp -144A		650,000	5.250	1/15/2023	672,750
Earthlink, Inc.		720,000	8.875	5/15/2019	739,800
Frontier Communications Corp.		500,000	6.250	1/15/2013	503,750
Frontier Communications Corp.		615,000	8.250	4/15/2017	711,862
Frontier Communications Corp.		500,000	8.500	4/15/2020	580,000
Frontier Communications Corp.		855,000	9.250	7/1/2021	1,015,313
Frontier Communications Corp.		85,000	7.125	1/15/2023	90,844
GCI, Inc.		500,000	8.625	11/15/2019	542,500
Integra Telecom Holdings, Inc. -144A		640,000	10.750	4/15/2016	656,000
Intelsat Jackson Holdings SA		500,000	7.250	10/15/2020	533,125
Intelsat Jackson Holdings SA -144A		600,000	7.250	10/15/2020	636,750
Intelsat Jackson Holdings SA		863,000	7.500	4/1/2021	929,882
ITC Deltacom, Inc.		1,085,000	10.500	4/1/2016	1,171,800
Level 3 Financing, Inc.		1,330,000	4.469	2/15/2015	1,333,325
Level 3 Financing, Inc.		850,000	10.000	2/1/2018	952,000
Level 3 Financing, Inc. -144A		500,000	7.000	6/1/2020	510,625
MetroPCS Wireless, Inc.		650,000	6.625	11/15/2020	701,187
Nextel Communications, Inc.		275,000	5.950	3/15/2014	276,031
PAETEC Holding Corp.		530,000	8.875	6/30/2017	573,725
SBA Communications Corp. -144A		355,000	5.625	10/1/2019	361,212
Sprint Nextel Corp. -144A		410,000	9.000	11/15/2018	507,375
Sprint Nextel Corp.		825,000	7.000	8/15/2020	908,531
Sprint Nextel Corp.		645,000	11.500	11/15/2021	860,269
TW Telecom Holdings, Inc.		345,000	8.000	3/1/2018	381,225
Windstream Corp.		250,000	7.500	6/1/2022	266,250
					19,487,599
TRANSPORTATION - 2.3%
Commercial Barge Line Co.		1,645,000	12.500	7/15/2017	1,834,175
Florida East Coast Railway Corp.		565,000	8.125	2/1/2017	601,725
Kansas City Southern de Mexico SA		750,000	8.000	2/1/2018	840,000
					3,275,900

TOTAL BONDS & NOTES ( Cost - $126,232,768)					131,343,415

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2012
			Dividend
Security		Shares	Rate		Value
PREFERRED STOCK - 3.1%
BANKS - 3.1%
Bank of America Corp.		710	7.250		$ 791,458
Wells Fargo & Co.		790	7.500		987,500
Zions Bancorporation		100,275	9.500		2,671,326
TOTAL PREFERRED STOCK ( Cost - $3,702,408)					4,450,284
			Interest
			Rate
SHORT-TERM INVESTMENT - 3.3%
MONEY MARKET FUND - 3.3%
First American Government Obligations Fund		4,717,439	0.02%+		4,717,439
TOTAL SHORT-TERM INVESTMENT (Cost - $4,717,439)

TOTAL INVESTMENTS - 98.3% (Cost - $134,652,615)					$ 140,511,138
OTHER ASSETS LESS LIABILITIES - 1.7%					2,477,363
NET ASSETS - 100.0%					$ 142,988,501

+ Variable rate security. Interest rate is as of October 31, 2012.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

REIT - Real Estate Investment Trust

Portfolio Composition * - Unaudited
B3	27.20%		Caa1		3.30%
B1	23.96%		Ba1		2.48%
B2	17.96%		Baa3		2.16%
Ba3	7.56%		Caa2		0.74%
NR	6.60%		Short-Term Investment		3.30%
Ba2	4.74%		Total		100.00%

* Based on total value of investments as of October 31, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Loss Averse Equity Income Fund

Message from the Sub-Adviser (PVG Asset Management Corp.)

Long/Short investment strategies, as measured by the IQ Hedge Long/Short Beta Index, gained 0.9 percent over the 12-month period ending October 31, 2012.  During the first fiscal quarter the Sub-Adviser believed that the fears concerning the sovereign debt crisis in Europe and the possibility of the U.S. economy slipping back into a recession were overdone and began to have a more bullish market outlook. As the economy continued to mend, the Sub-Adviser felt that cyclical names, particularly in the retail space, may add value to the Fund.  In the second half of the fiscal year, the Sub-Adviser became more cautious, increasing exposure to more conservative names that pay relatively high dividends and adding more inverse ETF positions to guard against a declining market.

The Sub-Adviser continues to seek and maintain companies that generate income within the Fund, focusing on companies that pay what it believes are attractive dividends. In addition to income generation, the Sub-Adviser is also opportunistic with regards to companies with attractive valuation levels or the potential for significant capital appreciation.  As well, it employs an inverse ETF strategy as a hedging mechanism to provide downward protection in falling markets.

The Fund increased its exposure to financial services stocks during the fiscal year, believing the stocks may add value as economic fundamentals continued to improve. More specifically, within the financial services sector, the Sub-Adviser was bullish on business development companies, a form of publicly traded private equity that invests in small upcoming businesses.  The Sub-Adviser believes these firms are poised for growth as the Dodd-Frank legislation has an increasing effect on banks and their ability to take risk.  One such business development company, Prospect Capital Corporation (PSEC), gained nearly 40 percent in the 12-month period ending October 31, 2012.

Mortgage REITs had a positive effect during the fiscal year, though the Sub-Adviser recently began trimming positions in the sector due to yield compression and a perception of higher risk in the sector.  These types of securities rallied in anticipation and in response to the Federal Reserve’s announcement of a $40 billion dollar per month plan to buy mortgage backed securities, though they did retreat somewhat after the initial announcement of the bond buying program.  Mortgage REITs pulled back even more in October as investors pondered whether the firms could continue to pay such rich dividends and how the impending “fiscal cliff” may affect these highly leveraged companies.  Still, companies like Northstar Realty Finance Corporation (NRF), one such firm held by the Fund that invests primarily in commercial mortgage instruments, nearly doubled during the fiscal year.

Exposure to inverse ETFs and relatively large cash positions during portions of the fiscal year detracted somewhat from performance as the Sub-Adviser attempted to maintain a low beta.  In finance, the beta of a stock or portfolio measures the volatility of the said asset in relation to the volatility of the benchmark that the asset is being compared to, such as the S&P 500 Index.  For example, a beta of 1.0 would indicate identical volatility as compared to the index.  A lower beta means the asset is less volatile than the index.  A low beta is necessary to a strategy in which the goal is to produce a positive return in all markets, however, so naturally it will not perform as well when the stock market rallies.

Going forward, the Fund will maintain in a defensive stance due to concerns about the global economy.  The Sub-Adviser believes the U.S. is still in a secular bear market that started in 2000 and is 3.5 years into a cyclical bull market.  No major improvements are seen until the U.S. can grow GDP at a faster rate than debt, which is not in the foreseeable future because of economic factors that are beyond the control of the government or the Federal Reserve.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2012

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (4/30/2010)
Class N	3.29%	N/A	N/A	2.07%
Class C Class A with load of 5.75% Class A without load	2.27% (2.89)% 3.00%	N/A N/A N/A	N/A N/A N/A	1.10% (0.59)% 1.79%
Morningstar Long/Short Equity Category	1.93%	N/A	N/A	1.29%
IQ Hedge Long/Short Beta Index	8.08%	N/A	N/A	5.65%

The Morningstar Long-Short Equity Category is generally representative of mutual funds that primarily invest in both long and short positions in equities and related derivatives.

The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.10% for Class N, 3.10% for Class C and 2.35% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Loss Averse Equity Income Fund
October 31, 2012

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 60.9%
AUTO MANUFACTURERS - 1.7%			PHARMACEUTICALS - 7.1%
Ford Motor Co.	20,000	$ 223,200	Cardinal Health Inc.	7,000	$ 287,910
			Johnson & Johnson	7,000	495,740
BANKS - 4.0%			Merck & Co., Inc.	3,000	136,890
JPMorgan Chase & Co.	6,000	250,080			920,540
Wells Fargo & Co	8,000	269,520	PRIVATE EQUITY - 1.4%
		519,600	Gladstone Investment Corp.	25,000	185,000
COSMETICS/PERSONAL CARE - 1.1%
Procter & Gamble Co. The	2,000	138,480	REITS - 14.7%
			ARMOUR Residential REIT, Inc.	36,800	264,960
ELECTRIC - 2.0%			CYS Investments, Inc.	20,000	268,400
Exelon Corp.	7,400	264,772	Gladstone Commercial Corp.	10,564	194,695
			New York Mortgage Trust, Inc.	50,000	342,500
ENVIRONMENTAL CONTROL - 0.8%			NorthStar Realty Finance Corp.	30,000	197,100
Waste Management, Inc.	3,000	98,220	Washington Real Estate Investment Trust	3,000	77,130
			Whitestone REIT	42,100	567,087
FOOD - 1.2%					1,911,872
Kellogg Co.	3,000	156,960	RETAIL - 2.2%
			Kohl's Corp.	2,000	106,560
INSURANCE - 1.1%			Walgreen Co.	5,000	176,150
Arthur J Gallagher & Co.	4,000	141,760			282,710
			SEMICONDUCTORS - 2.4%
INVESTMENT COMPANIES - 14.3%			Cypress Semiconductor Corp.	12,500	123,875
Apollo Investment Corp.	30,000	238,500	Intersil Corp. - Cl. A	10,000	70,500
Arlington Asset Investment Corp.	11,000	244,750	Marvell Technology Group Ltd.	15,000	118,350
BlackRock Kelso Capital Corp.	25,601	256,266			312,725
Fifth Street Finance Corp.	10,000	109,100	TELECOMMUNICATIONS - 2.4%
Full Circle Capital Corp.	20,050	164,410	Telefonica SA - ADR	24,000	315,360
KCAP Financial, Inc.	12,000	108,960
Prospect Capital Corp.	30,000	355,200	TOTAL COMMON STOCK (Cost - $7,402,524)		7,926,261
TICC Capital Corp.	37,500	389,250
		1,866,436	EXCHANGE TRADED FUNDS - 30.4%
MISCELLANEOUS MANUFACTURING - 1.2%			DEBT FUNDS - 2.4%
General Electric Co.	7,600	160,056	ProShares UltraShort 20+ Year Treasury	5,000	312,600

OIL & GAS - 2.1%			EQUITY FUNDS - 28.0%
BreitBurn Energy Partners LP	7,000	141,120	ProShares UltraShort S&P500 *	5,000	282,400
Total SA - ADR	2,500	126,000	ProShares Short S&P500 *	38,000	1,318,220
		267,120	ProShares UltraShort QQQ *	10,800	330,588
OIL & GAS SERVICES - 1.2%			ProShares UltraShort Russell2000 *	23,000	644,000
Halliburton Co.	5,000	161,450	ProShares UltraShort Dow30 *	13,500	662,040
			Utilities Select Sector SPDR Fund	11,000	405,570
					3,642,818

			TOTAL EXCHANGE TRADED FUNDS (Cost - $3,954,922)		3,955,418

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Loss Averse Equity Income Fund (Continued)
October 31, 2012
	Dividend
Security	Rate	Shares	Value
PREFERRED STOCKS - 4.2%
BANKS - 1.3%
Capital One Financial Corp.	6.0000	7,000	$ 175,770

DIVERSIFIED FINANCIAL SERVICES - 1.9%
General Electric Cap Corp.	4.8750	10,000	250,000

INSURANCE - 1.0%
Aflac, Inc.	5.5000	5,000	127,895

TOTAL PREFERRED STOCKS (Cost - $550,000)			553,665

TOTAL INVESTMENTS - 95.5% (Cost - $11,907,446)			$ 12,435,344
OTHER ASSETS LESS LIABILITIES - 4.5%			581,940
NET ASSETS - 100.0%			$ 13,017,284

* Non-income producing security.
ADR - American Depositary Receipt.
REIT - Real Estate Investment Trust.

Portfolio Composition * - Unaudited
Financial	41.63%		Communications	2.54%
Exchange Traded Funds	31.81%		Technology	2.51%
Consumer, Non-cyclical	9.78%		Utilities	2.13%
Consumer - Cyclical	4.07%		Industrial	2.08%
Energy	3.45%		Total	100.00%
* Based on total value of investments as of October 31, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (Calamos Advisors, LLC)

Convertible securities, as measured by the Merrill Lynch Convertibles ex Mandatory Index, rose 9.4 percent in the 12-month period ending October 31, 2012.  The Sub-Adviser continues to invest mostly in so called “hybrid convertible bonds” that are close to their repayment price (+/- 15 percent), therefore limiting downside risk.  However, these securities also respond well to rising stock prices.  According to the Fund’s valuation model, approximately 90 percent of capital should be protected in a downturn, while enjoying about 50 percent of the gain if the equity rises.  Issuance of new convertible bonds this year is on pace to beat 2011, but still low by historical standards.  Most of the new issues have been below investment grade, which the Fund tends to shy away from due to its more conservative strategy.  Some unrated convertible bonds that meet strict criteria may be added in the future as underexposure to below investment grade convertibles has been an issue for the Fund.

Exposure to the information technology sector was an overall positive for the Fund in the 12-month period ending October 31, 2012, though some gains were given back in October as technology stocks pulled back.  The Sub-Adviser maintained a strong overweight of more than 8 percent after trimming the sector by approximately 5 percent during the second and third fiscal quarters.  Both the overweight and security selection played a part in relative performance against the benchmark.  The Sub-Adviser believes these firms to have better efficiency and more room for productivity gains than other sectors.  Teradata Corporation (TDC), a diversified computer systems firm, gained nearly 15 percent in the time period studied.

The Sub-Adviser added to the energy sector during the time period studied, moving from an equal weight position at the beginning of the period to a more than 4 percent overweight relative to the benchmark.  The Sub-Adviser intends to continue overweighting the sector in the belief that energy prices will remain high as many central banks around the world continue to ease monetary policy in an attempt to bolster their sluggish economies.

A large overweight to the materials sector detracted somewhat from performance, though it rebounded quite well in the fourth fiscal quarter.  The Sub-Adviser maintained that an unusually large spread between the price of gold mining companies and the spot price of gold had finally closed somewhat in recent months, which led to the outperformance.  The Fund currently devotes approximately 10 percent of the portfolio to such securities, while the benchmark index has about a 4 percent weighting.  Similar to the energy sector, the Sub-Adviser believes that commodities will continue to rise because of current Federal Reserve monetary policies and that of central banks around the world.  Yamana Gold, Inc. (AUY), a Toronto based mineral exploration firm, rose more than nearly 40 percent during the fiscal year..

Going forward, no material changes to the current strategy are anticipated.  The Fund expects GDP growth to remain sluggish despite signs of recovery in the housing market and growing consumer confidence.  While corporate balance sheets appear healthy, unemployment and government debt levels remain high.  Trends in manufacturing and the auto industry support the case for slow but positive economic growth.  The Sub-Adviser believes equity valuations remain attractive despite the recent market advance.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2012

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	1.83%	7.75%	0.83%	4.80%
Class C Class A with load of 5.75% Class A without load	0.84% (4.23)% 1.63%	6.71% 5.41% 7.52%	(0.17)% (0.61)% 0.58%	3.78% 2.68%* 3.72%*
Morningstar Aggressive Allocation Category	9.08%	8.85%	(0.26)%	4.11%
ML Conv. ex Mandatory Index	9.39%	10.42%	3.25%	4.98%

*Class A commenced operations on January 3, 2007.

The Morningstar Aggressive Allocation Category is generally representative of mutual funds that typically have 70% to 90% of assets in equities and the remainder in fixed income securities and cash.

The Merrill Lynch Convertibles ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.92% for Class N, 2.92% for Class C and 2.17% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund
October 31, 2012

Security			Shares	Value
COMMON STOCK - 43.5%
BANKS - 1.0%
J.P. Morgan Chase & Co.			7,800	$ 325,104

BEVERAGES - 2.7%
Coca-Cola Co.			23,600	877,448

CHEMICALS - 1.0%
The Mosaic Co.			5,850	306,189

COMMERCIAL SERVICES - 1.1%
Mastercard, Inc. - Cl. A			775	357,221

COMPUTERS - 4.6%
Accenture PLC - Cl. A			10,250	690,953
Dell, Inc.			20,000	184,600
Teradata Corp. *			9,050	618,205
				1,493,758
CONSTRUCTION & MINING - 0.7%
Caterpillar, Inc.			2,675	226,867

DIVERSIFIED FINANCIAL SERVICES - 3.0%
Franklin Resources, Inc.			3,000	383,400
T Rowe Price Group, Inc.			9,000	584,460
				967,860
INTERNET - 4.4%
Amazon.com, Inc. *			2,450	570,409
eBay, Inc. *			14,200	685,718
Symantec Corp. *			9,300	169,167
				1,425,294
MINING - 3.7%
Barrick Gold Corp.			11,850	479,925
Yamana Gold, Inc.			35,000	707,350
				1,187,275
MISCELLANEOUS MANUFACTURING - 2.6%
Dover Corp.			8,500	494,870
Eaton Corp.			7,000	330,540
				825,410
OIL & GAS - 2.2%
Helmerich & Payne, Inc.			8,700	415,860
Occidental Petroleum Corp.			3,915	309,128
				724,988
OIL & GAS SERVICES - 2.7%
National-Oilwell, Varco, Inc.			5,400	397,980
Schlumberger Ltd.			6,650	462,374
				860,354
PHARMACEUTICALS - 3.1%
Johnson & Johnson			8,100	573,642
Novo Nordisk A/S ADR			2,550	408,740
				982,382
RETAIL - 0.8%
Costco Wholesale Corp.			2,550	250,997

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2012

Security			Shares	Value
SEMICONDUCTORS - 2.5%
QUALCOMM, Inc.			13,750	$ 805,406

SOFTWARE - 6.4%
Microsoft Corp.			25,000	713,375
Oracle Corp.			30,000	931,500
SAP AG ADR			5,600	408,240
				2,053,115
TELECOMMUNICATIONS - 1.0%
Cisco Systems, Inc.			19,750	338,515

TOTAL COMMON STOCK (Cost - $11,914,514)				14,008,183

	Principal	Interest	Maturity
CONVERTIBLE BONDS - 44.6%	Amount	Rate	Date
ADVERTISING - 1.1%
Omnicom Group, Inc.	$342,000	0.000%	7/1/2038	364,230

BIOTECHNOLOGY - 3.9%
Amgen, Inc.	300,000	0.375	2/1/2013	340,125
Gilead Sciences, Inc.	280,000	1.625	5/1/2016	441,176
Medicines Co. - 144A	450,000	1.375	6/1/2017	468,844
				1,250,145
COMPUTERS - 2.7%
EMC Corp.	400,000	1.750	12/1/2013	621,002
SanDisk Corp.	215,000	1.500	8/15/2017	239,859
				860,861
ENTERTAINMENT - 0.9%
International Game Technology	290,000	3.250	5/1/2014	302,687

HEALTHCARE-PRODUCTS - 3.9%
Hologic, Inc.	550,000	2.000+	12/15/2037	620,469
Medtronic, Inc.	625,000	1.625	4/15/2013	631,640
				1,252,109
HOLDING COMPANIES-DIVERSIFIED - 0.7%
Leucadia National Corp.	210,000	3.750	4/15/2014	237,694

HOUSEHOLD PRODUCTS - 0.5%
Jarden Corp. - 144A	157,000	1.875	9/15/2018	156,914

INTERNET - 4.1%
Expedia, Inc.	320,000	5.950	8/15/2020	350,730
Priceline.com, Inc. - 144A	330,000	1.000	3/15/2018	347,670
Symantec Corp.	300,000	1.000	6/15/2013	326,250
TIBCO Software, Inc. - 144A	315,000	2.250	5/1/2032	306,534
				1,331,184
INVESTMENT COMPANY - 0.1%
Ares Capital Corp.	28,000	5.750	2/1/2016	29,925

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2012
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
MACHINERY-DIVERSIFIED - 1.1%
AGCO Corp.	$300,000	1.250%	12/15/2036	$ 366,187

MEDIA - 1.6%
Dish DBS Corp.	340,000	5.875	7/15/2022	357,425
Liberty Interactive LLC	190,000	3.250	3/15/2031	173,138
				530,563
MINING - 5.9%
Goldcorp, Inc.	475,000	2.000	8/1/2014	568,812
Newmont Mining Corp.	525,000	1.250	7/15/2014	691,688
Newmont Mining Corp.	200,000	1.625	7/15/2017	284,250
Royal Gold, Inc.	300,000	2.875	6/15/2019	345,750
				1,890,500
OIL & GAS - 1.0%
Chesapeake Energy Corp.	325,000	2.750	11/15/2035	315,453

OIL & GAS SERVICES - 3.0%
Helix Energy Solutions Group	320,000	3.250	3/15/2032	354,400
Hornbeck Offshore Services	320,000	1.625+	11/15/2026	328,416
Oil States International, Inc.	275,000	6.500	6/1/2019	290,813
				973,629
PHARMACEUTICALS - 1.9%
Salix Pharmaceuticals Ltd. - 144A	325,000	1.500	3/15/2019	310,781
Teva Pharmaceutical Finance Co. LLC	275,000	0.250	2/1/2026	293,047
				603,828
RETAIL - 3.1%
Gap, Inc.	325,000	5.950	4/12/2021	366,437
JC Penney Corp., Inc.	310,000	5.750	2/15/2018	303,800
Limited Brands, Inc.	300,000	5.625	2/15/2022	324,000
				994,237
SEMICONDUCTORS - 5.0%
Intel Corp.	685,000	2.950	12/15/2035	746,650
Lam Research Corp.	385,000	0.500	5/15/2016	369,841
Lam Research Corp.	190,000	1.250	5/15/2018	186,319
Linear Technology Corp.	285,000	3.000	5/1/2027	295,619
				1,598,429
SOFTWARE - 3.1%
Electronic Arts, Inc.	232,000	0.750	7/15/2016	212,007
Microsoft Corp. - 144A	290,000	0.000	6/15/2013	297,613
Nuance Communications, Inc.	180,000	2.750	8/15/2027	239,625
Nuance Communications, Inc.	215,000	2.750	11/1/2031	235,291
				984,536
TELECOMMUNICATIONS - 1.0%
Ixia	275,000	3.000	12/15/2015	301,125

TOTAL CONVERTIBLE BONDS (Cost - $14,404,519)				14,344,236
			Dividend
		Shares	Rate
PREFERRED STOCK - 7.5%
AEROSPACE/DEFENSE - 2.0%
United Technologies Corp.		12,000	7.500%	652,560

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2012
			Dividend
Security		Shares	Rate	Value
BANKS - 1.6%
Fifth Third Bancorp		806	8.500%	$ 111,010
Wells Fargo & Co.		325	7.500	406,250
				517,260
DIVERSIFIED FINANCIAL SERVICES - 0.8%
AMG Capital Trust II		5,500	5.150	259,188

OIL & GAS - 3.1%
Apache Corp.		10,800	6.000	503,927
Chesapeake Energy Corp. - 144A		250	5.750	238,906
Chesapeake Energy Corp. - 144A		260	5.750	246,513
				989,346

TOTAL PREFERRED STOCK (Cost - $2,323,683)				2,418,354

SHORT-TERM INVESTMENT - 3.7%			Interest
MONEY MARKET FUND - 3.7%			Rate
Fidelity Institutional Money Market Fund - Prime Money Market Portfolio		1,190,071	0.09%+	1,190,071
TOTAL SHORT-TERM INVESTMENT (Cost - $1,190,071)

TOTAL INVESTMENTS - 99.3% (Cost - $29,832,787)				$ 31,960,844
OTHER ASSETS LESS LIABILITIES - 0.7%				219,152
TOTAL NET ASSETS - 100.0%				$ 32,179,996

*Non-income producing security.
+ Variable rate security. Interest rate is as of October 31, 2012.
ADR - American Depositary Receipt.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - Unaudited
Convertible Bonds		44.88%
Common Stock		43.83%
Preferred Stock		7.57%
Short-Term Investment		3.72%
Total		100.00%
* Based on total value of investments as of October 31, 2012.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.
Dunham Large Cap Value Fund

Message from the Sub-Adviser (C.S. McKee, L.P.)

Large cap value stocks, as measured by the Russell 1000 Value Index, rose 16.8 percent in the 12-month period ending October 31, 2012.  Strong returns in the financials, healthcare, and consumer discretionary sectors were largely responsible for the asset class’ gains.  Outsized returns in financial services and healthcare stocks particularly enhanced performance as they are two of the largest components of the index.

Financial stocks were the largest contributor to performance in the Fund despite a severe underweight to the sector.  Individual stock selection in this sector outperformed financial stocks contained in the benchmark index by nearly 10 percent, which added relative value, however.  The Sub-Adviser still believes there are significant headwinds to be overcome in the banking industry and broader financial sector and plans to maintain a significant underweight until there is more visibility.  Wells Fargo & Company (WFC), a large regional bank, was the largest contributor to performance in the sector and second largest contributor in the Fund, returning more than 33 percent during the twelve-month period.

Although healthcare stocks were a top contributor to the benchmark, they dragged somewhat on the Fund due mainly to poor selection.  One holding, in particular, Humana, Inc. (HUM), was responsible for stunted performance in the sector.  The health care plan provider declined by more than 16 percent over the fiscal year, taking a very large hit in the third fiscal quarter before recovering somewhat in the fourth.  The Sub-Adviser said the large decline was mainly due to the Supreme Court upholding most portions of the Patient Protection and Affordable Care Act, commonly known as Obamacare.  The Fund contends that fears concerning higher costs to insurers because of the new law are overblown and feels that the stock is an even better value now.

Exposure to the consumer staples sector added value on both a relative and absolute basis.  The Sub-Adviser maintained a moderate overweight while its positions in the sector outperformed both consumer staples stocks held in the index as well as the overall index.  Wal-Mart Stores, Inc. (WMT), a discount retailer, was one of the top performing stocks in the sector, gaining more than 35 percent in the 12-month period ending October 31, 2012.

The Fund underweighted the consumer discretionary sector by approximately 3 percent, which was a slight drag on performance, as discretionary was the highest returning sector in the benchmark.  Individual security selection was a factor as well, though selling a moderate position in Best Buy Company, Inc. (BBY) in the first fiscal quarter aided performance.  The electronics retailer has since declined by approximately 35 percent.

Both an underweight and security selection in the utilities sector enhanced performance over the fiscal year.  The Sub-Adviser had an average weight 4.5 percent while the index was weighted at 7.2 percent in this underperforming sector.  As well, selections in the Fund outperformed utilities stocks contained within the index.  NextEra Energy, Inc. (NEE), a Florida-based electric utility in the Fund, returned more than 29 percent during the fiscal year.

Going forward, the Sub-Adviser has no material changes planned for the Fund.  It expects that the outcome of the U.S. Presidential election will have little long-term effect on the markets.  The Sub-Adviser does not see the impending “Fiscal Cliff” as an area of concern as they expect that it will be resolved by the end of the year.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2012

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	11.29%	11.10%	(1.29)%	3.41%
Class C Class A with load of 5.75% Class A without load	10.18% 4.70% 11.04%	10.02% 8.67% 10.83%	(2.26)% (2.69)% (1.53)%	2.39% (0.85)%* 0.16%*
Morningstar Large Cap Value Category	13.55%	10.80%	(1.41)%	3.21%
Russell 1000 Value Index	16.89%	12.81%	(1.00)%	3.90%

*Class A commenced operations on January 3, 2007.

The Morningstar Large Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.62% for Class N, 2.62% for Class C and 1.87% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2012

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.5%
AEROSPACE/DEFENSE - 4.4%			MEDIA - 3.7%
United Technologies Corp.	12,916	$ 1,009,514	CBS Corp. Cl. B Non Voting	20,100	$ 651,240
Honeywell International	16,672	1,020,993	Time Warner Cable, Inc. - Cl. A	10,800	1,070,388
		2,030,507			1,721,628
AUTO & TRUCK PARTS - 1.5%			MEDICAL - 5.4%
BorgWarner, Inc. *	10,700	704,274	Baxter International, Inc.	20,600	1,290,178
			Laboratory Corp. of America Holdings *	8,302	703,428
BANKS - 12.3%			Quest Diagnostics, Inc.	8,400	484,848
Bank of New York Mellon Corp.	34,000	840,140			2,478,454
Goldman Sachs Group, Inc.	6,800	832,252	MINING - 3.1%
JPMorgan Chase & Co.	31,802	1,325,507	Freeport-McMoRan Copper & Gold, Inc.	36,500	1,419,120
US Bancorp	24,707	820,520
Wells Fargo & Co.	53,800	1,812,522	OIL & GAS - 12.5%
		5,630,941	Apache Corp.	12,932	1,070,123
BEVERAGES - 1.5%			Chevron Corp.	17,100	1,884,591
Beam, Inc.	12,267	681,555	ConocoPhillips	16,496	954,294
			Hess Corp.	21,200	1,107,912
CHEMICALS - 1.4%			Occidental Petroleum Corp.	9,100	718,536
Mosaic Co. The	12,200	638,548			5,735,456
			OIL & GAS SERVICES - 1.7%
COMPUTERS - 3.5%			Halliburton Co.	24,500	791,105
EMC Corp. *	35,800	874,236
SanDisk Corp. *	18,100	755,856	PHARMACEUTICALS - 7.0%
		1,630,092	AmerisourceBergen Corp.	31,400	1,238,416
CONGLOMERATES - 6.9%			Express Scripts Holdings Co. *	16,600	1,021,564
Dover Corp.	19,700	1,146,934	Watson Pharmaceuticals, Inc. *	11,400	979,830
General Electric Co.	95,727	2,016,011			3,239,810
		3,162,945	RETAIL - 5.0%
COSMETICS/PERSONAL CARE - 1.9%			Kohl's Corp.	12,700	676,656
Procter & Gamble Co.	12,900	893,196	Wal-Mart Stores, Inc.	21,600	1,620,432
					2,297,088
DIVERSIFIED FINANCIAL SERVICES - 2.4%			SEMICONDUCTORS - 1.8%
American Express Co.	20,000	1,119,400	Intel Corp.	37,428	809,381

ELECTRIC - 2.4%			SOFTWARE - 3.6%
NextEra Energy, Inc.	15,936	1,116,476	Microsoft Corp.	30,100	858,903
			Oracle Corp.	26,300	816,615
ELECTRIC UTILITIES - 2.1%					1,675,518
Public Service Enterprise Group, Inc.	30,200	967,608	TELEPHONE - INTERGRATED - 3.5%
			AT&T, Inc.	46,745	1,616,910
ELECTRONICS - 1.5%
Agilent Technologies	18,500	665,815	TOBACCO - 1.9%
			Philip Morris International, Inc.	10,095	894,013
INSURANCE - 1.8%
Allstate Corp.	20,732	828,865	TOTAL COMMON STOCK (Cost - $33,484,683)		44,922,546

INTERNET - 2.4%
eBay, Inc. *	22,900	1,105,841

MACHINERY - 2.3%
Deer & Co.	12,500	1,068,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Continued)
October 31, 2012

Security	Shares	Value
SHORT-TERM INVESTMENT - 2.4%
MONEY MARKET FUND - 2.4%
STIT-STIC Prime Portfolio - 0.09% +	1,091,219	$ 1,091,219
TOTAL SHORT-TERM INVESTMENT (Cost - $1,091,219)

TOTAL INVESTMENTS - 99.9% (Cost - $34,575,902)		$ 46,013,765
OTHER ASSETS LESS LIABILITIES - 0.1%		35,405
NET ASSETS - 100.0%		$ 46,049,170
* Non-income producing security.
+ Variable rate security. Interest rate is as of October 31, 2012.

Portfolio Composition * - Unaudited
Consumer Non-Cyclical	21.69%		Communications		6.92%
Energy	15.43%		Consumer Cyclical		6.35%
Financial	15.37%		Utilities		4.75%
Industrial	13.20%		Basic Materials		3.63%
Technology	12.66%		Total		100.00%
* Based on total value of investments as of October 31, 2012.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Growth Fund

Message from the Sub-Adviser (Mar Vista Investment Partners, LLC)

Large cap growth stocks closed the fiscal year ending October 31, 2012 up 13.0 percent as measured by the Russell 1000 Growth Index, being slightly outperformed by broad equity markets, as measured by the Standard & Poors 500 Index, which posted a gain of 15.2 percent. Investor uncertainty concerning the state of domestic and world economies as well as debt concerns in Europe plagued the first fiscal quarter and contributed to mostly flat returns in both November and December. Towards the end of the first fiscal quarter equity markets appeared to reflect growing investor confidence as many corporations reported strong earnings and the domestic economic picture began to show signs of life. The second fiscal quarter started strong with the months of February and March posting solid gains before ending predominantly flat in April. Improving investor confidence in the domestic economy, waning concerns regarding the euro-zone debt crisis, and strong corporate quarterly earnings by over 80 percent of reporting companies, contributed to the overall positive second fiscal quarter. However, by the middle of April, lackluster domestic economic reports, resurfacing concerns over the euro-zone debt crisis (particularly in Spain) and less than promising economic reports from China may have led to investors reassessing their positions.  As the summer progressed, the issues in Europe and China became more pronounced and concerns began to appear over the coming of a so-called “Fiscal Cliff”.  The markets became more volatile and October saw a sharp downturn with uncertainty over the election and other economic issues.

During the first fiscal quarter the Sub-Adviser felt the domestic economic picture was beginning to stabilize and the equity markets once again focused on company fundamentals. Sector weightings and stock selection in the industrial and information technology sectors as well as strong stock selection in the consumer discretionary sectors positively impacted performance, helping to offset underperformance in the healthcare and financial services sectors. Companies such as: The Walt Disney Co. (DIS), an entertainment provider, and Exxon Mobil Corporation (XOM), a producer of crude oil and natural gas, posted strong gains of 43.1 percent and 19.7 percent for the year, respectively.

Despite the strong start to the second fiscal quarter, the Sub-Adviser believed that the global economic environment had started to cool down and the possibility of a pullback had increased. Due to the possibility of a pullback in the equity markets, the Sub-Adviser paid particular attention to companies it believed could weather market volatility should the global and domestic economic picture continue to dim. The Fund was overweight consumer staples relative to the benchmark index. Defensive companies such as Anheuser Busch InBev (BUD), a large beverage provider, and Coca-Cola Co. (KO), also a large beverage provider, posted gains of 54.3 percent and 11.8 percent, respectively, for the year.   Financial services giant Visa, Inc. (V) posted a strong gain of 22 percent over the second fiscal quarter and 50.0 percent for the year ending October 31, 2012.

Looking forward, the Sub-Adviser continues to have concerns regarding the Fiscal Cliff, the ongoing debt crisis in Europe, potential unrest in the Middle East and the slowing global economy. The Sub-Adviser will continue to invest in what it considers “wide-moat” businesses that provide competitive advantages and abundant opportunities to grow and reinvest capital at high rates of return. Furthermore, the Sub-Adviser feels due to valuation and the quality companies within the Fund, the impact from the macro-economic environment has been minimized.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2012

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	13.45%	10.15%	(4.62)%	0.86%
Class C Class A with load of 5.75% Class A without load	12.57% 6.80% 13.32%	9.16% 7.84% 10.01%	(5.55)% (6.00)% (4.88)%	(0.11)% (2.19)%* (1.20)%*
Morningstar Large Cap Growth Category	9.99%	11.33%	(0.69)%	3.69%
Russell 1000 Growth Index	13.02%	14.12%	1.95%	5.29%

*Class A commenced operations on January 3, 2007.

The Morningstar Large Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.21% for Class N, 2.21% for Class C and 1.46% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund
October 31, 2012

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 96.6%

AEROSPACE/DEFENSE - 2.5%			OIL & GAS - 6.9%
United Technologies Corp.	11,361	$ 887,976	Exxon Mobil Corp.	16,680	$ 1,520,715
			Occidental Petroleum Corp.	11,103	876,693
APPAREL - 2.5%					2,397,408
NIKE, Inc., Cl. B	9,436	862,262	OIL & GAS SERVICES - 2.8%
			Schlumberger Ltd.	13,742	955,481
BEVERAGES - 7.7%
Anheuser-Busch InBev NV - ADR	8,038	673,584	PHARMACEUTICALS - 1.3%
Coca-Cola Co.	25,987	966,197	Johnson & Johnson	6,436	455,798
PepsiCo, Inc.	14,698	1,017,690
		2,657,471	RETAIL - 9.8%
CHEMICALS - 2.2%			Home Depot, Inc.	17,696	1,086,180
Praxair, Inc.	7,049	748,674	O'Reilly Automotive, Inc. *	10,419	892,700
			Starbucks Corp.	15,230	699,057
COMMERCIAL SERVICES - 2.5%			Target Corp.	10,904	695,130
Visa, Inc. - Cl. A	6,252	867,528			3,373,067
			SOFTWARE - 6.6%
COMPUTERS - 6.6%			Microsoft Corp.	38,436	1,096,771
Apple, Inc.	3,858	2,295,896	Oracle Corp.	38,549	1,196,947
					2,293,718
COSMETICS/PERSONAL CARE - 7.2%			TELECOMMUNICATIONS - 7.9%
Colgate-Palmolive Co.	8,580	900,557	American Tower Corp. - Cl. A	11,828	890,530
Procter & Gamble Co.	23,064	1,596,951	Analog Devices, Inc.	22,084	863,705
		2,497,508	QUALCOMM, Inc.	16,934	991,909
ELECTRONICS - 5.4%					2,746,144
Honeywell International, Inc.	13,631	834,762	TRANSPORTATION - 4.1%
Thermo Fisher Scientific, Inc.	16,889	1,031,242	Canadian Pacific Railway Ltd.	9,236	850,266
		1,866,004	Union Pacific Corp.	4,641	570,982
FOOD - 4.1%					1,421,248
Mondelez International, Inc.	38,629	1,025,214
Kraft Foods, Inc. - Cl. A *	8,199	372,890
		1,398,104	TOTAL COMMON STOCK		33,432,106
HEALTHCARE-PRODUCTS - 5.8%			( Cost - $27,134,215)
Baxter International, Inc.	12,382	775,485
Covidien PLC	12,398	681,270	SHORT-TERM INVESTMENT - 4.4%
St. Jude Medical, Inc.	14,613	559,093	MONEY MARKET FUND - 4.4%
		2,015,848	Fidelity Institutional	1,528,882	1,528,882
INSURANCE - 6.1%			Money Market Portfolio - 0.20% +
Berkshire Hathaway, Inc. - Cl. B *	15,979	1,379,787	TOTAL SHORT-TERM INVESTMENT
Markel Corp. *	1,566	739,058	( Cost - $1,528,882)
		2,118,845
INTERNET - 2.5%			TOTAL INVESTMENTS - 101.0%		$ 34,960,988
Google, Inc. - Cl. A *	1,274	866,027	( Cost - $28,663,097)
			LIABILITIES IN EXCESS OF OTHER ASSETS- (1.0) %		(341,801)
MEDIA - 2.1%			NET ASSETS - 100.0%		$ 34,619,187
Walt Disney Co.	14,410	707,099

* Non-Income producing security.
+ Variable rate security. Interest rate is as of October 31, 2012.
ADR - American Depositary Receipt.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund (Continued)
October 31, 2012

Portfolio Composition * - Unaudited

Consumer, Non-Cyclical	25.82%		Energy		9.59%
Technology	18.44%		Communications		4.50%
Consumer, Cyclical	12.11%		Short-Term Investment		4.37%
Industrial	11.94%		Basic Materials		2.14%
Financial	11.09%		Total		100.00%

* Based on total value of investments as of October 31, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund

Message from the Sub-Adviser (The Ithaka Group LLC)

Large cap growth stocks, as measured by the Russell 1000 Growth Index, rose 13.0 percent for the fiscal year ending October 31, 2012 mainly due to a strong bull market for large cap growth stocks in general, as evidenced by the 15.2 percent gain in the S&P 500. This increase was primarily driven by investors reallocating from their “lower-risk” investments to opportunities in the areas of the market that are generally associated with “higher-risk” and higher returns, such as growth stocks. The Sub-Adviser implements a concentrated approach to investing in large cap growth stocks which generally means that the Fund is more sensitive to an individual holding’s performance than the performance of any single sector or the performance of the benchmark index as a whole.

The largest holding in the Fund and in the benchmark index, Apple, Inc. (AAPL), rose 51.9 percent since it was purchased by the Fund near the beginning of December 2011. Concern that Apple, Inc.’s substantial size would inevitably dampen earnings growth contributed to the containment of its valuation during 2011, but recently both the forward earnings estimate and valuation leaped ahead by double digits. The Sub-Adviser anticipates continued robust growth for Apple, Inc., as the company continues to introduce cutting-edge products and enter new markets with success. Another large holding in the Fund and contributor to performance was Salesforce.com, Inc. (CRM), adding 17.8 percent since its initial purchase in December 2011. The large increase was primarily due to the company delivering strong earnings and sales numbers, up almost 40 percent and ahead of expectations. Both of these firms are members of the information technology sector of the benchmark index. The information technology sector rose 13.1 percent since December 9, 2011, significantly lagging the performance of Apple, Inc. and Salesforce.com, Inc.

Within the consumer discretionary sector, Coach, Inc. (COH), a producer of leather goods such as purses and cases, decreased 9.1 percent for the fiscal year, while the consumer discretionary sector in general increased 18.3 percent. This lackluster performance was primarily due to investor concern about the decrease in reported North American sales. The position in Coach, Inc. detracted from the Fund’s performance in the latest fiscal quarter relative to the benchmark index and the sector, but this was somewhat offset by the Fund’s significant exposure to Priceline.com, Inc. (PCLN). Priceline.com, Inc., a website serving bargain hunting-travelers, increased 19.6 percent for the year as the company continues to boast operating margins well-above competitors and produce strong earnings results. The Sub-Adviser continued to favor Priceline.com, Inc. as it continues to lead competition in the “room-bidding” marketplace which is heavily used by both business and non-business patrons across the country.

The Fund slightly reduced exposure to stocks headquartered outside of the United States, as it exited China-based New Oriental Education & Technology Group, Inc. (EDU), the largest comprehensive educational company in China, at the beginning of March. Subsequent to selling out of the position, the stock rose only 4 basis points through the end of the second fiscal quarter, significantly underperforming the benchmark index by almost 4.2 percent during the same timeframe. The Sub-Adviser does not have a target allocation for foreign-based companies as each stock in the Fund is subjected to the same fundamental criteria to be added or removed from the Fund’s holdings.

The Sub-Adviser primarily focuses on stocks that exhibit above average growth in revenues and cash flow and does not anticipate making significant changes to the existing holdings. The Sub-Adviser does not directly implement global or macroeconomic views into the selection process, but did voice concern over holdings that have significant exposure to Europe. As they focus more on individual companies instead of sectors, the Sub-Adviser will continue to seek out buying opportunities moving forward.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2012

Since Inception (12/8/11)
Class N	4.20%
Class C Class A with load of 5.75% Class A without load	3.30% (2.07)% 3.90%
Morningstar Large Cap Growth Category	12.69%
Russell 1000 Growth Index	14.49%

The Morningstar Large Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.37% for Class N, 2.37% for Class C and 1.62% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund
October 31, 2012

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 99.2%

AEROSPACE/DEFENSE - 5.7%			METAL FABRICATE/HARDWARE - 3.2%
BE Aerospace, Inc. *	8,742	$ 394,177	Precision Castparts Corp.	2,039	$ 352,890
TransDigm Group, Inc.	1,730	230,453
		624,630	OIL & GAS SERVICES - 5.7%
APPAREL - 7.8%			National Oilwell Varco, Inc.	5,562	409,919
Coach, Inc.	6,889	386,128	Schlumberger Ltd.	3,089	214,778
Michael Kors Holding Ltd. *	4,089	223,627			624,697
Under Armour, Inc. - Cl. A *	4,696	245,413	PHARMACEUTICALS - 2.0%
		855,168	Allergan, Inc.	2,454	220,664
BIOTECHNOLOGY - 2.8%
Alexion Pharmaceuticals, Inc. *	1,730	156,358	REITS - 2.3%
Regeneron Pharmaceuticals, Inc. *	1,021	145,288	American Tower Corp.	3,398	255,835
		301,646
COMMERCIAL SERVICES - 10.3%			RETAIL - 6.3%
Mastercard, Inc.	1,575	725,965	Chipotle Mexican Grill, Inc. *	513	130,574
Visa, Inc. - Cl. A	2,842	394,356	Starbucks Corp.	6,611	303,445
		1,120,321	Ulta Salon Cosmetics & Fragrance, Inc.	2,780	256,371
COMPUTERS - 7.1%					690,390
Apple, Inc.	1,297	771,845	SEMICONDUCTORS - 6.4%
			ARM Holdings PLC - ADR	8,651	279,860
FOOD - 2.9%			QUALCOMM, Inc.	7,167	419,807
Whole Foods Market, Inc.	3,398	321,893			699,667
			SOFTWARE - 7.6%
HEALTHCARE-PRODUCTS - 4.4%			Red Hat, Inc. *	4,016	197,467
Intuitive Surgical, Inc. *	896	485,829	Salesforce.com, Inc. *	2,533	369,767
			Vmware, Inc. - Cl. A *	3,089	261,855
INTERNET - 18.2%					829,089
Amazon.com, Inc. *	2,224	517,792
Baidu, Inc. - ADR *	1,792	191,260	TOTAL COMMON STOCK
F5 Networks, Inc. *	2,348	193,663	( Cost - $10,696,021)		10,853,331
LinkedIn Corp. *	3,522	376,607
MercadoLibre, Inc.	2,348	197,162	SHORT-TERM INVESTMENT - 0.7%
OpenTable, Inc. *	2,227	104,602	MONEY MARKET FUND - 0.7%
Priceline.com, Inc. *	711	407,950	First American Prime Obligations	77,007	77,007
		1,989,036	Money Market Portfolio - 0.16% +
LODGING - 1.9%			TOTAL SHORT-TERM INVESTMENT
Las Vegas Sands Corp.	4,479	208,005	( Cost - $77,007)

MACHINERY-CONSTRUCTION & MINING - 2.2%			TOTAL INVESTMENTS - 99.9%		$ 10,930,338
Caterpillar, Inc.	2,780	235,772	( Cost - $10,773,028)
			OTHER ASSETS LESS LIABILITIES - 0.1%		9,326
MACHINERY-DIVERSIFIED - 2.4%			NET ASSETS - 100.0%		$ 10,939,664
Cummins, Inc.	2,842	265,954
			* Non-Income producing security.
			+ Variable rate security. Interest rate is as of October 31, 2012.
			ADR - American Depositary Receipt.
			REIT- Real Estate Investment Trust.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund (Continued)
October 31, 2012

Portfolio Composition * - Unaudited

Technology	21.05%		Financial		5.95%
Consumer, Non-Cyclical	18.81%		Energy		5.72%
Communications	18.20%		Short-Term Investment		0.70%
Consumer, Cyclical	16.04%		Total		100.00%
Industrial	13.53%

* Based on total value of investments as of October 31, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Income Fund

Message from the Sub-Adviser (Harbor Springs Financial Management LLC)

Dividend paying stocks, as measured by the Dow Jones US Select Dividend Index gained 2.0 percent for the quarter ending October 31, 2012.  The quarter was rather volatile for the Index, as it was down 0.3 percent in August, up 1.8 percent in September and up 0.4 percent in October.  As a comparison, the S&P 500 Index gained 2.3 percent in August, gained 2.6 percent in September, lost 1.9 percent in October for a cumulative 3.0 percent gain for the quarter.  The Alternative Income Fund opened operations during the fourth quarter of the fiscal year with its inception date being September 14, 2012.

The previous three months were marked by strong growth mixed with global instability due to the European debt crisis, slowed growth in China, the pending “Fiscal Cliff” for the American market, and rising tension in the Middle East.  The situations in Greece and Spain also weigh heavily on the global economy as their near 25% unemployment rates are creating a significant amount of uncertainty in the global marketplace.  The growth in China had slowed to a point where the World Bank cut the growth forecast by a half a point.  Turmoil in the Middle East also contributed to rising fuel costs which hampered consumer spending and put a strain on earnings not only due to the decreased consumer spending but also due to the increased cost to transport goods.

The Sub-Adviser began buying Treasuries to hedge against the uncertainty in the market. As the portfolio is a dividend-based one, the late start for the fund caused the performance to suffer as most of the holdings did not distribute a dividend before quarter end.  The main focus of the Sub-Adviser is to find high dividends in relatively stable issues.  This strategy is followed mainly through investments in oil, gas, utility, telecommunications, real estate and tobacco companies.  Most of the holdings that the Sub-Adviser targets are in industries which are generally considered to be defensive.  These holdings include:  NextEra Energy, Inc. (NEE), an electricity generation and distribution company headquartered in Florida, Chiquita Brands International (CQB), an American producer and distributor of bananas and other produce, and AT&T (T) a major telecommunications company.

Looking forward, the election weighs heavily on the investment strategy of the Sub-Adviser.  Depending on the results of the Presidential Election, the Sub-Adviser will adjust the portfolio based on beliefs that the winning politician will have an effect on the market of stocks which pay big dividends. As the Sub-Adviser focuses mainly on dividends, especially through investments in pipeline and drilling companies, the next quarter’s performance will be determined by the distributions and dividends at year-end for those firms.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2012

Since Inception (9/14/12)
Class N	(2.70)%
Class C Class A with load of 5.75% Class A without load	(2.80)% (8.29)% (2.70)%
Morningstar Large Cap Value Category	(2.54)%
Dow Jones US Select Dividend Index	(0.15)%

The Morningstar Large Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

The selection of stocks to the Dow Jones US Select Dividend Index is based almost entirely on dividend yield and dividend history. Stocks are also required to have and annual average daily dollar trading volume of more than $1.5 million. These criteria help to ensure that the index represents the most widely traded of the market’s highest-yielding stocks. This is a total return index. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.49% for Class N, 2.49% for Class C and 1.74% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Alternative Income Fund
October 31, 2012

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 77.9%			PIPELINES - 28.3% (continued)
AGRICULTURE - 6.6%			Magellan Midstream Partners LP	600	$ 26,058
Altria Group, Inc.	1,400	$ 44,520	ONEOK, Inc.	1,200	56,760
Philip Morris International, Inc.	400	35,424	ONEOK Partners LP	500	30,475
Reynolds American, Inc.	1,200	49,968	Pembina Pipeline Corp.	1,000	27,950
		129,912	Plains All American Pipeline LP	700	31,766
COMMERCIAL SERVICES - 1.7%			Sunoco Logistics Partners LP	500	24,505
Macquarie Infrastructure Co. LLC	800	33,352	TransCanada Corp.	800	36,184
			Williams Cos, Inc. The	1,500	52,485
ELECTRIC - 8.4%			Williams Partners LP	500	26,490
Dominion Resources, Inc.VA	700	36,946			557,606
Exelon Corp.	1,000	35,780	REITS - 6.4%
MDU Resources Group, Inc.	2,000	43,460	Highwoods Properties, Inc.	1,000	32,250
NextEra Energy, Inc.	700	49,042	Lexington Realty Trust	4,000	37,960
		165,228	Mack-Cali Realty Corp.	1,000	25,990
FOOD - 2.5%			Universal Health Realty Income Trust	600	29,664
Chiquita Brands International, Inc. *	7,000	50,470			125,864
			TELECOMMUNICATIONS - 3.6%
GAS - 5.9%			AT&T, Inc.	1,000	34,590
Atmos Energy Corp.	1,000	35,970	Verizon Communications, Inc.	800	35,712
National Grid PLC	800	45,608			70,302
NiSource, Inc.	1,400	35,658	TRANSPORTATION - 2.8%
		117,236	Martin Midstream Partners LP	900	32,121
OIL & GAS - 11.7%			Golar LNG Ltd.	600	23,418
BP Prudhoe Bay Royalty Trust	300	24,456			55,539
Canadian Oil Sands Ltd.	1,000	21,270
ConocoPhillips	500	28,925	TOTAL COMMON STOCK (Cost - $1,570,084)		1,535,790
Linn Energy LLC	800	33,696
Marathon Petroleum Corp.	500	27,465	EXCHANGE TRADED FUND - 5.7%
Noble Energy, Inc.	300	28,503	DEBT FUNDS
Phillips 66	800	37,728	PIMCO 25+ Year Zero Coupon U.S.	1,000	112,940
Seadrill Ltd.	700	28,238	TOTAL EXCHANGE TRADED FUND (Cost - $111,150)
		230,281
PIPELINES - 28.3%			SHORT-TERM INVESTMENT - 15.9%
Atlas Pipeline Partners LP	900	31,842	MONEY MARKET FUND - 15.9%
Boardwalk Pipeline Partners LP	900	24,003	Fidelity Institutional Money Market Funds - 0.01% +	313,237	313,237
Copano Energy LLC	1,000	30,500	TOTAL SHORT-TERM INVESTMENT (Cost - $313,237)
Crosstex Energy, Inc.	4,000	54,720
DCP Midstream Partners LP	500	22,280	TOTAL INVESTMENTS - 99.5% (Cost - $1,994,471)		$ 1,961,967
El Paso Pipeline Partners LP	800	28,568	OTHER ASSETS LESS LIABILITIES - 0.5%		9,692
Energy Transfer Partners LP	700	29,960	NET ASSETS - 100.0%		$ 1,971,659
Inergy Midstream LP	1,000	23,060	REIT - Real Estate Investment Trust
			* Non-income producing security.
			+ Variable rate security. Interest rate is as of October 31, 2012.

Portfolio Composition * - Unaudited
Energy	47.80%		Exchange Traded Fund		6.85%
Utilities	17.13%		Communications		4.26%
Consumer, Non-cyclical	12.96%		Industrial		3.37%
Financial	7.63%		Total		100.00%

* Based on total value of investments as of October 31, 2012.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, Limited Partnership)

International equity markets, as measured by the MSCI All Country World ex US (net) Index (Net) returned 4.0 percent during the 12-month period ending October 31, 2012.

The best performing developed market countries as measured by the Index during the fiscal year were Denmark, up 26.9 percent, and Belgium, up 26.6 percent. The worst performing developed market countries were Greece, down 27.9 percent, and, Portugal down 15.5 percent. The best performing emerging market countries during the fiscal year as measured by the Index were Turkey, up 32.2 percent, and Philippines, up 31.3 percent. The worst performing emerging market countries were Morocco, down 21.8 percent, and Brazil, down 12.7 percent.

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to returns relative to the Index during the fiscal year included: Brazil, primarily due to overweights in the consumer staples, energy, and utility sectors; and Thailand, primarily due to an overweight to the consumer discretionary sector.  Countries contributing most to underperformance relative to the Index included: Brazil, primarily due to overweights to the financial services sector and China, primarily due to an overweight to the telecommunication services sector and underweights to both the financial services and information technology sectors.

Sectors contributing most to returns relative to the Index during the fiscal year included: the materials sector, primarily due to underweighting the sector in countries such as Australia and Canada; and the energy sector, primarily due to underweighting the sector in countries such as Canada, United Kingdom, and China.  The sectors contributing the most to the underperformance relative to the Index included: the information technology sector, primarily due to an overweight in Finland; and the financial sector, primarily due to an overweight in Italy.

The stocks contributing most to returns relative to the Index during the fiscal year included: Novo Nordisk, a Danish healthcare company; and Telstra Corporation, an Australian telecommunication services company.  Stocks contributing most to underperformance relative to the Index included: Nokia Corporation, an information technology company from Finland; and Unicredit, an Italian financial company.

The foregoing message from the Sub-Adviser is provided by Arrowstreet  Capital Limited Partnership (“Arrowstreet”)as of October 31, 2012 for informational purposes only and solely with respect to the portfolio of assets in the Fund managed by Arrowstreet.  References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice.  Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2012**

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	3.16%	4.11%	(3.91)%	3.68%
Class C Class A with load of 5.75% Class A without load	2.10% (3.09)% 2.80%	3.08% 1.81% 3.85%	(4.86)% (5.28)% (4.15)%	2.66% (2.68)%* (1.69)%*
Morningstar Foreign Large Cap Blend Category	6.13%	3.78%	(6.12)%	3.59%
MSCI ACW ex US Index (net)	3.98%	3.74%	(5.08)%	5.19%

*Class A commenced operations on January 3, 2007.

**Arrowstreet became the Sub-Adviser of the Dunham International Stock Fund effective July 1, 2008. The performance returns have been furnished by the Fund.  Arrowstreet makes no representation or warranty relating to the accuracy or completeness of such data.

The Morningstar Foreign Large Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics predominate.

The MSCI All Country World ex US (net) Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.28% for Class N, 3.28% for Class C and 2.53% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2012

Security		Shares	Value	Security	Shares	Value

COMMON STOCK - 92.5%
AEROSPACE/DEFENSE - 0.7%				BANKS - 12.4% (continued)
BAE Systems PLC		38,769	$ 195,172	Banco Espirito Santo SA *	17,713	$ 17,252
Rolls-Royce Holdings PLC		13,005	179,210	Banco Santander Brasil SA/Brazil	26,200	179,956
			374,382	Banco Santander SA	49,049	369,571
AGRICULTURE - 0.9%				Bank Leumi Le-Israel BM *	23,810	76,684
British American Tobacco Malaysia Bhd		1,100	22,784	BNP Paribas SA	16,952	855,770
Japan Tobacco Inc.		6,000	165,976	CaixaBank	2,624	9,973
KT&G Corp.		2,183	166,102	Credit Agricole SA *	40,529	306,146
Swedish Match AB		3,800	129,324	DNB ASA	13,273	165,852
			484,186	Erste Group Bank AG *	7,540	190,205
AIRLINES - 1.1%				Intesa Sanpaolo SpA	265,354	427,771
Japan Airlines Co. Ltd. *		9,900	471,429	Intesa Sanpaolo SpA	56,321	74,570
International Consolidated Airlines Group SA		48,038	126,303	Kasikornbank PCL	13,900	80,695
Turk Hava Yollari *		1	3	KBC Groep NV	1,871	44,045
			597,735	Lloyds Banking Group PLC *	184,004	120,878
APPAREL - 0.8%				Mediobanca SpA	19,748	112,996
Adidas AG		1,061	90,503	Mizrahi Tefahot Bank Ltd.	13,872	125,807
Burberry Group PLC		5,499	103,432	National Bank of Canada	1,058	81,940
Christian Dior SA		1,377	197,977	Natixis	41,107	135,016
			391,912	Nordea Bank AB	40,838	370,527
AUTO MANUFACTURERS - 3.4%				Raiffeisen Bank International AG	3,607	144,336
Bayerische Motoren Werke AG		6,973	557,872	Royal Bank of Scotland Group PLC *	16,210	72,189
Daihatsu Motor Co. Ltd.		3,000	52,524	Skandinaviska Enskilda Banken AB	24,801	205,419
Daimler AG		6,250	292,995	Societe Generale SA *	12,823	409,253
Fiat SpA *		20,512	100,459	Sumitomo Mitsui Financial Group Inc.	7,000	213,979
Fuji Heavy Industries Ltd.		13,000	125,368	Svenska Handelsbanken AB	8,696	297,879
Hino Motors Ltd.		17,000	131,457	Swedbank AB	13,251	245,682
Isuzu Motors Ltd.		34,000	179,913	UniCredit SpA *	162,170	717,832
Kia Motors Corp.		497	27,551			6,465,250
Renault SA		3,438	154,269	BEVERAGES - 2.5%
Volkswagen AG		949	185,719	Anheuser-Busch InBev NV	7,926	663,346
			1,808,127	Carlsberg A/S	981	84,736
AUTO PARTS & EQUIPMENT - 1.7%				Cia de Bebidas das Americas	467	19,049
Aisin Seiki Co. Ltd.		3,400	99,332	Coca-Cola West Co. Ltd.	4,700	72,079
Continental AG		2,285	230,154	Fomento Economico Mexicano SAB de CV	2,607	236,220
JTEKT Corp.		9,300	69,865	Heineken Holding NV	3,469	176,381
Koito Manufacturing Co. Ltd.		2,000	24,852	Kirin Holdings Co. Ltd.	5,000	62,789
Pirelli & C. SpA		9,760	113,461	Pernod-Ricard SA	101	10,885
Sumitomo Electric Industries Ltd.		15,100	162,502			1,325,485
Valeo SA		4,448	196,005	BIOTECHNOLOGY - 0.1%
			896,171	CSL Ltd.	1,490	73,343
BANKS - 12.4%
Banco Bilbao Vizcaya Argentaria SA		33,530	280,380	BUILDING MATERIALS - 0.7%
Banco Bradesco SA - ADR		567	8,879	HeidelbergCement AG	1,602	85,196
Banco do Brasil SA		11,600	123,768	Holcim Ltd.	2,407	164,357
				Lafarge SA	2,077	121,863
						371,416

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2012

Security		Shares	Value	Security	Shares	Value

CHEMICALS - 1.3%				FOOD - 2.3%
Akzo Nobel NV		1,307	$ 71,190	BIM Birlesik Magazalar AS	2,684	$ 124,531
Lonza Group AG		3,964	201,155	Cosan SA Industria e Comercio	6,600	126,573
Sasol Ltd.		2,636	111,901	Delhaize Group SA	1,412	54,101
Ultrapar Participacoes SA - ADR		5,110	106,441	Distribuidora Internacional de Alimentacion SA	24,888	150,886
Yara International ASA		3,642	171,559	Kerry Group PLC	1,389	72,672
			662,246	Koninklijke Ahold NV	5,904	75,240
COMMERCIAL SERVICES - 0.8%				Metro AG	6,076	175,290
CCR SA		11,500	101,128	Metro Inc. - Cl. A	1,477	87,383
Cielo SA		5,880	145,480	Nippon Meat Packers Inc.	2,000	24,830
Edenred		1,853	53,663	Orion Corp/Republic of South Korea	83	77,941
Obrascon Huarte Lain Brasil SA		13,800	129,778	Shoprite Holdings Ltd.	5,790	118,655
			430,049	Tiger Brands Ltd.	2,859	90,584
COMPUTERS - 0.4%						1,178,686
AtoS		830	55,769	FOOD SERVICE - 0.3%
Fujitsu Ltd.		34,000	130,859	Compass Group PLC	15,034	164,699
			186,628
COSMETICS/PERSONAL CARE - 1.6%				FOREST PRODUCTS & PAPER - 0.2%
Beiersdorf AG		433	31,524	Svenska Cellulosa AB	5,963	116,044
Kao Corp.		9,300	261,350
LG Household & Health Care Ltd.		117	68,707	GAS - 0.2%
Shiseido Co. Ltd.		21,100	267,127	Korea Gas Corp.	1,126	78,996
Unicharm Corp.		3,500	189,439
			818,147	HEALTHCARE-PRODUCTS - 0.9%
DISTRIBUTION/WHOLESALE - 0.1%				Cie Generale d'Optique Essilor International SA	825	74,448
Hanwha Corp.		1,330	37,935	Coloplast A/S	733	160,891
				Fresenius SE & Co. KGaA	2,285	260,741
DIVERSIFIED FINANANCIAL SERVICES - 1.6%						496,080
BM&FBovespa SA		32,200	206,105	HEALTHCARE-SERVICES - 0.2%
Nomura Holdings Inc.		64,500	233,246	Fresenius Medical Care AG & Co. KGaA	1,208	84,941
Old Mutual PLC		25,243	70,063
ORIX Corp.		3,380	347,290	HOLDING COMPANIES-DIVERSIFIED - 1.2%
			856,704	Exor SpA	3,756	97,003
ELECTRIC - 0.5%				Groupe Bruxelles Lambert SA	1,545	114,305
Aboitiz Power Corp.		163,800	131,660	Imperial Holdings Ltd.	4,987	112,952
Cia Energetica de Minas Gerais - ADR		5,884	70,549	Wharf Holdings Ltd.	47,000	320,458
Tractebel Energia SA		2,500	43,082			644,718
			245,291	HOME BUILDERS - 0.1%
ELECTRICAL COMPONENTS & EQUIPMENT - 0.0%				Sekisui Chemical Co. Ltd.	2,000	16,431
Brother Industries Ltd.		1,000	9,435	Sekisui House Ltd.	6,000	61,373
						77,804
ENGINEERING & CONSTRUCTION - 0.8%				HOUSEHOLD PRODUCTS/WARES - 0.8%
Chiyoda Corp.		7,000	113,116	Henkel AG & Co. KGaA	2,460	159,399
Fraport AG Frankfurt Airport Services Worldwide		3,420	200,845	Unilever Indonesia Tbk PT	97,500	263,181
JGC Corp.		3,000	103,255			422,580
			417,216	HOUSEWARES - 0.0%
ENTERTAINMENT - 0.3%				Turkiye Sise ve Cam Fabrikalari AS	3	4
OPAP SA		24,283	155,323

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2012

Security		Shares	Value	Security	Shares	Value

INSURANCE - 6.5%				METAL FABRICATE/HARDWARE - 0.2%
Aegon NV		48,222	$ 269,887	Tenaris SA - ADR	3,368	$ 126,704
Ageas		7,105	181,283
AIA Group Ltd.		2,400	9,464	MINING - 1.9%
Assicurazioni Generali SpA		17,177	279,916	Boliden AB	7,980	139,585
AXA SA		34,622	552,235	Fresnillo PLC	4,323	133,835
China Life Insurance Co. Ltd.		22,000	64,691	Impala Platinum Holdings Ltd.	1	18
China Pacific Insurance Group Co. Ltd.		24,800	77,323	KGHM Polska Miedz SA	5,060	255,531
CNP Assurances		6,382	90,250	Randgold Resources Ltd. - ADR	2,467	295,029
Dai-ichi Life Insurance Co. Ltd/The		108	124,568	Umicore SA	3,579	184,054
Delta Lloyd NV		6,360	105,848			1,008,052
Insurance Australia Group Ltd.		18,258	86,650	MISCELLANEOUS MANUFACTURING - 0.1%
MS&AD Insurance Group Holdings		6,600	111,970	Konica Minolta Holdings Inc.	8,000	53,243
Muenchener Rueckversicherungs AG		683	109,978
NKSJ Holdings Inc.		4,500	82,064	OIL & GAS - 5.7%
Ping An Insurance Group Co. of China Ltd.		12,000	94,434	Gazprom OAO - ADR	51,111	466,899
Sanlam Ltd.		34,544	153,832	Japan Petroleum Exploration Co.	6,500	244,753
SCOR SE		4,625	123,584	Lukoil OAO - ADR	8,800	529,760
Standard Life PLC		36,400	171,427	Neste Oil OYJ	11,555	144,807
Sun Life Financial Inc.		6,157	152,941	OMV AG	6,855	251,045
Swiss Life Holding AG		1,417	179,045	Petroleo Brasileiro SA - ADR Cl. A	10,721	220,102
Swiss Re AG		2,980	206,319	Petroleo Brasileiro SA - ADR	13,624	288,965
T&D Holdings Inc.		1,100	12,025	Showa Shell Sekiyu KK	23,100	128,526
Zurich Insurance Group AG		737	181,783	Surgutneftegas OAO - ADR	7,842	68,225
			3,421,517	Total SA	10,973	553,118
INTERNET - 0.3%				Total SA - ADR	2,036	102,614
Dena Co. Ltd.		3,100	96,790			2,998,814
United Internet AG		3,181	63,705	OIL & GAS SERVICES - 0.3%
			160,495	AMEC PLC	8,021	137,182
INVESTMENT COMPANIES - 0.5%				SBM Offshore NV *	620	8,122
Investment AB Kinnevik		5,230	99,901			145,304
Investor AB		8,288	182,618	PHARMACEUTICALS - 16.4%
			282,519	Actelion Ltd.	3,689	178,154
IRON/STEEL - 1.2%				Astellas Pharma Inc.	7,200	358,245
ArcelorMittal - ADR		4,035	59,597	AstraZeneca PLC	9,292	429,865
Vale SA - ADR		874	15,548	Bayer AG	5,082	443,440
Vale SA		24,100	444,385	Celesio AG	7,603	147,503
Voestalpine AG		2,853	89,901	Daiichi Sankyo Co. Ltd.	27,200	416,481
			609,431	Eisai Co. Ltd.	2,900	129,074
LEISURE TIME - 0.1%				GlaxoSmithKline PLC - ADR	16,465	739,278
TUI Travel PLC		17,293	69,976	GlaxoSmithKline PLC	4,531	101,262
				Grifols SA *	3,311	115,078
MEDIA - 2.0%				Kyowa Hakko Kirin Co. Ltd.	12,000	127,779
BEC World PCL		153,500	293,757	Medipal Holdings Corp.	21,500	273,915
British Sky Broadcasting Group PLC		12,310	140,469	Merck KGaA	1,782	228,092
Fairfax Media Ltd.		70,842	28,946	Novartis AG	18,839	1,136,613
ITV PLC		55,903	78,043	Novo Nordisk A/S	5,822	933,998
Kabel Deutschland Holding AG		1,003	72,424	Ono Pharmaceutical Co. Ltd.	1,800	108,723
Lagardere SCA		8,284	226,970	Orion OYJ	3,779	93,574
Mediaset SpA		53,228	93,570	Otsuka Holdings Co. Ltd.	4,300	132,608
Wolters Kluwer NV		4,730	91,579	Roche Holding AG - ADR	1,121	53,830
			1,025,758	Roche Holding AG	4,766	918,545

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2012

Security		Shares	Value	Security	Shares	Value

PHARMACEUTICALS - 16.4% (continued)				RETAIL - RESTAURANTS - 0.2%
Sanofi		9,040	$ 794,542	Whitbread PLC	2,360	$ 89,446
Shire PLC - ADR		357	30,127
Shire PLC		4,162	116,702	SEMICONDUCTORS - 1.5%
Suzuken Co. Ltd/Aichi Japan		2,500	78,946	ASML Holding NV	4,703	258,724
Teva Pharmaceutical Industries Ltd. - ADR		7,155	289,205	Macronix International	425,288	110,486
Teva Pharmaceutical Industries Ltd.		2,325	93,718	Rohm Co. Ltd.	2,500	80,771
Valeant Pharmaceuticals International Inc. *		2,606	146,158	Samsung Electronics Co. Ltd.	182	218,387
			8,615,455	STMicroelectronics NV	15,834	93,327
PRIVATE EQUITY - 0.1%						761,695
Eurazeo		1,527	69,947	SOFTWARE - 0.5%
				Amadeus IT Holding SA	7,674	190,242
REAL ESTATE - 2.4%				Totvs SA	4,500	91,507
BR Malls Participacoes SA		6,600	86,765			281,749
Henderson Land Development Co. Ltd.		28,000	193,096	TELECOMMUNICATIONS - 10.0%
Hopewell Holdings Ltd.		52,500	188,729	Alcatel-Lucent/France *	101,731	104,095
Hysan Development Co. Ltd.		27,000	119,104	America Movil SAB de CV	71,400	90,676
IMMOFINANZ AG		60,841	235,358	Bezeq The Israeli Telecommunication Corp. Ltd.	64,674	78,728
New World Development Co. Ltd.		103,000	158,473	BT Group PLC	71,296	244,346
Sun Hung Kai Properties Ltd.		3,000	41,472	China Mobile Ltd.	64,000	709,867
Wheelock & Co. Ltd.		50,000	218,095	France Telecom SA	3,615	40,436
			1,241,092	HKT Trust / HKT Ltd.	25,391	23,525
REITS - 1.2%				KDDI Corp.	2,500	194,274
Corio NV		3,589	160,000	Millicom International Cellular SA - NVDR	105	9,049
Gecina SA		1,856	206,034	Mobile Telesystems OJSC - ADR	8,717	149,409
Link REIT/The		11,500	57,147	NICE Systems Ltd. *	1,430	47,727
Unibail-Rodamco SE		956	215,483	Nippon Telegraph & Telephone Corp.	19,300	882,885
			638,664	Nokia OYJ - ADR	48,637	129,861
RETAIL - 1.1%				Nokia OYJ	120,277	323,601
Autogrill SpA		4,818	49,355	NTT DOCOMO Inc.	78	113,067
Foschini Group Ltd/The		9,349	135,264	PCCW Ltd.	398,000	160,340
Jollibee Foods Corp.		32,600	83,710	Softbank Corp.	13,100	413,884
Seven & I Holdings Co. Ltd.		5,900	182,021	Telecom Corp. of New Zealand Ltd.	19,574	38,597
Spirit Pub Co. PLC		45,271	43,970	Telecom Italia SpA	222,702	205,619
UNY Co. Ltd.		8,400	59,798	Telecom Italia SpA	112,715	90,325
			554,118	Telekomunikasi Indonesia Persero Tbk PT - ADR	3,765	153,047
RETAIL - APPAREL/SHOES - 0.4%				Telenet Group Holding NV	1,864	85,458
Next PLC		3,281	188,657	Telstra Corp. Ltd.	115,057	493,481
				Vodafone Group PLC - ADR	15,968	434,761
RETAIL - BUILDING PRODUCTS - 0.2%						5,217,058
Kingfisher PLC		24,092	112,505	TOYS/GAMES/HOBBIES - 0.3%
				Namco Bandai Holdings Inc.	9,900	155,618
RETAIL - CONVENIENCE STORE - 0.4%
CP ALL PCL		151,800	195,957	TRANSPORTATION - 0.4%
				Deutsche Post AG	9,794	194,318
RETAIL - MAJOR DEPARTMENT STORE - 0.1%
Home Retail Group PLC		18,284	33,650	WATER - 0.4%
				Cia de Saneamento Basico do Estado de Sao Paulo - ADR
RETAIL - MISC/DIVERSIFIED - 0.2%					1,577	132,484
Woolworths Holdings Ltd/South Africa		15,935	119,888	Cia de Saneamento Basico do Estado de Sao Paulo
					2,000	84,668
						217,152

				TOTAL COMMON STOCK (Cost - $45,202,286)		48,460,315

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2012
	Dividend
Security	Rate	Shares	Value	Security	Shares	Value

PREFERRED STOCK - 4.7%				RIGHTS - 0.0%
AUTO MANUFACTURERS - 1.3%				BANKS - 0.0%
Volkswagen AG	3.0600	3,299	$ 685,460	Banco Santander SA - Rights *	49,049	10,052
				TOTAL RIGHTS (Cost - $7,686)		10,052
BANKS - 0.9%
Banco Bradesco SA	1.1555	8,700	137,075
Itau Unibanco Holding SA	1.1528	22,100	323,176	SHORT-TERM INVESTMENT - 2.5%
			460,251	MONEY MARKET FUND - 2.5%
BEVERAGES - 0.8%				Fidelity Institutional Money Market Funds - Government Portfolio 0.01% +
Cia de Bebidas das Americas	2.2564	10,700	437,272		1,319,639	1,319,639
				TOTAL SHORT-TERM INVESTMENT (Cost - $1,319,639)
ELECTRIC - 0.1%
Cia Energetica de Minas Gerais	2.5145	3,000	35,894	TOTAL INVESTMENTS - 99.7% (Cost - $48,669,157)		$ 52,268,024
				OTHER ASSETS LESS LIABILITIES - 0.3%		140,223
FOOD - 0.1%				NET ASSETS - 100.0%		$ 52,408,247
Cia Brasileira de Distribuicao Grupo Pao de Acucar
	0.7202	1,600	73,422	* Non-income producing security.
				ADR - American Depositary Receipt.
HOLDING COMPANIES-DIVERSIFIED - 0.3%				GDR - Global Depositary Receipt.
Itausa - Investimentos Itau SA	0.3170	31,200	136,721	NVDR - Non Voting Depositary Receipt.
				REIT - Real Estate Investment Trust.
HOUSEHOLD PRODUCTS/WARES - 0.3%				+ Variable rate security. Interest rate is as of October 31, 2012.
Henkel AG & Co. KGaA	0.8000	2,109	168,754

MEDIA - 0.1%
ProSiebenSat.1 Media AG	1.1700	2,266	63,230

IRON/STEEL - 0.8%
Vale SA	2.2618	23,300	417,014

TOTAL PREFERRED STOCK (Cost - $2,139,546)			2,478,018

Portfolio Composition * - Unaudited
Other Countries		26.52%		Switzerland	6.50%
Japan		16.00%		Italy	4.64%
France		11.09%		Hong Kong	4.32%
Germany		8.90%		Sweden	3.51%
Brazil		8.22%		Belgium	2.60%
Britain		7.70%		Total	100.00%
* Based on total value of investments.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.
Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Cornerstone Real Estate Advisors LLC)

The real estate stock market, as measured by the FTSE NAREIT ALL REIT Index, performed remarkably well in the 12-month period ending October 31, 2012, returning 18.2 percent.  The majority of those gains were logged in the first three fiscal quarters before REITs took a breather in the fourth fiscal quarter, losing 0.8 percent.  Real estate securities outperformed U.S. stocks in general, as measured by the S&P 500, by approximately 4 percentage points.  Mortgage and self-storage REITs were among the best performers in the index while apartment and healthcare REITs lagged.

In the first half of the fiscal year, the Sub-Adviser had underweighted healthcare REITs, which underperformed as the stock market rallied and higher risk securities took center stage.  The underweight was a positive for the Fund and selection added some value as well.  In the final two fiscal quarters, healthcare REITs were overweighted as a defensive measure when concerns about the world economy became re-established.  The Sub-Adviser particularly focused on REITs that specialize in housing for the elderly rather than hospitals or medical office buildings.  The rationale being that elderly housing facilities, such as nursing homes and assisted living facilities, will be less affected by a slowdown in the economy than say an office building that caters to doctors.  The moderate overweight detracted slightly from performance while individual security selection was in line with healthcare REITs contained in the benchmark.  Ventas, Inc. (VTR), a healthcare facilities REIT, bucked the trend, however, gaining more than 20 percent over the fiscal year.  While the Chicago-based company does invest in some hospitals and medical office buildings, the main focus recently has been senior housing and skilled nursing facilities.

Exposure to self-storage REITs added value on both a relative and absolute basis in the 12-month period ending October 31, 2012.  Both a large overweight to the sector and security selection drove the outperformance.  The Fund continues to increase exposure to these securities because of what it considers to be attractive valuations and the fact that there have been fewer new storage operators entering the business as demand for more storage space has increased.  It is more difficult to get permits for this type of business in most states and these facilities can be seen as something of an eyesore that most people do not want in their neighborhood.  This relative shortage of space has allowed operators to raise prices with little consequence as customers have little choice but to pay the increased rental fees.  Extra Space Storage, Inc. (EXR), a Salt Lake City based storage company, had the best performance in this sector, skyrocketing more than 60 percent over the fiscal year.

An overweight to apartment REITs had a somewhat negative effect on the Fund overall, though the sector did outperform during the first fiscal quarter and most of the second.  The Sub-Adviser now feels that the sector may be somewhat richly valued and started cutting back exposure to these types of REITs in the third fiscal quarter.  Currently, the Fund is maintaining a slight underweight to the sector.  BRE Properties Inc. (BRE), which specializes in multi-family apartment communities, gained just over 3 percent in the 12-month period ending October 31, 2012.

Residential mortgage REITs were a large contributor to performance as continued low interest rates and intervention by the Federal Reserve to lower mortgage rates in particular, fueled the sector.  Currently, the Fund is focused on mortgages that are guaranteed by a government agency, such as Fannie Mae.  The Fund finds this sector particularly to be attractive since the Fed announced a plan to buy $40 billion of these types of securities per month for an extended period of time.  The Sub-Adviser maintained a sizeable overweight and beat mortgage REITs contained in the benchmark index.  American Capital Agency Corporation (AGNC), the Fund’s largest holding in the sector, increased more than 60 percent during the fiscal year.

Going forward, the Sub-Adviser expects slow but steady GDP growth with modest job creation over the next quarter and beyond with some delays until it is clear how the Fiscal Cliff will be handled.  Despite economic uncertainty, real estate fundamentals remain sound and a record low interest rate environment which the Federal Reserve now projects out to 2015 should allow REITs to post competitive returns over the next 12 to 24 months.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2012

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	15.46%	20.69%	1.63%	5.36%
Class C Class A with load of 5.75% Class A without load	14.40% 8.59% 15.20%	19.52% 18.03% 20.40%	0.61% 0.17% 1.36%	4.32% (0.75)%* 0.27%*
Morningstar Real Estate Category	15.03%	20.81%	0.39%	5.61%
FTSE NAREIT ALL REITs Index	18.19%	22.17%	2.27%	5.72%

*Class A commenced operations on January 3, 2007.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in real estate investment trusts (REITs) of various types. REITs are companies that develop and manage real estate properties.

The FTSE NAREIT ALL REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.53% for Class N, 2.53% for Class C and 1.78% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2012

Security	Shares	Value	Security	Shares	Value
REITS - 99.3%
APARTMENTS - 11.6%			SHOPPING CENTERS - 4.9%
Apartment Investment & Management Co. - CL A	15,610	$ 416,631	Acadia Realty Trust	16,970	$ 435,790
Avalonbay Communities, Inc.	3,900	528,684	DDR Corp.	30,750	472,320
Camden Property Trust	11,270	739,650	Ramco-Gershenson Properties Trust	17,960	232,761
Home Properties, Inc.	10,740	652,884			1,140,871
Post Properties, Inc.	7,870	384,135	SINGLE TENANT - 0.8%
		2,721,984	National Retail Properties, Inc.	6,100	193,248
DIVERSIFIED - 13.4%
American Tower Corp.	16,000	1,204,640	STORAGE - 10.4%
Coresite Realty Corp.	6,200	140,926	CubeSmart	34,020	446,342
Plum Creek Timber Co., Inc.	10,490	460,511	Extra Space Storage, Inc.	30,390	1,048,151
Rayonier, Inc.	9,690	474,907	Public Storage	6,870	952,388
STAG Industrial, Inc.	17,680	306,217			2,446,881
Weyerhaeuser Co.	20,530	568,476	WAREHOUSE - 1.9%
		3,155,677	Prologis, Inc.	12,954	444,193
HEALTH CARE - 12.1%
HCP, Inc.	22,100	979,030	TOTAL REITS (Cost - $20,345,328)		23,324,566
Health Care REIT, Inc.	11,810	701,868
Ventas, Inc.	18,383	1,163,093	SHORT-TERM INVESTMENT - 0.7%
		2,843,991	MONEY MARKET FUND - 0.7%
HOTELS - 5.5%			Fidelity Institutional Money Market
Chesapeake Lodging Trust	20,610	388,499	Fund - Government Portfolio, 0.01%+	173,692	173,692
Host Hotels & Resorts, Inc.	24,076	348,139	TOTAL SHORT TERM INVESTMENT
Strategic Hotels & Resorts, Inc. *	35,160	193,028	(Cost - $173,692)
Sunstone Hotel Investors, Inc. *	36,360	359,237
		1,288,903	TOTAL INVESTMENTS - 100.0% (Cost - $20,519,020)		$ 23,498,258
MORTGAGE - 13.4%			OTHER ASSETS LESS LIABILITIES - (0.0) %		4,591
AG Mortgage Investment Trust, Inc.	5,050	120,948	TOTAL NET ASSETS - 100.00%		$ 23,502,849
American Capital Agency Corp.	26,210	865,454
CYS Investment, Inc.	38,270	513,583	REIT - Real Estate Investment Trust
Colony Financial, Inc.	16,980	339,770	+ Variable rate security. Interest rate is as of October 31, 2012.
MFA Financial, Inc.	62,520	510,788	* Non-Income producing security.
Starwood Property Trust, Inc.	13,930	319,276
Two Harbors Investment Corp.	39,660	473,144
		3,142,963
OFFICE PROPERTY - 11.7%
Boston Properties, Inc.	6,720	714,336
Brandywine Realty Trust	14,260	165,416
Douglas Emmett, Inc.	15,500	363,475
Highwoods Properties, Inc.	6,910	222,847
Hudson Pacific Properties, Inc.	9,330	176,990
SL Green Realty Corp.	14,620	1,100,886
		2,743,950
REGIONAL MALLS - 13.6%
CBL & Associates Properties, Inc.	21,230	474,915
General Growth Properties, Inc.	37,820	743,541
Simon Property Group, Inc.	13,031	1,983,449
		3,201,905

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund (Continued)
October 31, 2012

Portfolio Composition * - Unaudited
Regional Malls		13.63%	Storage		10.41%
Diversified		13.43%	Hotels		5.48%
Mortgage		13.38%	Shopping Centers		4.86%
Health Care		12.10%	Warehouse/Industrial		1.89%
Office Property		11.68%	Single Tenant		0.82%
Apartments		11.58%	Short-Term Investment		0.74%
			Total		100.00%
* Based on total value of investments as of October 31, 2012.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund

Message from the Sub-Adviser (Denver Investment Advisors LLC)

Small capitalization value stocks, as measured by the Russell 2000 Value Index, increased by 14.5 percent in the 12-month period ending October 31, 2012.  The consumer cyclical and healthcare sectors were large contributors to the Fund’s performance relative to the benchmark.  Individual security selection within those sectors was the main driver of performance, according to the Sub-Adviser.

The consumer cyclicals sector was one of the top performers relative to the benchmark in the 12-month period ending October 31, 2012.  A slight underweight to the benchmark detracted slightly as this was the best performing sector in the index.  Superior individual security selection made for the shortfall, however, and then some.  One of the top ten holdings, Stage Stores, Inc. (SSI), a clothing retailer held by the Fund, increased by more than 60 percent during the fiscal year.

Stocks in the energy sector impacted positively on the Fund.  Again, security selection was the main driver of the outperformance as the Sub-Adviser maintained a relative equal weight to the index.  Berry Petroleum Company (BRY), an independent oil and gas firm, gained approximately 13 percent in the fiscal year while energy stocks contained in the index lost about 6 percent.

Exposure to the financial sector detracted from the performance of the Fund, as selections in the sector underperformed financial stocks within the benchmark index.  A more than 1 percent underweight to the sector was a relative positive for the portfolio, however.  Cash America International, Inc. (CSH), a specialty financial services company, was down more than 28 percent in the 12-month period ending October 31, 2012.  The Sub-Adviser attributed the sharp fall to investor concerns about the possibility of government imposed restrictions on interest rates for payday loans.  The firm deals mainly in pawn lending, consumer loans and check cashing, though there is also an E-Commerce segment which involves online gold buying and other ancillary services.  The Fund will continue to monitor the stock but believes the fears of rate restrictions are mostly unfounded.

The healthcare sector had a positive effect on the Fund due to both an overweight to the sector and individual security selection.  The Sub-Adviser overweighted healthcare stocks by more than 4 percent and had a 17.8 percent return while healthcare stocks within the index achieved a 14.4 percent increase.  West Pharmaceutical Services, Inc. (WST), a manufacturer of medical instruments and supplies, was one of the best performing stocks held by the Fund during the fiscal year with more than a 40 percent return.

Holdings in the REITs sector detracted somewhat from performance as the Fund underweighted the sector and underperformed it as well.  Still, one REIT holding that has a significant weighting managed to outperform the overall index as well as REITs within the index.  Brandywine Realty Trust (BDN), a developer of office and industrial properties, rose 34 percent in the 12-month period ending October 31, 2012.

 The Sub-Adviser continues to expect volatility in the market as several major domestic and global storylines play out, namely the lingering effects of the U.S. election, high unemployment rate, impending “Fiscal Cliff”, upcoming vote to raise the debt ceiling, debt crisis in Europe and resistance to Draconian austerity programs, along with unrest in the Middle East (Syria, Lebanon, Iran). The Sub-Adviser remains concerned but feels that these political and economic events should not significantly impact its stock research. The Fund is committed to maintaining a high-quality portfolio with liquid stocks that are able to withstand this volatility.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2012

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	7.38%	12.62%	(0.67)%	2.30%
Class C Class A with load of 5.75% Class A without load	6.33% 1.18% 7.31%	11.49% 10.20% 12.38%	(1.64)% (2.04)% (0.87)%	1.31% (0.98)%* 0.02%*
Morningstar Small Cap Value Category	11.83%	13.51%	1.51%	4.43%
Russell 2000 Value Index	14.47%	13.83%	0.87%	4.04%

* Class A commenced operations on January 3, 2007.

The Morningstar Small Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

The Russell 2000 Value Index measures the performance of the 2000 smallest companies with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.11% for Class N, 3.11% for Class C and 2.36% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2012

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 94.7%
AEROSPACE/DEFENSE - 2.3%			INSURANCE (Continued) - 11.4%
Cubic Corp.	5,768	$ 281,478	Protective Life Corp.	9,530	$ 260,169
Curtiss-Wright Corp.	4,860	150,028	StanCorp Financial Group, Inc.	6,990	240,106
		431,506			2,103,955
APPAREL - 1.7%			MINING - 3.3%
Jones Group, Inc.	27,030	319,224	Compass Minerals International, Inc.	5,208	410,651
			Hecla Mining Co.	29,200	192,136
BANKS - 9.7%					602,787
Bank of the Ozarks, Inc.	7,320	239,657	MISCELLANEOUS MANUFACTURING - 1.0%
Community Bank System, Inc.	8,440	232,860	Actuant Corp.	6,520	184,125
Fulton Financial Corp.	34,160	332,035
Trustmark Corp.	10,000	234,700	OIL & GAS - 1.7%
Webster Financial Corp.	10,190	224,180	Berry Petroleum, Co. Cl A	8,370	322,329
Westamerica Bancorporation	7,795	343,915
Wintrust Financial Corp.	5,023	185,600	PHARMACEUTICALS - 2.8%
		1,792,947	Medicis Pharmaceutical Corp. Cl A	11,980	520,052
CHEMICALS - 3.7%
Cabot Corp.	4,550	162,708	REITS - 6.5%
Innophos Holdings, Inc.	4,010	191,077	CubeSmart	23,830	312,650
Sensient Technologies Corp.	8,940	325,237	DuPont Fabros Technology, Inc.	9,300	199,578
		679,022	Government Properties Income Trust	8,980	199,266
COMMERCIAL SERVICES - 4.6%			Hatteras Financial Corp.	8,170	222,795
Brink's Co.	15,380	404,648	LTC Properties, Inc.	7,840	258,798
MAXIMUS, Inc.	7,980	440,336			1,193,087
		844,984	REITS - OFFICE PROPERTY - 1.6%
DISTRIBUTION/WHOLESALE - 1.4%			Brandywine Realty Trust	24,870	288,492
Owens & Minor, Inc.	8,903	253,468
			RETAIL - 1.5%
ELECTRIC - 5.4%			CEC Entertainment, Inc.	8,640	267,840
El Paso Electric Co.	8,850	300,812
Portland General Electric, Co.	14,810	405,794	RETAIL - APPAREL - 4.3%
UNS Energy Corp.	6,800	289,952	Finish Line, Inc. Cl A	16,200	337,041
		996,558	Regis Corp.	14,650	244,069
ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%			Stage Stores, Inc.	8,552	209,524
Belden, Inc.	6,750	241,650			790,634
			RETAIL - CONVENIENCE STORE - 1.7%
ELECTRONICS - 1.2%			Casey's General Stores, Inc.	6,000	309,300
CTS Corp.	15,990	132,397
Park Electrochemical Corp.	3,458	85,828	RETAIL - RESTAURANTS - 1.9%
		218,225	Bob Evans Farms, Inc.	9,121	347,236
FOREST PRODUCTS & PAPER - 4.5%
Buckeye Technologies, Inc.	12,745	333,919	RETAIL - SPECIALTY - 1.9%
Schweitzer-Mauduit International, Inc.	14,160	496,025	Cash America International, Inc.	8,810	344,383
		829,944
HAND/MACHINE TOOLS - 1.0%			SAVINGS & LOANS - 1.0%
Franklin Electric Co., Inc.	3,160	183,090	Washington Federal, Inc.	11,400	191,292

HEALTHCARE-PRODUCTS - 5.0%			SEMICONDUCTORS - 1.9%
Meridian Bioscience, Inc.	15,150	299,213	Cypress Semiconfuctor Corp.	13,816	136,917
West Pharmaceutical Services, Inc.	11,450	616,812	Intersil Corp. - Cl. A	31,611	222,858
		916,025			359,775
HOUSEHOLD PRODUCTS - 1.3%			SOFTWARE - 2.2%
Toro Co.	5,710	241,076	Blackbaud, Inc.	9,770	232,233
			Ebix, Inc.	8,250	179,767
INSURANCE - 11.4%					412,000
Alterra Capital Holdings, Ltd.	20,020	489,088	TELECOMMUNICATIONS - 2.7%
American Equity Investment Life Holding Co.	28,140	323,891	Plantronics, Inc.	15,205	493,250
Aspen Insurance Holdings, Ltd.	10,190	329,647
Endurance Specialty Holdings, Ltd.	11,370	461,054

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2012

Security	Shares	Value	Security	Shares	Value
TRANSPORTATION - 4.2%			SHORT-TERM INVESTMENT - 5.4%
Bristow Group, Inc.	6,950	$ 346,944	MONEY MARKET FUND - 5.4%
Tidewater, Inc.	8,878	421,794	Fidelity Institutional Money Market Fund -
		768,738	Government Portfolio - 0.01% +	995,802	$ 995,802
			TOTAL SHORT-TERM INVESTMENT (Cost - $995,802)
TOTAL COMMON STOCK (Cost - $15,047,493)		17,446,994
			TOTAL INVESTMENTS - 100.1% (Cost - $16,043,295)		$ 18,442,796
			LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1) %		(12,750)
			NET ASSETS - 100.0%		$ 18,430,046

			+ Variable rate security, Interest rates as of October 31, 2012.
			REIT - Real Estate Investment Trust

Portfolio Composition * - Unaudited
Financial	31.93%		Utilities		5.71%
Consumer, Cyclical	16.47%		Technology		4.42%
Consumer, Non-Cyclical	13.07%		Communications		2.83%
Basic Materials	12.10%		Energy		1.85%
Industrial	11.62%		Total		100.00%

* Based on total value of investments as of October 31, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

Small capitalization growth equities, as measured by the Russell 2000 Growth Index, finished the fiscal year ending October 31, 2012 up 9.7 percent. Growth stocks in the small cap space lagged their larger cap peers, as measured by the Russell 1000 Growth Index, by 3.3 percentage points for the fiscal year. The relative underperformance occurred in the second fiscal quarter, especially April, as small cap growth equities, which are historically more volatile than large cap growth equities, experienced a stronger selloff than the broader market.  The month of July also saw small caps lagging behind the large caps, with the Russell 2000 Growth Index falling 1.7 percent while the Russell 1000 Growth Index rose 1.3 percent.

The Sub-Adviser ended the first fiscal quarter with an overweight allocation to the industrials sector. The sector had been particularly sold off at the end of the prior fiscal year, as industrial firms often operate with a high amount of leverage and intensive capital requirements that can see margins rapidly shift depending on the economic cycle. The Sub-Adviser had avoided names in the sector that were particularly depressed in price, even though some had rallied strongly at times during the fiscal year, as it requires a fundamental firm catalyst rather than simply a “cheap” valuation to invest. The Sub-Adviser’s overall investment approach continues to target firms with secular market catalysts and novel product creation that can initially drive top-line sales, as well as eventually expanding bottom-line margins and revenue.

By the close of the second fiscal quarter, the Fund had an approximate 5 percent overweight allocation to the industrials sector, an increased overweighting from the end of January and the modest underweight to begin the fiscal year. The Sub-Adviser monitored recessionary developments in Europe, since the widespread deflation there has the potential to impact manufacturing orders from U.S. firms, as well as the potential for a sharp slowdown in Chinese export growth. While the Sub-Adviser did notice a moderation in factory orders during the year and continues to carefully observe the situation, it does feel that the domestic manufacturing resurgence may still continue and has found attractive growth prospects in the sector. In the industrials space, top performers held during the fiscal year included names such as jet cabin designer BE Aerospace, Inc. (BEAV), which rose 19.5 percent, and less-than-truckload motor carrier Old Dominion Freight Line, Inc. (ODFL), which added 37.8 percent.

The information technology sector was the largest absolute weighting in the Fund across most of the fiscal year, rising from a 21.5 percent allocation in early November to approximately 35 percent by April’s close. The Sub-Adviser especially increased the overweighting to this sector over the second fiscal quarter. OSI Systems, Inc. (OSIS) was a strong performer with a 34.3 percent gain since initial purchase in late February. OSI Systems manufactures electronic components for various industries including healthcare and defense, and rose after its Q3 profits increased 43 percent. The Fund exited, in several sales mid-March through mid-April, its position in Stratasys Inc. (SSYS) a developer of 3D printers for direct digital manufacturing. The final position closure in April came after the stock rallied on news of a merger with Israel’s Object Ltd., another 3D printer manufacturer, in a deal that valued both firms at $1.4 billion.

In contrast, the Sub-Adviser largely trimmed back its overweight allocation to consumer discretionary firms. While the Fund began the year significantly overweight the sector at 26.7 percent of holdings, by the end of April consumer discretionary stocks were a modest underweight, at approximately 14.9 percent of the Fund. Body Central Corp. (BODY), a retailer of inexpensive apparel for women, so-called “fast fashion,” was a top performer in the sector after rising 44.6 percent over the first two fiscal quarters but then saw its value plummet 67.1 percent after the month of April to close the fiscal year off 52.4 percent. Select Comfort Corp. (SCSS), a mattress retailer, was another strong consumer discretionary holdings, gaining 34.0 percent for the fiscal year.  Looking forward the fund will continue to seek the growth opportunities in the small cap space.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2012

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	6.37%	12.50%	0.90%	5.20%
Class C Class A with load of 5.75% Class A without load	5.41% 0.06% 6.17%	11.39% 10.02% 12.22%	(0.10)% (0.53)% 0.66%	4.18% 2.76%* 3.82%*
Morningstar Small Cap Growth Category	9.04%	14.54%	(0.32)%	4.28%
Russell 2000 Growth Index	9.70%	15.74%	1.41%	5.25%

*Class A commenced operations on January 3, 2007.

The Morningstar Small Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.46% for Class N, 2.46% for Class C and 1.71% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2012

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.4%
AEROSPACE/DEFENSE - 0.6%			ELECTRONICS - 3.8%
Spirit Aerosystems Holdings, Inc. *	7,012	$ 109,598	Analogic Corp.	2,316	$ 170,596
			Imax Corp. *	8,573	193,664
AIRLINES - 2.6%			OSI Systems, Inc. *	4,951	392,367
Allegiant Travel Co. *	3,149	229,058			756,627
Spirit Airlines, Inc. *	16,712	293,296	FOOD - 1.9%
		522,354	The Fresh Market, Inc. *	3,345	189,695
APPAREL - 4.1%			United Natural Foods, Inc. *	3,683	196,083
Maidenform Brands, Inc. *	8,361	156,434			385,778
Michael Kors Holdings Ltd. *	4,592	251,136	HEALTHCARE-PRODUCTS - 3.8%
Oxford Industries, Inc.	4,042	224,250	Cepheid, Inc. *	4,676	141,729
Steven Madden Ltd. *	4,305	184,771	Cyberonics, Inc. *	4,844	224,035
		816,591	DexCom, Inc. *	14,038	183,898
AUTO MANUFACTURERS - 0.6%			Sirona Dental Systems, Inc. *	3,373	193,138
Wabash National Corp. *	17,252	108,860			742,800
			HEALTHCARE-SERVICES - 2.5%
BANKS - 2.5%			Brookdale Senior Living, Inc. *	7,275	170,671
Signature Bank *	4,348	309,752	ICON PLC - ADR *	8,390	197,501
Taylor Capital Group, Inc. *	9,546	178,319	Molina Healthcare, Inc. *	4,944	123,946
		488,071			492,118
BIOTECHNOLOGY - 2.7%			HOME BUILDERS -2.1%
Alexion Pharmaceuticals, Inc. *	1,912	172,807	Ryland Group, Inc.	6,747	228,521
Cubist Pharmaceuticals, Inc. *	4,355	186,830	Toll Brothers, Inc.	5,828	192,382
Exact Sciences Corp. *	17,890	169,239			420,903
		528,876	HOME FURNISHINGS - 2.4%
BUILDING MATERIALS - 1.0%			American Woodmark Corp. *	3,935	90,505
Fortune Brands Home & Security *	6,595	187,562	La-Z-Boy, Inc. *	12,424	201,517
			Select Comfort Corp. *	6,384	177,667
COMMERCIAL SERVICES - 9.7%					469,689
Cardtronics, Inc. *	6,316	179,437	HOUSEHOLD PRODUCTS/WARES - 1.0%
ExamWorks Group, Inc. *	15,135	212,193	SodaStream International Ltd. *	5,786	206,850
ExlService Holdings, Inc. *	6,610	195,920
Grand Canyon Education, Inc. *	8,526	185,526	INTERNET - 4.8%
MAXIMUS, Inc.	6,443	355,525	Bazaarvoice, Inc. *	11,754	149,981
On Assignment, Inc. *	13,010	248,361	DealterTrack Holdings, Inc. *	6,504	177,754
PAREXEL International Corp. *	6,844	210,042	Liquidity Services, Inc. *	4,405	181,618
TrueBlue, Inc. *	10,857	141,684	SPS Commerce, Inc. *	3,312	120,060
United Rentals, Inc. *	4,458	181,262	Splunk, Inc. *	5,772	161,905
		1,909,950	Zillow, Inc. - Cl. A *	3,990	149,066
COMPUTERS - 2.9%					940,384
Cadence Design Systems, Inc. *	16,275	206,042	LEISURE TIME - 2.3%
FleetMatics Group PLC *	8,681	188,291	Arctic Cat, Inc. *	7,091	257,191
Stratsys, Inc. *	2,702	180,142	Polaris Industries, Inc.	2,406	203,307
		574,475			460,498
DIVERSIFIED FINANCIAL SERVICES - 4.5%			MISCELLANEOUS MANUFACTURING- 0.9%
Ellie Mae, Inc. *	6,693	167,325	Hexcel Corp. *	7,141	182,524
Financial Engines, Inc. *	3,790	90,998
Nationstar Mortgage Holdings, Inc. *	5,120	184,985
Portfolio Recovery Associates, Inc. *	2,186	228,765
Walter Investment Management Corp.	4,481	216,567
		888,640

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2012

Security	Shares	Value	Security	Shares	Value
OIL & GAS - 3.3%
Atwood Oceanics, Inc. *	5,768	$ 275,710	SOFTWARE - 7.6%
Bonanza Creek Energy, Inc. *	8,243	204,179	Cornerstone OnDemand, Inc. *	2,729	$ 76,385
Oasis Petroleum, Inc. *	5,910	173,577	Demandware, Inc. *	5,750	170,717
		653,466	E2open, Inc. *	10,895	190,662
PHARMACEUTICALS - 4.6%			Eloqua, Inc. *	8,897	207,567
Herbalife Ltd.	3,865	198,468	Jive Software, Inc. *	9,911	111,003
Jazz Pharmaceuticals PLC *	3,223	173,172	Medidata Solutions, Inc. *	6,550	275,231
Natural Grocers by Vitamin Cottage, Inc. *	8,123	164,734	RealPage, Inc. *	7,731	168,768
Onyx Pharmaceuticals, Inc. *	2,543	199,269	Velti PLC *	19,045	139,029
ViroPharma, Inc. *	6,499	164,100	VeriFone Systems, Inc. *	5,520	163,613
		899,743			1,502,975
RETAIL - 17.8%			TELECOMMUNICATIONS - 1.7%
BJ's Restaurants, Inc. *	5,298	175,099	IPG Photonics Corp. *	3,018	160,195
Buffalo Wild Wings, Inc. *	2,407	182,812	Palo Alto Networks, Inc. *	3,257	179,070
Cabela's, Inc. *	3,599	161,271			339,265
Chico's FAS, Inc.	18,360	341,496	TRANSPORTATION - 3.4%
Chipotle Mexican Grill, Inc. *	825	209,987	Echo Global Logistics, Inc. *	7,411	124,579
Conn's, Inc. *	7,580	192,002	Hub Group, Inc. *	5,109	158,430
DSW, Inc. - Cl. A	3,246	203,167	Old Dominion Freight Line, Inc. *	6,350	212,979
Del Frisco's Restaurant Group, Inc. *	12,543	185,636	Roadrunner Transportation Systems, Inc. *	10,353	180,453
Dollar General Corp. *	3,865	187,916			676,441
GNC Holdings, Inc. - Cl. A	4,644	179,584	TOTAL COMMON STOCK
Genesco, Inc. *	2,925	167,603	(Cost - $18,110,459)		19,227,763
Group1 Automotive, Inc.	2,887	179,023
Ignite Restaurant Group, Inc. *	9,924	113,729	SHORT-TERM INVESTMENT - 2.9%
Lithia Motors, Inc. - Cl. A	5,055	172,881	MONEY MARKET FUND - 2.9%
Men's Wearhouse, Inc.	4,141	135,783	Fidelity Government Portfolio, 0.01% +	567,047	567,047
Nu Skin Enterprises, Inc. - Cl. A	3,739	176,967	TOTAL SHORT-TERM INVESTMENT
Tilly's, Inc. - Cl. A *	9,996	161,335	(Cost - $567,047)
Vitamin Shoppe, Inc. *	4,138	236,859
Zumies, Inc. *	5,900	149,329	TOTAL INVESTMENTS - 100.3%
		3,512,479	(Cost - $18,677,506)		$ 19,794,810
SEMICONDUCTORS - 2.3%			LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3) %		(56,506)
Cavium, Inc. *	2,756	91,444	NET ASSETS - 100.0%		$ 19,738,304
Mellanox Technologies Ltd. *	2,503	192,656
Monolithic Power Systems, Inc. *	8,551	166,146
		450,246

* Non-Income producing security.
+ Variable rate security. Interest rate is as of October 31, 2012.
ADR - American Depositary Receipt.

Portfolio Composition * Unaudited
Consumer, Cyclical		31.89%	Communications		6.46%
Consumer, Non-Cyclical		26.11%	Energy		3.30%
Technology		12.77%	Short-Term Investment		2.86%
Industrial		9.66%	Total		100.00%
Financial		6.95%

* Based on total value of investments as of October 31, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser (Marvin & Palmer Associates, Inc.)

The MSCI Emerging Markets Index rose 2.6 percent in the 12-month period ending October 31, 2012 in a fiscal year that was extremely volatile.  Performance was especially positive in the months of December and January, following a weak early first fiscal quarter.  That performance carried over into early February, though emerging markets stocks did appear to peak in mid-February, subsequently retreating into late April. Emerging markets equities continued to drop in the third fiscal quarter with the month of May showing the worst of the declines as investors flocked to less volatile investment vehicles.  The fourth fiscal quarter was decidedly positive after a July and early August slowdown led to significant gains in the final half of the period as investors became more confident and monetary easing in developed countries seemed allay fears of a worldwide recession.

Exposure to China had a mainly positive effect on the Fund.  The Sub-Adviser started the fiscal year with a moderate overweight to the country then trimmed exposure in the second half due to a slowing in the Chinese economy.  Currently, the Fund is maintaining a fairly severe underweight, which has detracted slightly, though individual security selection had a distinctly positive impact.  Still, the Sub-Adviser anticipates any slowdown in Chinese growth can to a large extent be managed by monetary authorities there.  Within China, the Fund has maintained a strong overweight to the consumer discretionary sector as a part of its thematic play on the emerging affluence of middle class consumers.   Brilliance China Automotive Holdings, Ltd. (1114 HK), which engages in the manufacture and sale of minibuses and automotive components, gained more than 13 percent during the fiscal year.

The Fund continued to overweight the Philippines, which was a large contributor to performance, due to a large overweight and security selection.  The Sub-Adviser started the fiscal year with a moderate overweight to this country, which only comprises 0.9 percent of the index.  By the fourth fiscal quarter, however, the Fund was overweighting the country by 7.5 percent.  The Philippines is seen as a structural growth story that has a strong fiscal position and is in the middle of a credit expansion cycle that should lead to more domestic consumption.  Bloomberry Resorts Corporation (BLOOM PM), a company that develops tourist facilities, casino entertainment, hotel, and amusement themed projects, gained more than 150 percent in the 12-month period ending October 31, 2012.

In light of the more positive macro environment in the latter part of the first fiscal quarter, the Sub-Adviser initially began adding to higher-beta, cyclically-sensitive sectors like materials and energy, though the Fund still underweighted both sectors for the length of the fiscal year.  The Sub-Adviser maintained an overweight to the consumer discretionary, consumer staples and technology sectors.  Positions in the technology sector added value during most of the fiscal year before falling off markedly in the fourth fiscal quarter.  A large stake in Baidu, Inc. (BIDU), a Chinese search engine, detracted from relative performance, losing more than 30 percent in the 12-month period ending October 31, 2012.   The consumer discretionary sector was more stable, outperforming in the first fiscal quarter, outperforming in the first and second fiscal quarters, underperforming slightly in the third before rebounding in the last fiscal quarter.  Sands China Ltd. (1928.HK), a developer and operator of resorts and casinos, gained more than 27 percent over the fiscal year.

Going forward, the Fund is optimistic about the prospects for many emerging markets nations.  Currently, emerging markets stocks are trading at a discount to that of developed countries, which the Sub-Adviser feels is undeserved due to their growth characteristics and the fact that most developed nations are experiencing sluggish growth if not flat out recession.  No material changes are planned for the Fund.  The focus will continue to be on emerging markets countries with favorable monetary policy, political reforms that promote domestic consumption and demographics that can support such consumption.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2012

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	2.90%	1.69%	(6.17)%	8.16%
Class C Class A with load of 5.75% Class A without load	2.02% (3.21)% 2.72%	0.66% (0.56)% 1.42%	(7.11)% (7.53)% (6.43)%	7.11% (1.19)%* (0.18)%*
Morningstar Diversified Emerging Markets Category	3.90%	4.96%	(4.94)%	10.01%
MSCI Emerging Markets Index	2.63%	5.38%	(3.47)%	11.67%

*Class A commenced operations on January 3, 2007.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.24% for Class N, 3.24% for Class C and 2.49% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2012

Security	Shares	Value	Security			Shares	Value
COMMON STOCK - 89.7%
AGRICULTURE - 1.9%			DIVERSIFIED FINANCIAL SERVICES - 1.1%
KT&G Corp.	5,790	$ 440,555	Chinatrust Financial Holding Co. Ltd.			593,276	$ 326,560
Souza Cruz SA	8,600	112,211
		552,766	ELECTRIC - 0.6%
AUTO MANUFACTURERS - 2.1%			CEZ AS			5,000	184,950
Brilliance China Automotive Holdings Ltd. *	433,200	535,267
Hyundai Motor Co.	376	77,268	ELECTRICAL COMPONENTS & EQUIPMENT - 2.5%
		612,535	Delta Electronics, Inc.			89,000	303,581
AUTO PARTS & EQUIPMENT - 0.6%			Bloomberry Resorts Corp. *			1,270,000	434,887
Hyundai Mobis	728	185,001					738,468
			ELECTRONICS - 3.0%
BANKS - 11.6%			AAC Technologies Holdings, Inc.			53,500	190,485
Banco Bradesco SA - ADR	11,200	175,392	Hon Hai Precision Industry Co. Ltd.			119,200	361,413
Bangkok Bank PCL ADR	29,000	166,476	LG Display Co Ltd. *			9,380	278,349
BDO Unibank, Inc. *	116,046	180,196	TPK Holding Co. Ltd.			6,000	75,255
FirstRand Ltd.	75,900	251,379					905,502
Grupo Financiero Banorte SAB de CV	55,000	306,140	ENGINEERING & CONSTRUCTION - 2.1%
ICICI Bank Ltd. - ADR	6,000	235,500	China State Construction International Holdings Ltd.			290,000	345,376
Industrial & Commercial Bank of China	311,000	204,792	DMCI Holdings, Inc.			62,600	82,037
Itau Unibanco Holding SA	12,000	175,480	Samsung Engineering Co. Ltd.			1,600	208,834
Kasikornbank PCL - NVDR	33,500	194,480					636,247
Metropolitan Bank & Trust	195,469	451,050	FOOD - 1.9%
Sberbank of Russia - ADR	8,400	97,860	Cosan SA Industria e Comercio			10,000	191,777
Sberbank of Russia - ADR	12,100	142,296	Grupo Bimbo SAB de CV			52,600	122,542
Security Bank Corp.	79,000	310,393	Indofood Sukses Makmur Tbk PT			441,500	260,715
Siam Commercial Bank PCL - ADR	83,000	433,200					575,034
Turkiye Garanti Bankasi AS	17,900	157,729	HEALTHCARE-PRODUCTS - 1.3%
		3,482,363	Aspen Pharmacare Holdings Ltd.			20,500	372,810
BEVERAGES - 4.2%
Arca Continental SAB de CV	27,500	199,748	HOLDING COMPANIES-DIVERSIFIED - 3.3%
Cia de Bebidas das Americas - ADR	15,000	611,850	Alfa SAB de CV			210,000	386,314
Fomento Economico Mexicano SAB de CV - ADR	5,000	453,050	Alliance Global Group, Inc.			21,168	227,394
		1,264,648	Imperial Holdings Ltd.			10,600	240,083
BUILDING MATERIALS - 1.5%			Siam Cement PCL- ADR			11,100	134,774
Indocement Tunggal Prakarsa Tbk PT	113,500	251,429					988,565
Semen Gresik Persero Tbk PT	138,000	212,930	HOME BUILDERS - 0.6%
		464,359	Land and Houses PCL -ADR			600,000	167,433
CHEMICALS - 1.3%
LG Chem Ltd.	692	194,102	INTERNET - 2.3%
Mexichem SAB de CV	41,126	204,073	Baidu, Inc. - ADR *			1,700	181,441
		398,175	Tencent Holdings Ltd.			14,000	492,439
COAL - 0.5%							673,880
Exxaro Resources Ltd.	7,700	153,433	IRON / STEEL - 0.7%
			Vale SA			11,600	207,612
COMMERCIAL SERVICES - 0.4%
Multiplus SA	4,500	104,557	LODGING - 1.8%
			Sands China Ltd.			146,800	548,751
COMPUTER - 0.5%
Sonda SA	50,000	153,092	MEDIA - 2.2%
			Media Nusantara Citra Tbk PT			500,000	146,342
COSMETICS / PERSONAL CARE - 0.6%			Naspers Ltd.			8,000	517,667
LG Household & Health Care Ltd.	280	164,427					664,009

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2012

Security	Shares	Value	Security			Shares	Value
MINING - 2.5%			SEMICONDUCTORS - 7.6%
Grupo Mexico SAB de CV	159,521	$ 512,263	Novatek Microelectronics Corp.			39,000	$ 146,674
Korea Zinc Co. Ltd.	541	221,597	Samsung Electronics Co Ltd.			1,019	1,222,726
		733,860	Taiwan Semiconductor Manufacturing Co Ltd.			298,000	908,008
MISCELLANEOUS - 0.7%							2,277,408
Top Glove Corp.	114,000	199,835	SHIPBUILDING - 1.6%
			Samsung Heavy Industries Co. Ltd.			15,840	483,370
OIL & GAS - 5.7%
China Petroleum & Chemical Corp.	210,000	221,313	TELECOMMUNICATIONS - 6.1%
CNOOC Ltd.	266,000	547,418	Advanced Info Service PCL			93,500	599,700
Ecopetrol SA - ADR	2,000	118,420	America Movil SAB de CV			8,700	220,023
Gazprom OAO - ADR	18,100	165,344	Axiata Group Bhd			183,400	392,325
Kunlun Energy Co. Ltd.	110,000	203,618	China Mobile Ltd.			22,000	244,017
NovaTek OAO - GDR	2,000	228,000	Taiwan Mobile Co Ltd.			66,000	230,244
Petroleo Brasileiro SA - ADR	10,500	222,705	Telekom Malaysia Bhd			73,900	144,807
		1,706,818					1,831,116
OIL & GAS SERVICES - 2.0%
Eurasia Drilling Co. Ltd. - GDR	10,600	366,760	TOTAL COMMON STOCK (Cost - $22,448,541)				26,799,266
Petrofac Ltd. - ADR	9,300	240,751
		607,511	WARRANTS - 6.4%	Issued By	Maturity
REAL ESTATE - 4.5%			Asian Paints Ltd.	UBS, AG	6/7/2013	2,367	170,275
Ayala Land, Inc.	315,200	180,289	DIVI LABS Ltd.	UBS, AG	10/15/2013	4,100	91,362
BR Malls Participacoes SA	21,300	280,015	HDFC Bank Ltd.	UBS, AG	12/16/2014	24,500	288,734
China Overseas Land & Investment Ltd.	340,000	885,303	ITC Ltd.	UBS, AG	11/17/2014	97,300	510,875
		1,345,607	REC Ltd.	UBS, AG	10/15/2013	20,200	80,836
REITS - 0.7%			Sberbank of Russia	UBS, AG	12/12/2013	80,000	233,000
Fibra Uno Administration SA de CV	76,500	201,793	Tata Motors ltd.	UBS, AG	3/12/2013	25,300	119,768
			Yes Bank Ltd.	UBS, AG	3/12/2013	53,200	406,905
RETAIL - 9.7%			TOTAL WARRANTS ( Cost - $1,518,956)				1,901,755
Almacenes Exito SA	7,900	147,609
Astra International Tbk PT	227,000	189,106	SHORT-TERM INVESTMENT - 3.7%
El Puerto de Liverpool SAB de CV	23,700	212,918	MONEY MARKET FUND - 3.7%
Foschini Group Ltd/The	25,600	370,388	First American Government Obligations Fund - 0.00%+			1,112,382	$ 1,112,382
Lojas Americanas SA	16,800	140,620	TOTAL SHORT-TERM INVESTMENT (Cost - $1,112,382)
Lojas Renner SA	5,800	214,751
Mr Price Group Ltd	16,400	252,695	TOTAL INVESTMENTS - 99.8% (Cost - $25,079,879)				$ 29,813,403
Puregold Price Club Inc	140,000	101,715	ASSETS LESS OTHER LIABILITIES - 0.2%				65,518
Raia Drogasil SA	13,300	146,359	NET ASSETS - 100.0%				$ 29,878,921
SM Investments Corp	37,330	727,637
Wal-Mart de Mexico SAB de CV	130,000	382,973
		2,886,771
* Non-income producing security.
+ Variable rate security. Interest rate is as of October 31, 2012.
REIT - Real Estate Investment Trust.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
NVDR - Non Voting Depositary Receipt.
Portfolio Composition * - Unaudited
Other Countries	25.96%		Indonesia			6.67%
South Korea	13.18%		Taiwan			6.16%
Brazil	13.15%		Philippines			5.44%
China	10.93%		Britain			4.44%
Hong Kong	9.69%		Russia			4.38%
			Total			100.00%
* Based on total value of investments as of October 31, 2012.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2012

	Dunham	Dunham		Dunham
	Monthly	Corporate /	Dunham	Loss Averse	Dunham	Dunham	Dunham
	Distribution	Government	High-Yield	Equity Income	Appreciation &	Large Cap	Large Cap
	Fund	Bond Fund	Bond Fund	Fund	Income Fund	Value Fund	Growth Fund
Assets:
Investments in securities, at cost	$ 215,204,640	$ 117,796,137	$ 134,652,615	$ 11,907,446	$ 29,832,787	$ 34,575,902	$ 28,663,097
Investments in securities, at value	$ 217,686,426	$ 121,670,909	$ 140,511,138	$ 12,435,344	$ 31,960,844	$ 46,013,765	$ 34,960,988
Deposits with brokers	11,155,386	-	-	-	-	-	-
Cash	12,297,760	2,847	-	1,056,081	-	-	-
Foreign currency, at value (Cost $66,360)	65,202	-	-	-	-	-	-
Receivable for securities sold	1,632,297	481,286	-	3,250,609	116,327	-	-
Interest and dividends receivable	521,622	802,381	2,366,328	12,400	139,316	71,539	24,051
Receivable for fund shares sold	181,281	71,680	1,543,292	3,594	25,265	48,865	34,165
Receivable for open forward foreign currency contracts	287,364	-	-	-	-	-	-
Prepaid expenses and other assets	135,664	26,676	30,485	30,518	25,912	25,070	22,485
Total Assets	243,963,002	123,055,779	144,451,243	16,788,546	32,267,664	46,159,239	35,041,689

Liabilities:
Option contracts written (premiums received $9,599,256)	8,958,737	-	-	-	-	-	-
Securities sold short (proceeds $12,189,458)	13,184,059	-	-	-	-	-	-
Unrealized depreciation on swaps	835,708	-	-	-	-	-	-
Payable for securities purchased	10,822,126	6,043,094	717,369	3,622,900	-	-	317,694
Payable for fund shares redeemed	260,252	244,185	419,728	108,000	2,008	11,457	12,899
Payable for open forward foreign currency contracts	162,625	-	-	-	-	-	-
Distributions payable	47,858	909	72,083	-	-	-	-
Payable to adviser	206,431	96,533	135,155	14,090	35,400	52,613	38,960
Payable to sub-adviser	356,664	88,157	67,713	3,278	14,545	3,849	23,767
Payable for distribution fees	43,173	11,893	16,976	2,361	10,553	9,921	6,610
Payable for administration fees	10,129	18,663	10,206	1,802	3,500	5,787	2,002
Payable for fund accounting fees	9,273	8,373	5,277	1,006	2,250	3,531	2,491
Payable for transfer agent fees	3,542	3,061	1,959	2,423	2,250	2,432	-
Payable for custody fees	2,660	2,632	888	887	300	979	1,526
Accrued expenses and other liabilities	21,981	21,220	15,388	14,515	16,862	19,500	16,553
Total Liabilities	34,925,218	6,538,720	1,462,742	3,771,262	87,668	110,069	422,502

Net Assets	$ 209,037,784	$ 116,517,059	$ 142,988,501	$ 13,017,284	$ 32,179,996	$ 46,049,170	$ 34,619,187

Net Assets:
Paid in capital	$ 224,303,704	$ 110,482,558	$ 145,015,910	$ 12,997,958	$ 31,684,179	$ 42,173,756	$ 47,727,894
Undistributed net investment income	720,449	-	9,524	29,536	428,941	316,590	55,669
Accumulated net realized gain (loss) on
investments, options, securities sold short, swap
contracts, and foreign currency translations	(17,401,909)	2,159,729	(7,895,456)	(538,096)	(2,061,181)	(7,879,039)	(19,462,267)
Net unrealized appreciation on
investments, options, securities sold short, swap
contracts, and foreign currency translations	1,415,540	3,874,772	5,858,523	527,886	2,128,057	11,437,863	6,297,891

Net Assets	$ 209,037,784	$ 116,517,059	$ 142,988,501	$ 13,017,284	$ 32,179,996	$ 46,049,170	$ 34,619,187

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 127,346,210	$ 103,911,971	$ 114,809,713	$ 9,001,542	$ 23,842,615	$ 37,649,593	$ 29,678,012
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	3,421,551	7,048,706	12,054,205	904,575	2,678,211	3,205,922	7,144,248
Net asset value, offering and
redemption price per share	$ 37.22	$ 14.74	$ 9.52	$ 9.95	$ 8.90	$ 11.74	$ 4.15
				-		-
Class A Shares:
Net Assets	$ 51,485,214	$ 3,598,246	$ 13,721,507	$ 2,229,849	$ 4,470,229	$ 2,968,689	$ 1,243,951
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	1,398,209	244,280	1,430,806	223,417	503,539	253,291	302,976
Net asset value and
redemption price per share	$ 36.82	$ 14.73	$ 9.59	$ 9.98	$ 8.88	$ 11.72	$ 4.11
Front-end sales charge factor	0.9425	0.9550	0.9550	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 39.07	$ 15.42	$ 10.04	$ 10.59	$ 9.42	$ 12.44	$ 4.36

Class C Shares:
Net Assets	$ 30,206,360	$ 9,006,842	$ 14,457,281	$ 1,785,893	$ 3,867,152	$ 5,430,888	$ 3,697,224
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	935,500	615,068	1,526,392	181,184	442,594	478,047	960,465
Net asset value, offering and
redemption price per share	$ 32.29	$ 14.64	$ 9.47	$ 9.86	$ 8.74	$ 11.36	$ 3.85

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2012

	Dunham						Dunham
	Focused	Dunham	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Alternative	International	Real Estate	Small Cap	Small Cap	Markets
	Growth Fund (1)	Income Fund (2)	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 10,773,028	$ 1,994,471	$ 48,669,157	$ 20,519,020	$ 16,043,295	$ 18,677,506	$ 25,079,879
Investments in securities, at value	$ 10,930,338	$ 1,961,967	$ 52,268,024	$ 23,498,258	$ 18,442,796	$ 19,794,810	$ 29,813,403
Foreign currency, at value (Cost $404,823)	-	-	404,192	-	-	-	-
Cash	-	299	3	-	-	-	124,469
Receivable for securities sold	-	8,930	1,140,549	-	-	-	-
Interest and dividends receivable	23,936	4,137	221,453	2,415	9,422	6	19,570
Receivable for fund shares sold	5,472	10,400	48,353	23,582	16,523	14,904	22,919
Receivable for open forward foreign currency contracts	-	-	126,521	-	-	-	-
Prepaid expenses and other assets	20,785	2,847	24,618	36,586	24,807	23,332	22,180
Total Assets	10,980,531	1,988,580	54,233,713	23,560,841	18,493,548	19,833,052	30,002,541

Liabilities:
Payable for securities purchased	-	-	1,260,697	-	-	40,722	-
Payable for fund shares redeemed	8,401	-	72,142	3,423	4,396	2,993	18,554
Payable for open forward foreign currency contracts	-	-	329,624	-	-	-	-
Payable to adviser	9,903	1,142	56,954	24,109	26,043	21,758	32,535
Payable to sub-adviser	-	355	38,951	3,451	4,218	507	30,028
Payable for distribution fees	2,520	518	11,576	3,648	4,689	4,777	5,811
Payable for administration fees	1,225	320	10,297	838	2,787	2,300	4,871
Payable for fund accounting fees	750	70	4,115	1,063	1,673	1,500	2,116
Payable for transfer agent fees	2,400	1,869	2,398	726	2,418	2,500	2,412
Payable for custody fees	350	486	19,966	5,543	1,429	2,400	11,025
Accrued expenses and other liabilities	15,318	12,161	18,746	15,191	15,849	15,291	16,268
Total Liabilities	40,867	16,921	1,825,466	57,992	63,502	94,748	123,620

Net Assets	$ 10,939,664	$ 1,971,659	$ 52,408,247	$ 23,502,849	$ 18,430,046	$ 19,738,304	$ 29,878,921

Net Assets:
Paid in capital	$ 10,816,334	$ 2,019,430	$ 60,864,989	$ 19,717,039	$ 21,017,916	$ 17,635,538	$ 31,864,632
Undistributed net investment income (loss)	(30,148)	(11,883)	437,115	195,761	(16,067)	(212,059)	(32,236)
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(3,832)	(3,383)	(12,281,863)	610,811	(4,971,304)	1,197,521	(6,684,409)
Net unrealized appreciation (depreciation) on
investments and foreign currency translations	157,310	(32,505)	3,388,006	2,979,238	2,399,501	1,117,304	4,730,934

Net Assets	$ 10,939,664	$ 1,971,659	$ 52,408,247	$ 23,502,849	$ 18,430,046	$ 19,738,304	$ 29,878,921

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 449,575	$ 340,566	$ 44,947,172	$ 20,423,754	$ 15,763,810	$ 14,627,067	$ 16,017,045
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	43,161	35,001	3,731,376	1,293,589	1,405,796	931,966	1,158,590
Net asset value, offering and
redemption price per share	$ 10.42	$ 9.73	$ 12.05	$ 15.79	$ 11.21	$ 15.69	$ 13.82

Class A Shares:
Net Assets	$ 10,343,932	$ 1,106,136	$ 1,579,679	$ 708,999	$ 567,146	$ 2,417,518	$ 11,364,465
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	995,349	113,710	131,291	44,944	50,828	156,090	836,250
Net asset value and
redemption price per share	$ 10.39	$ 9.73	$ 12.03	$ 15.77	$ 11.16	$ 15.49	$ 13.59
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 11.02	$ 10.32	$ 12.76	$ 16.73	$ 11.84	$ 16.44	$ 14.42
Class C Shares:
Net Assets	$ 146,157	$ 524,957	$ 5,881,396	$ 2,370,096	$ 2,099,090	$ 2,693,719	$ 2,497,411
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	14,146	54,006	505,341	154,640	198,216	186,717	189,832
Net asset value, offering and
redemption price per share	$ 10.33	$ 9.72	$ 11.64	$ 15.33	$ 10.59	$ 14.43	$ 13.16

(1)	The Dunham Focused Large Cap Growth Fund commenced operations on December 8, 2011.
(2)	The Dunham Alternative Income Fund commenced operations on September 14, 2012.
See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2012

	Dunham	Dunham		Dunham
	Monthly	Corporate /	Dunham	Loss Averse	Dunham	Dunham	Dunham
	Distribution	Government	High-Yield	Equity Income	Appreciation &	Large Cap	Large Cap
	Fund	Bond Fund	Bond Fund	Fund	Income Fund	Value Fund	Growth Fund

Investment Income:
Interest income	$ 806,524	$ 3,021,851	$ 6,337,142	$ 1	$ 530,749	$ 1,112	$ 2,418
Dividend income	3,766,019	58,921	244,099	673,729	327,676	962,802	603,532
Less: Foreign withholding taxes	(26,113)	-	(292)	(5,566)	(4,136)	-	(439)
Total Investment Income	4,546,430	3,080,772	6,580,949	668,164	854,289	963,914	605,511

Operating Expenses:
Investment advisory fees	944,814	421,704	567,617	83,487	202,417	282,382	217,305
Sub-advisory fees	1,090,169	295,193	473,014	64,221	186,846	186,806	150,444
Sub-advisory performance fees	651,953	(43,202)	(146,939)	14,026	(42,905)	(136,269)	(15,619)
Fund accounting fees	72,248	43,110	44,497	6,723	14,693	22,981	17,527
Distribution fees- Class C Shares	288,012	71,522	95,576	14,374	40,080	58,680	42,192
Distribution fees- Class A Shares	86,219	4,136	25,075	5,121	11,025	6,529	1,245
Administration fees	101,403	93,896	81,840	11,119	24,081	33,759	25,890
Registration fees	57,378	52,127	44,615	52,624	43,074	47,111	43,328
Transfer agent fees	25,067	20,947	20,030	16,969	21,854	18,218	13,531
Custodian fees	90,008	15,039	11,042	7,068	8,773	7,228	9,309
Professional fees	27,120	20,622	7,723	17,526	16,883	17,533	13,538
Chief Compliance Officer fees	19,043	11,764	11,935	2,679	4,824	6,630	6,032
Printing and postage expense	61,206	10,820	16,524	6,993	7,572	8,871	9,301
Trustees' fees	13,508	7,980	7,045	1,213	3,000	4,095	3,184
Insurance expense	26,070	3,415	3,850	482	1,319	1,963	1,947
Non 12b-1 shareholder servicing fees	43,007	984	3,096	5,311	2,040	4,419	2,199
Dividend expenses on short sales	355,928	-	-	-	-	-	-
Security borrowing fees	394,824	-	-	-	-	-	-
Miscellaneous expenses	10,991	7,569	20,057	2,709	3,203	4,558	7,891
Total Operating Expenses	4,358,968	1,037,626	1,286,597	312,645	548,779	575,494	549,244

Net Investment Income	187,462	2,043,146	5,294,352	355,519	305,510	388,420	56,267

Realized and Unrealized
Gain (Loss) on Investments, Options Purchased,
Securities Sold Short, Written Options, Foreign
Currency Transactions and Swap Contracts:
Net realized gain (loss) from:
Investments	5,662,262	2,615,733	496,660	(237,753)	1,519,323	1,531,776	1,275,368
Options purchased	(3,080,116)	-	-	-	-	-	-
Securities sold short	(243,750)	-	-	-	-	-	-
Written options	(408,065)	-	-	-	-	-	-
Foreign currency transactions	454,617	-	-	(18)	-	-	-
Swap contracts	(56,506)	-	-	-	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	6,333,115	1,675,791	3,961,903	263,046	(1,304,524)	2,681,043	2,938,638
Options purchased	241,528	-	-	-	-	-	-
Securities sold short	(595,171)	-	-	-	-	-	-
Written options	998,762	-	-	-	-	-	-
Foreign currency translations	97,500	-	-	(12)	-	-	-
Swap contracts	(529,927)	-	-	-	-	-	-
Net Realized and Unrealized Gain	8,874,249	4,291,524	4,458,563	25,263	214,799	4,212,819	4,214,006

Net Increase in Net Assets
Resulting From Operations	$ 9,061,711	$ 6,334,670	$ 9,752,915	$ 380,782	$ 520,309	$ 4,601,239	$ 4,270,273

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year or Period Ended October 31, 2012

	Dunham						Dunham
	Focused	Dunham	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Alternative	International	Real Estate	Small Cap	Small Cap	Markets
	Growth Fund (1)	Income Fund (2)	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund

Investment Income:
Interest income	$ 129	$ 99	$ 924	$ 38	$ 101	$ 76	$ 110
Dividend income	45,493	5,325	1,598,225	573,939	407,718	42,818	605,619
Less: Foreign withholding taxes	(93)	(54)	(134,209)	-	-	-	(58,901)
Total Investment Income	45,529	5,370	1,464,940	573,977	407,819	42,894	546,828

Operating Expenses:
Investment advisory fees	28,373	1,269	296,685	129,081	129,402	125,236	165,813
Sub-advisory fees	14,842	575	296,685	79,435	109,494	96,336	153,059
Sub-advisory performance fees	(7,471)	(348)	(58,350)	(59,537)	22,912	(104,118)	(88,300)
Fund accounting fees	1,998	70	24,525	10,338	10,252	10,546	13,004
Distribution fees- Class C Shares	763	355	61,106	21,142	23,228	5,468	25,680
Distribution fees- Class A Shares	10,139	251	2,949	6,459	7,741	29,481	21,264
Administration fees	4,040	320	60,549	15,054	16,709	17,477	27,720
Registration fees	5,263	173	47,111	36,334	45,111	47,246	47,114
Transfer agent fees	14,795	1,927	19,199	16,016	17,067	17,445	17,422
Custodian fees	8,383	487	159,701	13,792	9,327	16,343	71,698
Professional fees	14,745	12,010	20,337	24,137	15,386	15,749	16,118
Chief Compliance Officer fees	1,306	4	6,884	3,032	3,532	2,975	3,678
Printing and postage expense	5,708	98	9,685	9,925	6,565	6,402	8,840
Trustees' fees	266	2	4,275	1,784	1,884	1,851	2,347
Insurance expense	10	1	2,075	480	882	1,047	933
Non 12b-1 shareholder servicing fees	744	-	1,993	291	1,238	1,260	825
Miscellaneous expenses	2,024	54	6,284	3,067	2,826	2,815	5,639
Total Operating Expenses	105,928	17,248	961,693	310,830	423,556	293,559	492,854
Less: Advisory/Sub-advisory fees waived	(13,395)	-	-	-	-	-	-
Net Operating Expenses	92,533	17,248	961,693	310,830	423,556	293,559	492,854

Net Investment Income (Loss)	(47,004)	(11,878)	503,247	263,147	(15,737)	(250,665)	53,974

Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency:
Net realized gain (loss) from:
Investments	13,024	(3,383)	(456,279)	3,338,749	1,155,577	1,760,427	(2,883,270)
Foreign currency transactions	-	(5)	(36,567)	-	-	-	33,145
Foreign currency exchange contracts	-	-	3,290	-	-	-	(148,252)
Net change in unrealized appreciation/(depreciation) on:
Investments	157,310	(32,504)	1,900,898	(755,779)	122,912	(128,775)	3,588,244
Foreign currency translations	-	-	(4,017)	-	-	-	(748)
Foreign currency exchange contracts	-	(1)	(240,176)	-	-	-	582
Net Realized and Unrealized Gain(Loss)	170,334	(35,893)	1,167,149	2,582,970	1,278,489	1,631,652	589,701

Net Increase(Decrease) in Net Assets
Resulting From Operations	$ 123,330	$ (47,771)	$ 1,670,396	$ 2,846,117	$ 1,262,752	$ 1,380,987	$ 643,675

(1)	The Dunham Focused Large Cap Growth Fund commenced operations on December 8, 2011.
(2)	The Dunham Alternative Income Fund commenced operations on September 14, 2012.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Monthly Distribution		Corporate/Government		High-Yield		Loss Averse		Appreciation &
	Fund		Bond Fund		Bond Fund		Equity Income Fund		Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2012	Oct. 31, 2011	Oct. 31, 2012	Oct. 31, 2011	Oct. 31, 2012	Oct. 31, 2011	Oct. 31, 2012	Oct. 31, 2011	Oct. 31, 2012	Oct. 31, 2011
Operations:
Net investment income (loss)	$ 187,462	$ (318,022)	$ 2,043,146	$ 2,851,337	$ 5,294,352	$ 4,728,125	$ 355,519	$ 103,800	$ 305,510	$ 251,352
Net realized gain (loss) from investments,
foreign currency, securities sold short,
swap contracts and options	2,328,442	6,542,483	2,615,733	1,417,751	496,660	2,292,862	(237,771)	(322,299)	1,519,323	2,908,258
Net change in unrealized appreciation
(depreciation) on investments,
foreign currency, securities sold short,
swap contracts and options	6,545,807	(6,754,490)	1,675,791	(2,699,501)	3,961,903	(4,315,365)	263,034	174,329	(1,304,524)	(855,338)
Net Increase/(Decrease) in Net Assets
Resulting From Operations	9,061,711	(530,029)	6,334,670	1,569,587	9,752,915	2,705,622	380,782	(44,170)	520,309	2,304,272

Distributions to Shareholders From:
Net Realized Gains:
Class N	(707,208)	(1,878,166)	(1,220,087)	(2,262,050)	-	-	-	(39,259)	-	-
Class A	(300,582)	(1,113,726)	(16,307)	(15,036)	-	-	-	(54,003)	-	-
Class C	(284,843)	(939,881)	(185,383)	(331,168)	-	-	-	(2,541)	-	-
Net Investment Income:
Class N	(560,482)	-	(2,046,680)	(2,672,946)	(4,109,365)	(3,728,869)	(309,068)	-	(290,529)	(663,047)
Class A	(223,485)	-	(38,032)	(25,491)	(550,417)	(415,354)	(45,462)	-	(35,067)	(226,554)
Class C	(175,218)	-	(209,565)	(329,452)	(642,806)	(614,428)	(25,513)	-	(14,305)	(63,368)
Distributions From Paid In Capital:
Class N	(1,464,155)	-	-	-	-	-	(114,806)	-	-	-
Class A	(622,305)	-	-	-	-	-	(25,120)	-	-	-
Class C	(589,719)	-	-	-	-	-	(17,827)	-	-	-
Total Distributions to Shareholders	(4,927,997)	(3,931,773)	(3,716,054)	(5,636,143)	(5,302,588)	(4,758,651)	(537,796)	(95,803)	(339,901)	(952,969)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	70,615,110	50,554,555	58,194,445	14,004,250	78,430,495	12,520,509	4,608,760	6,915,883	4,975,192	5,950,237
Class A	29,619,825	30,453,694	4,128,149	550,731	9,939,100	3,050,873	1,546,498	1,298,156	3,037,710	6,751,170
Class C	8,631,262	15,048,836	1,851,032	1,954,921	6,796,545	3,914,166	1,062,953	1,338,808	956,238	1,456,911
Reinvestment of distributions
Class N	2,685,858	1,675,469	3,263,694	4,911,999	3,660,247	3,159,164	81,783	7,132	287,073	643,241
Class A	801,841	796,366	47,233	33,675	395,516	301,903	59,406	52,848	23,365	201,137
Class C	869,523	787,075	393,019	660,391	530,080	518,990	42,945	2,192	13,911	63,368
Cost of shares redeemed
Class N	(14,097,485)	(22,721,851)	(18,630,570)	(34,778,317)	(16,259,113)	(27,149,775)	(4,375,634)	(2,632,911)	(6,055,481)	(6,921,903)
Class A	(12,313,609)	(21,119,895)	(1,249,672)	(463,600)	(3,540,527)	(2,078,647)	(1,135,317)	(5,462,046)	(1,607,678)	(11,605,250)
Class C	(7,610,824)	(8,270,693)	(2,768,347)	(5,303,209)	(3,861,411)	(2,913,813)	(369,942)	(414,073)	(1,229,639)	(1,009,824)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	79,201,501	47,203,556	45,228,983	(18,429,159)	76,090,932	(8,676,630)	1,521,452	1,105,989	400,691	(4,470,913)

Total Increase (Decrease) in Net Assets	83,335,215	42,741,754	47,847,599	(22,495,715)	80,541,259	(10,729,659)	1,364,438	966,016	581,099	(3,119,610)

Net Assets:
Beginning of Year	125,702,569	82,960,815	68,669,460	91,165,175	62,447,242	73,176,901	11,652,846	10,686,830	31,598,897	34,718,507
End of Year*	$209,037,784	$125,702,569	$116,517,059	$ 68,669,460	$142,988,501	$ 62,447,242	$ 13,017,284	$ 11,652,846	$ 32,179,996	$ 31,598,897
* Includes undistributed net investment
income at end of year	$ 720,449	$ 279,579	$ -	$ -	$ 9,524	$ 17,760	$ 29,536	$ 96,835	$ 428,941	$ 73,158

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham	Dunham	Dunham
	Large Cap		Large Cap		Focused Large Cap	Alternative	International
	Value Fund		Growth Fund		Growth Fund (1)	Income Fund (2)	Stock Fund
					Period	Period
	Year Ended	Year Ended	Year Ended	Year Ended	Ended	Ended	Year Ended	Year Ended
	Oct. 31, 2012	Oct. 31, 2011	Oct. 31, 2012	Oct. 31, 2011	Oct. 31, 2012	Oct. 31, 2012	Oct. 31, 2012	Oct. 31, 2011
Operations:
Net investment income (loss)	$ 388,420	$ 164,786	$ 56,267	$ 92,796	$ (47,004)	$ (11,878)	$ 503,247	$ 485,221
Net realized gain (loss) from investments
and foreign currency transactions	1,531,776	1,814,957	1,275,368	1,361,744	13,024	(3,388)	(489,556)	1,547,670
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency translations	2,681,043	930,353	2,938,638	15,327	157,310	(32,505)	1,656,705	(5,265,265)
Net Increase/(Decrease) in Net Assets
Resulting From Operations	4,601,239	2,910,096	4,270,273	1,469,867	123,330	(47,771)	1,670,396	(3,232,374)

Distributions to Shareholders From:
Net Investment Income:
Class N	(158,239)	(202,004)	(92,415)	(15,864)	-	-	(508,799)	(304,185)
Class A	(3,694)	(22,102)	(224)	-	-	-	(14,078)	(2,273)
Class C	-	-	-	-	-	-	(21,368)	-
Total Distributions to Shareholders	(161,933)	(224,106)	(92,639)	(15,864)	-	-	(544,245)	(306,458)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	8,915,653	8,639,025	5,997,284	5,634,161	541,346	350,010	11,708,509	11,987,263
Class A	1,017,950	587,182	1,065,229	237,430	10,493,522	1,134,736	1,250,596	1,277,221
Class C	649,284	1,218,316	290,288	1,074,630	189,915	534,684	790,287	1,592,576
Reinvestment of distributions
Class N	153,677	193,522	86,229	14,465	-	-	508,513	304,050
Class A	3,521	20,678	224	-	-	-	13,992	1,465
Class C	-	-	-	-	-	-	21,312	-
Cost of shares redeemed
Class N	(9,193,227)	(8,202,795)	(9,278,830)	(9,464,379)	(78,912)	-	(7,415,516)	(6,783,971)
Class A	(1,190,656)	(1,817,354)	(108,580)	(192,883)	(293,622)	-	(1,038,862)	(147,594)
Class C	(1,919,581)	(1,200,052)	(1,738,702)	(1,443,466)	(35,915)	-	(1,877,711)	(1,275,435)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(1,563,379)	(561,478)	(3,686,858)	(4,140,042)	10,816,334	2,019,430	3,961,120	6,955,575

Total Increase (Decrease) in Net Assets	2,875,927	2,124,512	490,776	(2,686,039)	10,939,664	1,971,659	5,087,271	3,416,743

Net Assets:
Beginning of Period	43,173,243	41,048,731	34,128,411	36,814,450	-	-	47,320,976	43,904,233
End of Period	$ 46,049,170	$ 43,173,243	$ 34,619,187	$ 34,128,411	$ 10,939,664	$ 1,971,659	$ 52,408,247	$ 47,320,976
* Includes undistributed net investment
income (loss) at end of period	$ 316,590	$ 90,103	$ 55,669	$ 92,041	$ (30,148)	$ (11,883)	$ 437,115	$ 429,989

(1)	The Dunham Focused Large Cap Growth Fund commenced operations on December 8, 2011.
(2)	The Dunham Alternative Income Fund commenced operations on September 14, 2012.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Real Estate		Small Cap		Small Cap		Emerging Markets
	Stock Fund		Value Fund		Growth Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2012	Oct. 31, 2011	Oct. 31, 2012	Oct. 31, 2011	Oct. 31, 2012	Oct. 31, 2011	Oct. 31, 2012	Oct. 31, 2011
Operations:
Net investment income (loss)	$ 263,147	$ 128,167	$ (15,737)	$ (15,451)	$ (250,665)	$ (304,325)	$ 53,974	$ (103,427)
Net realized gain (loss) from investments and
foreign currency transactions	3,338,749	368,525	1,155,577	2,165,519	1,760,427	2,637,645	(2,998,377)	(410,410)
Net change in unrealized appreciation
(depreciation) on investments and foreign currency
translations	(755,779)	1,326,163	122,912	(892,308)	(128,775)	(1,723,771)	3,588,078	(3,060,641)
Net Increase (Decrease) in Net Assets
Resulting From Operations	2,846,117	1,822,855	1,262,752	1,257,760	1,380,987	609,549	643,675	(3,574,478)

Distributions to Shareholders From:
Net Investment Income:
Class N	(113,301)	(104,823)	-	(27,644)	-	-	-	-
Class A	(55,961)	(458)	-	-	-	-	-	-
Class C	-	(4,466)	-	-	-	-	-	-
Total Distributions to Shareholders	(169,262)	(109,747)	-	(27,644)	-	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	9,015,861	6,926,996	3,348,460	3,379,433	3,250,304	4,469,761	4,364,936	7,197,886
Class A	1,128,660	7,759,189	5,022,092	666,939	1,458,642	7,301,900	12,053,214	1,356,820
Class C	725,289	890,853	209,099	588,713	426,185	943,873	486,636	1,136,980
Reinvestment of distributions	-
Class N	113,210	104,396	-	27,622	-	-	-	-
Class A	55,961	458	-	-	-	-	-	-
Class C	-	4,466	-	-	-	-	-	-
Cost of shares redeemed
Class N	(3,192,958)	(3,120,705)	(3,373,703)	(4,103,911)	(4,620,292)	(5,200,831)	(3,497,100)	(3,370,029)
Class A	(7,858,123)	(1,517,535)	(4,710,983)	(653,789)	(1,182,609)	(5,114,764)	(1,716,777)	(2,834,374)
Class C	(575,938)	(390,413)	(834,091)	(501,566)	(1,093,124)	(1,334,726)	(778,793)	(591,454)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(588,038)	10,657,705	(339,126)	(596,559)	(1,760,894)	1,065,213	10,912,116	2,895,829

Total Increase (Decrease) in Net Assets	2,088,817	12,370,813	923,626	633,557	(379,907)	1,674,762	11,555,791	(678,649)

Net Assets:
Beginning of Year	21,414,032	9,043,219	17,506,420	16,872,863	20,118,211	18,443,449	18,323,130	19,001,779
End of Year*	$ 23,502,849	$ 21,414,032	$ 18,430,046	$ 17,506,420	$ 19,738,304	$ 20,118,211	$ 29,878,921	$ 18,323,130
* Includes undistributed net investment
income (loss) at end of year	$ 195,761	$ 101,876	$ (16,067)	$ -	$ (212,059)	$ -	$ (32,236)	$ (10,532)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N					Class A
										Ten Months
	Year Ended				Period Ended	Year Ended				Ended	Year Ended
	October 31,				October 31,	October 31,				October 31,	December 31,
	2012	2011	2010	2009	2008*	2012	2011	2010	2009	2008 ~	2007

Net asset value, beginning of period	$ 35.87	$ 36.52	$ 34.09	$ 34.78	$ 37.32	$ 35.58	$ 36.32	$ 33.99	$ 34.78	$ 46.78	$ 51.01
Income (loss) from investment operations:
Net investment income (loss)**	0.14	0.01	0.22	(0.03)	(0.05)	0.03	(0.09)	0.14	(0.11)	(0.56)	(0.18)
Net realized and unrealized gain (loss) ***	2.41	0.53	3.35	1.39	(2.35)	2.40	0.54	3.33	1.37	(9.08)	1.08
Total income (loss) from investment operations	2.55	0.54	3.57	1.36	(2.40)	2.43	0.45	3.47	1.26	(9.64)	0.90
Less distributions:
Distributions from net investment income	(0.22)	0.00	0.00	0.00	0.00	(0.21)	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	(0.32)	(1.19)	(1.14)	(1.15)	(0.14)	(0.32)	(1.19)	(1.14)	(1.15)	(0.14)	(5.13)
Tax return of capital	(0.66)	0.00	0.00	(0.90)	0.00	(0.66)	0.00	0.00	(0.90)	(2.22)	0.00
Total distributions	(1.20)	(1.19)	(1.14)	(2.05)	(0.14)	(1.19)	(1.19)	(1.14)	(2.05)	(2.36)	(5.13)
Net asset value, end of period	$ 37.22	$ 35.87	$ 36.52	$ 34.09	$ 34.78	$ 36.82	$ 35.58	$ 36.32	$ 33.99	$ 34.78	$ 46.78

Total return +	7.19%	1.47%	10.64%	4.29%	(6.44)%	6.92%	1.22%	10.38%	3.99%	(21.27)%	1.72%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 127,346	$ 65,621	$ 38,328	$ 16,612	$ 291	$ 51,485	$ 32,381	$ 23,453	$ 24,080	$ 34,552	$ 18,223
Ratios of expenses to average net assets:
Before fee waivers^	2.75%	2.57%	2.45%	2.38%	3.40%	3.00%	2.82%	2.70%	2.63%	3.65%	2.36%
After fee waivers^	2.75%	2.57%	2.45%	2.35%	3.40%	3.00%	2.82%	2.70%	2.60%	3.65%	2.25%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.39%	0.03%	0.62%	(0.11)%	(1.44)%	0.14%	(0.22)%	0.37%	(0.36)%	(1.69)%	(0.44)%
After fee waivers^	0.39%	0.03%	0.62%	(0.08)%	(1.44)%	0.14%	(0.22)%	0.37%	(0.33)%	(1.69)%	(0.33)%
Portfolio turnover rate	205%	277%	370%	480%	160% (1)	205%	277%	370%	480%	160% (1)	213%

	Class C
					Ten Months
	Year Ended				Ended	Year Ended
	October 31,				October 31,	December 31,
	2012	2011	2010	2009	2008 ~	2007

Net asset value, beginning of period	$ 31.55	$ 32.59	$ 30.83	$ 32.00	$ 43.50	$ 48.12
Income (loss) from investment operations:
Net investment loss**	(0.18)	(0.32)	(0.12)	(0.33)	(0.75)	(0.55)
Net realized and unrealized gain (loss) ***	2.09	0.47	3.02	1.21	(8.39)	1.06
Total income (loss) from investment operations	1.91	0.15	2.90	0.88	(9.14)	0.51
Less distributions:
Distributions from net investment income	(0.19)	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	(0.32)	(1.19)	(1.14)	(1.15)	(0.14)	(5.13)
Tax return of capital	(0.66)	0.00	0.00	(0.90)	(2.22)	0.00
Total distributions	(1.17)	(1.19)	(1.14)	(2.05)	(2.36)	(5.13)
Net asset value, end of period	$ 32.29	$ 31.55	$ 32.59	$ 30.83	$ 32.00	$ 43.50

Total return +	6.13%	0.43%	9.59%	3.12%	(21.74)%	0.98%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 30,206	$ 27,701	$ 21,181	$ 19,553	$ 28,310	$ 15,161
Ratios of expenses to average net assets:
Before fee waivers^	3.75%	3.57%	3.45%	3.38%	4.40%	3.11%
After fee waivers^	3.75%	3.57%	3.45%	3.35%	4.40%	3.00%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(0.61)%	(0.97)%	(0.38)%	(1.11)%	(2.44)%	(1.20)%
After fee waivers^	(0.61)%	(0.97)%	(0.38)%	(1.08)%	(2.44)%	(1.09)%
Portfolio turnover rate	205%	277%	370%	480%	160% (1)	213%
*	Class N shares commenced operations on September 29, 2008.
**	The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
***

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended October 31, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not Annualized
~ The Fund's fiscal year end changed from December 31 to October 31 effective September 29, 2008.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 14.32	$ 14.99	$ 14.32	$ 12.73	$ 13.65
Income (loss) from investment operations:
Net investment income*	0.36	0.52	0.54	0.52	0.53
Net realized and unrealized gain (loss)	0.77	(0.20)	0.76	1.60	(0.90)
Total income (loss) from investment operations	1.13	0.32	1.30	2.12	(0.37)
Less distributions:
Distributions from net investment income	(0.42)	(0.56)	(0.56)	(0.53)	(0.53)
Distributions from net realized gains	(0.29)	(0.43)	(0.07)	0.00	(0.02)
Total distributions	(0.71)	(0.99)	(0.63)	(0.53)	(0.55)
Net asset value, end of year	$ 14.74	$ 14.32	$ 14.99	$ 14.32	$ 12.73

Total return +	8.10%	2.33%	9.32%	16.92%	(3.21)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 103,912	$ 58,810	$ 78,181	$ 65,445	$ 71,815
Ratios of expenses to average net assets:
Before fee waivers	1.14%	1.30%	1.37%	1.21%	1.07%
After fee waivers	1.14%	1.30%	1.37%	1.18%	1.07%
Ratios of net investment income to
average net assets:
Before fee waivers	2.50%	3.62%	3.66%	3.77%	3.91%
After fee waivers	2.50%	3.62%	3.66%	3.80%	3.91%
Portfolio turnover rate	211%	178%	174%	266%	253%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 14.31	$ 14.98	$ 14.36	$ 12.77	$ 13.69	$ 14.23	$ 14.90	$ 14.24	$ 12.66	$ 13.57
Income (loss) from investment operations:
Net investment income*	0.29	0.49	0.50	0.48	0.50	0.27	0.41	0.42	0.41	0.43
Net realized and unrealized gain (loss)	0.79	(0.20)	0.76	1.61	(0.90)	0.74	(0.20)	0.76	1.59	(0.89)
Total income (loss) from investment operations	1.08	0.29	1.26	2.09	(0.40)	1.01	0.21	1.18	2.00	(0.46)
Less distributions:
Distributions from net investment income	(0.37)	(0.53)	(0.57)	(0.50)	(0.50)	(0.31)	(0.45)	(0.45)	(0.42)	(0.43)
Distributions from net realized gains	(0.29)	(0.43)	(0.07)	0.00	(0.02)	(0.29)	(0.43)	(0.07)	0.00	(0.02)
Total distributions	(0.66)	(0.96)	(0.64)	(0.50)	(0.52)	(0.60)	(0.88)	(0.52)	(0.42)	(0.45)
Net asset value, end of year	$ 14.73	$ 14.31	$ 14.98	$ 14.36	$ 12.77	$ 14.64	$ 14.23	$ 14.90	$ 14.24	$ 12.66

Total return +	7.78%	2.15%	8.98%	16.61%	(3.45)%	7.30%	1.57%	8.48%	16.05%	(3.82)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 3,598	$ 610	$ 518	$ 212	$ 188	$ 9,007	$ 9,250	$ 12,466	$ 13,119	$ 12,890
Ratios of expenses to average net assets:
Before fee waivers	1.39%	1.55%	1.62%	1.46%	1.32%	1.89%	2.05%	2.12%	1.96%	1.82%
After fee waivers	1.39%	1.55%	1.62%	1.43%	1.32%	1.89%	2.05%	2.12%	1.93%	1.82%
Ratios of net investment income to
average net assets:
Before fee waivers	2.25%	3.37%	3.41%	3.52%	3.66%	1.75%	2.87%	2.91%	3.02%	3.16%
After fee waivers	2.25%	3.37%	3.41%	3.55%	3.66%	1.75%	2.87%	2.91%	3.05%	3.16%
Portfolio turnover rate	211%	178%	174%	266%	253%	211%	178%	174%	266%	253%

* The net investment income per share data was determined using the average shares outstanding throughout the year.
+Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 9.08	$ 9.36	$ 8.65	$ 7.30	$ 9.79
Income (loss) from investment operations:
Net investment income**	0.53	0.65	0.72	0.62	0.63
Net realized and unrealized gain (loss)	0.44	(0.28)	0.70	1.34	(2.49)
Total income (loss) from investment operations	0.97	0.37	1.42	1.96	(1.86)
Less distributions:
Distributions from net investment income	(0.53)	(0.65)	(0.71)	(0.61)	(0.63)
Total distributions	(0.53)	(0.65)	(0.71)	(0.61)	(0.63)
Net asset value, end of year	$ 9.52	$ 9.08	$ 9.36	$ 8.65	$ 7.30

Total return +	10.96%	4.03%	17.11%	28.20%	(20.10)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 114,810	$ 45,586	$ 58,597	$ 51,747	$ 43,837
Ratios of expenses to average net assets:
Before fee waivers	1.23%	1.38%	1.23%	1.58%	1.57%
After fee waivers	1.23%	1.38%	1.23%	1.55%	1.57%
Ratios of net investment income to
average net assets:
Before fee waivers	5.70%	6.92%	7.99%	8.00%	6.81%
After fee waivers	5.70%	6.92%	7.99%	8.03%	6.81%
Portfolio turnover rate	58%	49%	60%	103%	75%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 9.15	$ 9.42	$ 8.71	$ 7.34	$ 9.81	$ 9.04	$ 9.31	$ 8.61	$ 7.27	$ 9.75
Income (loss) from investment operations:
Net investment income**	0.51	0.63	0.70	0.63	0.60	0.47	0.58	0.65	0.55	0.55
Net realized and unrealized gain (loss)	0.44	(0.27)	0.71	1.33	(2.50)	0.43	(0.28)	0.69	1.35	(2.47)
Total income (loss) from investment operations	0.95	0.36	1.41	1.96	(1.90)	0.90	0.30	1.34	1.90	(1.92)
Less distributions:
Distributions from net investment income	(0.51)	(0.63)	(0.70)	(0.59)	(0.57)	(0.47)	(0.57)	(0.64)	(0.56)	(0.56)
Total distributions	(0.51)	(0.63)	(0.70)	(0.59)	(0.57)	(0.47)	(0.57)	(0.64)	(0.56)	(0.56)
Net asset value, end of year	$ 9.59	$ 9.15	$ 9.42	$ 8.71	$ 7.34	$ 9.47	$ 9.04	$ 9.31	$ 8.61	$ 7.27

Total return +	10.70%	3.84%	16.85%	27.91%	(20.43)%	10.19%	3.28%	16.16%	27.37%	(20.73)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 13,722	$ 6,457	$ 5,366	$ 4,909	$ 1,590	$ 14,457	$ 10,404	$ 9,214	$ 7,678	$ 8,203
Ratios of expenses to average net assets:
Before fee waivers	1.48%	1.63%	1.48%	1.83%	1.82%	1.98%	2.13%	1.98%	2.33%	2.32%
After fee waivers	1.48%	1.63%	1.48%	1.80%	1.82%	1.98%	2.13%	1.98%	2.30%	2.32%
Ratios of net investment income to
average net assets:
Before fee waivers	5.45%	6.67%	7.74%	7.75%	6.56%	4.95%	6.17%	7.24%	7.25%	6.06%
After fee waivers	5.45%	6.67%	7.74%	7.78%	6.56%	4.95%	6.17%	7.24%	7.28%	6.06%
Portfolio turnover rate	58%	49%	60%	103%	75%	58%	49%	60%	103%	75%

**The net investment income per share data was determined using the average shares outstanding throughout the year.
+Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Loss Averse Equity Income Fund*
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N			Class A			Class C

	Year Ended		Period Ended	Year Ended		Period Ended	Year Ended		Period Ended
	October 31,		October 31,	October 31,		October 31,	October 31,		October 31,
	2012	2011	2010	2012	2011	2010	2012	2011	2010

Net asset value, beginning of period	$ 10.10	$ 10.17	$ 10.00	$ 10.06	$ 10.16	$ 10.00	$ 9.96	$ 10.13	$ 10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.30	0.17	(0.13)	0.26	0.02	(0.14)	0.17	0.07	(0.17)
Net realized and unrealized gain (loss)	0.02	(0.15)	0.30	0.03	(0.03)	0.30	0.05	(0.15)	0.30
Total income (loss) from investment operations	0.32	0.02	0.17	0.29	(0.01)	0.16	0.22	(0.08)	0.13
Less distributions:
Distributions from net investment income	(0.35)	0.00	0.00	(0.25)	0.00	0.00	(0.20)	0.00	0.00
Distributions from net realized gains	0.00	(0.09)	0.00	0.00	(0.09)	0.00	0.00	(0.09)	0.00
Tax return of Capital	(0.12)	0.00	0.00	(0.12)	0.00	0.00	(0.12)	0.00	0.00
Total distributions	(0.47)	(0.09)	0.00	(0.37)	(0.09)	0.00	(0.32)	(0.09)	0.00
Net asset value, end of period	$ 9.95	$ 10.10	$ 10.17	$ 9.98	$ 10.06	$ 10.16	$ 9.86	$ 9.96	$ 10.13

Total return +, #	3.29%	0.20%	1.70%	3.00%	(0.10)%	1.60%	2.27%	(0.79)%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 9,002	$ 8,798	$ 4,303	$ 2,230	$ 1,788	$ 6,224	$ 1,786	$ 1,067	$ 160

Ratios of expenses to average net assets:	2.28%	1.98%	2.75%	2.53%	2.23%	3.00%	3.28%	2.98%	3.75%
Ratios of net investment income (loss) to
average net assets:	2.94%	1.71%	(2.39)%	2.69%	1.46%	(2.64)%	1.94%	0.71%	(3.39)%
Portfolio turnover rate	418%	704%	402% (1)	418%	704%	402% (1)	418%	704%	402% (1)

* The Fund commenced operations on April 30, 2010.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial  reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 8.86	$ 8.47	$ 7.53	$ 5.77	$ 10.13
Income (loss) from investment operations:
Net investment income**	0.10	0.08	0.16	0.14	0.03
Net realized and unrealized gain (loss)	0.05	0.55	0.90	1.70	(3.46)
Total income (loss) from investment operations	0.15	0.63	1.06	1.84	(3.43)
Less distributions:
Distributions from net investment income	(0.11)	(0.24)	(0.12)	(0.08)	(0.30)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.36)
Distributions from paid in capital	0.00	0.00	0.00	0.00	(0.27)
Total distributions	(0.11)	(0.24)	(0.12)	(0.08)	(0.93)
Net asset value, end of year	$ 8.90	$ 8.86	$ 8.47	$ 7.53	$ 5.77

Total return +	1.83%	7.56%	14.22%	32.37%	(37.06)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 23,843	$ 24,475	$ 23,718	$ 20,515	$ 24,521
Ratios of expenses to average net assets:
Before fee waivers	1.60%	1.91%	1.52%	1.86%	1.90%
After fee waivers	1.60%	1.91%	1.52%	1.83%	1.90%
Ratios of net investment income to
average net assets:
Before fee waivers	1.13%	0.90%	1.99%	2.15%	0.41%
After fee waivers	1.13%	0.90%	1.99%	2.18%	0.41%
Portfolio turnover rate	51%	69%	71%	69%	104%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 8.83	$ 8.45	$ 7.52	$ 5.74	$ 10.11	$ 8.70	$ 8.32	$ 7.40	$ 5.64	$ 9.95
Income (loss) from investment operations:
Net investment income (loss)**	0.08	0.06	0.14	0.13	0.01	0.01	(0.01)	0.08	0.07	(0.05)
Net realized and unrealized gain (loss)	0.06	0.55	0.90	1.70	(3.45)	0.06	0.55	0.89	1.69	(3.41)
Total income (loss) from investment operations	0.14	0.61	1.04	1.83	(3.44)	0.07	0.54	0.97	1.76	(3.46)
Less distributions:
Distributions from net investment income	(0.09)	(0.23)	(0.11)	(0.05)	(0.27)	(0.03)	(0.16)	(0.05)	0.00	(0.02)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.36)	0.00	0.00	0.00	0.00	(0.36)
Distributions from paid in capital	0.00	0.00	0.00	0.00	(0.30)	0.00	0.00	0.00	0.00	(0.47)
Total distributions	(0.09)	(0.23)	(0.11)	(0.05)	(0.93)	(0.03)	(0.16)	(0.05)	0.00	(0.85)
Net asset value, end of year	$ 8.88	$ 8.83	$ 8.45	$ 7.52	$ 5.74	$ 8.74	$ 8.70	$ 8.32	$ 7.40	$ 5.64

Total return +	1.63%	7.33%	13.96%	32.09%	(37.32)%	0.84%	6.49%	13.14%	31.21%	(37.80)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 4,470	$ 2,994	$ 7,530	$ 2,498	$ 468	$ 3,867	$ 4,130	$ 3,471	$ 3,513	$ 3,642
Ratios of expenses to average net assets:
Before fee waivers	1.85%	2.16%	1.77%	2.11%	2.15%	2.60%	2.91%	2.52%	2.86%	2.90%
After fee waivers	1.85%	2.16%	1.77%	2.08%	2.15%	2.60%	2.91%	2.52%	2.83%	2.90%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.88%	0.65%	1.74%	1.90%	0.16%	0.13%	(0.10)%	0.99%	1.15%	(0.59)%
After fee waivers	0.88%	0.65%	1.74%	1.93%	0.16%	0.13%	(0.10)%	0.99%	1.18%	(0.59)%
Portfolio turnover rate	51%	69%	71%	69%	104%	51%	69%	71%	69%	104%

**The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.
+Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 10.60	$ 9.96	$ 8.70	$ 8.09	$ 13.30
Income (loss) from investment operations:
Net investment income *	0.12	0.06	0.06	0.07	0.10
Net realized and unrealized gain (loss)	1.07	0.64	1.25	0.62	(4.90)
Total income (loss) from investment operations	1.19	0.70	1.31	0.69	(4.80)
Less distributions:
Distributions from net investment income	(0.05)	(0.06)	(0.05)	(0.08)	(0.14)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.27)
Total distributions	(0.05)	(0.06)	(0.05)	(0.08)	(0.41)
Net asset value, end of year	$ 11.74	$ 10.60	$ 9.96	$ 8.70	$ 8.09

Total return +	11.29%	7.06%	15.11%	8.72%	(37.14)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 37,650	$ 34,171	$ 31,436	$ 29,315	$ 32,126
Ratios of expenses to average net assets:
Before fee waivers	1.17%	1.62%	1.40%	1.72%	1.85%
After fee waivers	1.17%	1.62%	1.40%	1.69%	1.85%
Ratios of net investment income to
average net assets:
Before fee waivers	1.04%	0.53%	0.61%	0.90%	0.71%
After fee waivers	1.04%	0.53%	0.61%	0.93%	0.71%
Portfolio turnover rate	30%	30%	23%	47%	21%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2012	2011	2010	2009	2008	2012		2011	2010	2009	2008

Net asset value, beginning of year	$ 10.57	$ 9.95	$ 8.69	$ 8.06	$ 13.28	$ 10.31		$ 9.73	$ 8.53	$ 7.93	$ 13.04
Income (loss) from investment operations:
Net investment income (loss)*	0.09	0.04	0.01	0.05	0.07	0.00	(a)	(0.05)	(0.04)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.08	0.64	1.28	0.63	(4.89)	1.05		0.63	1.24	0.61	(4.81)
Total income (loss) from investment operations	1.17	0.68	1.29	0.68	(4.82)	1.05		0.58	1.20	0.60	(4.82)
Less distributions:
Distributions from net investment income	(0.02)	(0.06)	(0.03)	(0.05)	(0.13)	0.00		0.00	0.00	0.00	(0.02)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.27)	0.00		0.00	0.00	0.00	(0.27)
Total distributions	(0.02)	(0.06)	(0.03)	(0.05)	(0.40)	0.00		0.00	0.00	0.00	(0.29)
Net asset value, end of year	$ 11.72	$ 10.57	$ 9.95	$ 8.69	$ 8.06	$ 11.36		$ 10.31	$ 9.73	$ 8.53	$ 7.93

Total return +	11.04%	6.78%	14.82%	8.55%	(37.34)%	10.18%		5.96%	14.07%	7.57%	(37.74)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 2,969	$ 2,874	$ 3,844	$ 55	$ 90	$ 5,431		$ 6,129	$ 5,769	$ 4,953	$ 5,069
Ratios of expenses to average net assets:
Before fee waivers	1.42%	1.87%	1.65%	1.97%	2.10%	2.17%		2.62%	2.40%	2.72%	2.85%
After fee waivers	1.42%	1.87%	1.65%	1.94%	2.10%	2.17%		2.62%	2.40%	2.69%	2.85%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.79%	0.28%	0.36%	0.65%	0.46%	0.04%		(0.47)%	(0.39)%	(0.10)%	(0.29)%
After fee waivers	0.79%	0.28%	0.36%	0.68%	0.46%	0.04%		(0.47)%	(0.39)%	(0.07)%	(0.29)%
Portfolio turnover rate	30%	30%	23%	47%	21%	30%		30%	23%	47%	21%

*The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.
+Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2012		2011		2010		2009		2008

Net asset value, beginning of year	$ 3.67		$ 3.50		$ 3.12		$ 3.16		$ 5.54
Income (loss) from investment operations:
Net investment income (loss)**	0.01		0.01		0.01		0.01		(0.03)
Net realized and unrealized gain (loss)	0.48		0.16		0.37		(0.05)		(2.10)
Total income (loss) from investment operations	0.49		0.17		0.38		(0.04)		(2.13)
Less distributions:
Distributions from net investment income	(0.01)		0.00	(a)	0.00	(a)	0.00		0.00	(a)
Distributions from net realized gains	0.00		0.00		0.00		0.00		(0.25)
Total distributions	(0.01)		0.00		0.00		0.00		(0.25)
Net asset value, end of year	$ 4.15		$ 3.67		$ 3.50		$ 3.12		$ 3.16

Total return +	13.45%		4.91%		12.29%		(1.27)%		(40.18)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 29,678		$ 29,252		$ 31,774		$ 33,199		$ 44,811
Ratios of expenses to average net assets:
Before fee waivers	1.51%		1.20%		1.26%		1.04%		1.77%
After fee waivers	1.51%		1.20%		1.26%		1.01%		1.77%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.30%		0.39%		0.18%		0.18%		(0.60)%
After fee waivers	0.30%		0.39%		0.18%		0.21%		(0.60)%
Portfolio turnover rate	57%		81%		291%		258%		328%

	Class A										Class C

	Year Ended										Year Ended
	October 31,										October 31,
	2012		2011		2010		2009		2008		2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 3.63		$ 3.47		$ 3.09		$ 3.14		$ 5.54		$ 3.42	$ 3.30	$ 2.96	$ 3.04	$ 5.38
Income (loss) from investment operations:
Net investment income (loss)**	(0.01)		0.00	(a)	0.00	(a)	0.00	(a)	(0.04)		(0.03)	(0.02)	(0.03)	(0.02)	(0.07)
Net realized and unrealized gain (loss)	0.49		0.16		0.38		(0.05)		(2.11)		0.46	0.14	0.37	(0.06)	(2.02)
Total income (loss) from investment operations	0.48		0.16		0.38		(0.05)		(2.15)		0.43	0.12	0.34	(0.08)	(2.09)
Less distributions:
Distributions from net investment income	0.00	(a)	0.00		0.00		0.00		0.00	(a)	0.00	0.00	0.00	0.00	0.00	(a)
Distributions from net realized gains	0.00		0.00		0.00		0.00		(0.25)		0.00	0.00	0.00	0.00	(0.25)
Total distributions	0.00		0.00		0.00		0.00		(0.25)		0.00	0.00	0.00	0.00	(0.25)
Net asset value, end of year	$ 4.11		$ 3.63		$ 3.47		$ 3.09		$ 3.14		$ 3.85	$ 3.42	$ 3.30	$ 2.96	$ 3.04

Total return +	13.32%		4.61%		12.30%		(1.59)%		(40.55)%		12.57%	3.64%	11.49%	(2.63)%	(40.65)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 1,244		$ 245		$ 195		$ 53		$ 31		$ 3,697	$ 4,631	$ 4,845	$ 5,106	$ 5,923
Ratios of expenses to average net assets:
Before fee waivers	1.76%		1.45%		1.51%		1.29%		2.02%		2.51%	2.20%	2.26%	2.04%	2.77%
After fee waivers	1.76%		1.45%		1.51%		1.26%		2.02%		2.51%	2.20%	2.26%	2.01%	2.77%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.05%		0.14%		(0.07)%		(0.07)%		(0.85)%		(0.70)%	(0.61)%	(0.82)%	(0.82)%	(1.60)%
After fee waivers	0.05%		0.14%		(0.07)%		(0.04)%		(0.85)%		(0.70)%	(0.61)%	(0.82)%	(0.79)%	(1.60)%
Portfolio turnover rate	57%		81%		291%		258%		328%		57%	81%	291%	258%	328%

**The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.
+Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N	Class A	Class C

	Period Ended	Period Ended	Period Ended
	October 31,	October 31,	October 31,
	2012*	2012*	2012*

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations:
Net investment loss**	(0.16)	(0.09)	(0.30)
Net realized and unrealized gain	0.58	0.48	0.63
Total income from investment operations	0.42	0.39	0.33
Net asset value, end of period	$ 10.42	$ 10.39	$ 10.33

Total return +	4.20%	3.90%	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 450	$ 10,344	$ 146
Ratios of expenses to average net assets:
Before fee waivers^	2.11%	2.36%	3.11%
After fee waivers^	1.80%	2.05%	2.80%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(1.06)%	(1.31)%	(2.06)%
After fee waivers^	(0.75)%	(1.00)%	(1.75)%
Portfolio turnover rate	27% (1)	27% (1)	27% (1)

* The Fund commenced operations on December 8, 2011.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year.
Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N	Class A	Class C

	Period Ended	Period Ended	Period Ended
	October 31,	October 31,	October 31,
	2012 *	2012 *	2012 *

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
Loss from investment operations:
Net investment loss**	(0.07)	(0.08)	(0.11)
Net realized and unrealized loss	(0.20)	(0.19)	(0.17)
Total loss from investment operations	(0.27)	(0.27)	(0.28)
Net asset value, end of period	$ 9.73	$ 9.73	$ 9.72

Total return +	(2.70)%	(2.70)%	(2.80)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 341	$ 1,106	$ 525

Ratios of expenses to average net assets: ^	9.47%	9.72%	10.47%
Ratios of net investment loss to average net assets: ^	(6.42)%	(6.67)%	(7.42)%

Portfolio turnover rate	7% (1)	7% (1)	7% (1)

* The Fund commenced operations on September 14, 2012.
**The net investment loss per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year.
Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 11.85	$ 12.79	$ 11.12	$ 8.09	$ 16.40
Income (loss) from investment operations:
Net investment income*	0.14	0.15	0.08	0.05	0.18
Net realized and unrealized gain (loss)	0.22	(0.98)	1.80	3.09	(7.71)
Total income (loss) from investment operations	0.36	(0.83)	1.88	3.14	(7.53)
Less distributions:
Distributions from net investment income	(0.16)	(0.11)	(0.21)	(0.11)	(0.10)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.68)
Total distributions	(0.16)	(0.11)	(0.21)	(0.11)	(0.78)
Net asset value, end of year	$ 12.05	$ 11.85	$ 12.79	$ 11.12	$ 8.09

Total return +#	3.16%	(6.56)%	17.15%	39.44%	(47.93)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 44,947	$ 39,163	$ 36,546	$ 31,858	$ 31,369
Ratios of expenses to average net assets:
Before fee waivers	1.97%	2.28%	2.53%	2.63%	1.80%
After fee waivers	1.97%	2.28%	2.53%	2.60%	1.80%
Ratios of net investment income to
average net assets:
Before fee waivers	1.24%	1.19%	0.67%	0.55%	1.45%
After fee waivers	1.24%	1.19%	0.67%	0.58%	1.45%
Portfolio turnover rate	142%	110%	118%	173%	149%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 11.84	$ 12.79	$ 11.13	$ 8.05	$ 16.36	$ 11.44	$ 12.37	$ 10.78	$ 7.81	$ 15.90
Income (loss) from investment operations:
Net investment income (loss)*	0.10	0.18	0.04	0.03	0.13	0.03	0.02	(0.04)	(0.04)	0.05
Net realized and unrealized gain (loss)	0.22	(1.04)	1.82	3.10	(7.67)	0.21	(0.95)	1.75	3.01	(7.46)
Total income (loss) from investment operations	0.32	(0.86)	1.86	3.13	(7.54)	0.24	(0.93)	1.71	2.97	(7.41)
Less distributions:
Distributions from net investment income	(0.13)	(0.09)	(0.20)	(0.05)	(0.09)	(0.04)	0.00	(0.12)	0.00	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.68)	0.00	0.00	0.00	0.00	(0.68)
Total distributions	(0.13)	(0.09)	(0.20)	(0.05)	(0.77)	(0.04)	0.00	(0.12)	0.00	(0.68)
Net asset value, end of year	$ 12.03	$ 11.84	$ 12.79	$ 11.13	$ 8.05	$ 11.64	$ 11.44	$ 12.37	$ 10.78	$ 7.81

Total return +	2.80%	(6.78)%	16.85%	39.17%	(48.04)%	2.10%	(7.52)%	16.00%	38.03%	(48.43)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 1,580	$ 1,309	$ 322	$ 57	$ 39	$ 5,881	$ 6,849	$ 7,036	$ 5,766	$ 4,975
Ratios of expenses to average net assets:
Before fee waivers	2.22%	2.53%	2.78%	2.88%	2.05%	2.97%	3.28%	3.53%	3.63%	2.80%
After fee waivers	2.22%	2.53%	2.78%	2.85%	2.05%	2.97%	3.28%	3.53%	3.60%	2.80%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.99%	0.94%	0.42%	0.30%	1.20%	0.24%	0.19%	(0.33)%	(0.45)%	0.45%
After fee waivers	0.99%	0.94%	0.42%	0.33%	1.20%	0.24%	0.19%	(0.33)%	(0.42)%	0.45%
Portfolio turnover rate	142%	110%	118%	173%	149%	142%	110%	118%	173%	149%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.
+Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 13.80	$ 12.84	$ 9.27	$ 9.14	$ 16.77
Income (loss) from investment operations:
Net investment income**	0.21	0.14	0.14	0.08	0.21
Net realized and unrealized gain (loss)	1.90	0.98	3.54	0.23	(6.68)
Total income (loss) from investment operations	2.11	1.12	3.68	0.31	(6.47)
Less distributions:
Distributions from net investment income	(0.12)	(0.16)	(0.11)	(0.18)	(0.19)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.97)
Total distributions	(0.12)	(0.16)	(0.11)	(0.18)	(1.16)
Net asset value, end of year	$ 15.79	$ 13.80	$ 12.84	$ 9.27	$ 9.14

Total return +	15.46%	8.82%	39.91%	3.89%	(40.64)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 20,424	$ 12,507	$ 7,686	$ 5,542	$ 5,786
Ratios of expenses to average net assets:
Before fee waivers	1.46%	1.51%	2.26%	3.05%	1.85%
After fee waivers	1.46%	1.51%	2.26%	3.02%	1.81%
Ratios of net investment income to
average net assets:
Before fee waivers	1.42%	1.09%	1.22%	1.05%	1.61%
After fee waivers	1.42%	1.09%	1.22%	1.08%	1.65%
Portfolio turnover rate	123%	59%	157%	221%	99%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 13.80	$ 12.85	$ 9.27	$ 9.13	$ 16.75	$ 13.40	$ 12.49	$ 9.01	$ 8.82	$ 16.20
Income (loss) from investment operations:
Net investment income**	0.21	0.13	0.10	0.06	0.20	0.07	0.01	0.02	0.01	0.10
Net realized and unrealized gain (loss)	1.87	0.95	3.56	0.22	(6.69)	1.86	0.94	3.46	0.22	(6.47)
Total income (loss) from investment operations	2.08	1.08	3.66	0.28	(6.49)	1.93	0.95	3.48	0.23	(6.37)
Less distributions:
Distributions from net investment income	(0.11)	(0.13)	(0.08)	(0.14)	(0.16)	0.00	(0.04)	0.00	(0.04)	(0.04)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.97)	0.00	0.00	0.00	0.00	(0.97)
Total distributions	(0.11)	(0.13)	(0.08)	(0.14)	(1.13)	0.00	(0.04)	0.00	(0.04)	(1.01)
Net asset value, end of year	$ 15.77	$ 13.80	$ 12.85	$ 9.27	$ 9.13	$ 15.33	$ 13.40	$ 12.49	$ 9.01	$ 8.82

Total return +	15.20%	8.48%	39.66%	3.64%	(40.86)%	14.40%	7.65%	38.62%	2.76%	(41.23)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 709	$ 6,962	$ 47	$ 20	$ 83	$ 2,370	$ 1,944	$ 1,310	$ 943	$ 1,276
Ratios of expenses to average net assets:
Before fee waivers	1.71%	1.76%	2.51%	3.30%	2.10%	2.46%	2.51%	3.26%	4.05%	2.85%
After fee waivers	1.71%	1.76%	2.51%	3.27%	2.06%	2.46%	2.51%	3.26%	4.02%	2.81%
Ratios of net investment income to
average net assets:
Before fee waivers	1.17%	0.81%	0.97%	0.80%	1.36%	0.42%	0.07%	0.22%	0.05%	0.61%
After fee waivers	1.17%	0.81%	0.97%	0.83%	1.40%	0.42%	0.07%	0.22%	0.08%	0.65%
Portfolio turnover rate	123%	59%	157%	221%	99%	123%	59%	157%	221%	99%

**The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.
+Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

			Class N

	Year Ended
	October 31,
	2012		2011	2010		2009	2008

Net asset value, beginning of year	$ 10.44		$ 9.78	$ 7.94		$ 7.64	$ 12.27
Income (loss) from investment operations:
Net investment income *	0.00	(a)	0.02	0.03		0.08	0.08
Net realized and unrealized gain (loss)	0.77		0.66	1.90		0.32	(4.38)
Total income (loss) from investment operations	0.77		0.68	1.93		0.40	(4.30)
Less distributions:
Distributions from net investment income	0.00		(0.02)	(0.09)		(0.10)	0.00
Distributions from net realized gains	0.00		0.00	0.00		0.00	(0.33)
Total distributions	0.00		(0.02)	(0.09)		(0.10)	(0.33)
Net asset value, end of year	$ 11.21		$ 10.44	$ 9.78		$ 7.94	$ 7.64

Total return +	7.38%		6.94%	24.39%		5.54%	(35.85)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 15,764		$ 14,739	$ 14,378		$ 13,288	$ 17,630
Ratios of expenses to average net assets:
Before fee waivers	2.02%		2.10%	2.08%		1.48%	1.89%
After fee waivers	2.02%		2.10%	2.08%		1.45%	1.89%
Ratios of net investment income to
average net assets:
Before fee waivers	0.04%		0.06%	0.37%		1.19%	0.84%
After fee waivers	0.04%		0.06%	0.37%		1.22%	0.84%
Portfolio turnover rate	62%		50%	41%		40%	52%

	Class A							Class C

	Year Ended							Year Ended
	October 31,							October 31,
	2012		2011	2010		2009	2008	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 10.40		$ 9.75	$ 7.92		$ 7.61	$ 12.25	$ 9.96	$ 9.40	$ 7.65	$ 7.32	$ 11.88
Income (loss) from investment operations:
Net investment income (loss)*	0.00	(a)	(0.01)	0.00	(a)	0.07	0.05	(0.10)	(0.09)	(0.06)	0.01	(0.03)
Net realized and unrealized gain (loss)	0.76		0.66	1.89		0.32	(4.36)	0.73	0.65	1.82	0.32	(4.20)
Total income (loss) from investment operations	0.76		0.65	1.89		0.39	(4.31)	0.63	0.56	1.76	0.33	(4.23)
Less distributions:
Distributions from net investment income	0.00		0.00	(0.06)		(0.08)	0.00	0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized gains	0.00		0.00	0.00		0.00	(0.33)	0.00	0.00	0.00	0.00	(0.33)
Total distributions	0.00		0.00	(0.06)		(0.08)	(0.33)	0.00	0.00	(0.01)	0.00	(0.33)
Net asset value, end of year	$ 11.16		$ 10.40	$ 9.75		$ 7.92	$ 7.61	$ 10.59	$ 9.96	$ 9.40	$ 7.65	$ 7.32

Total return +	7.31%		6.67%	24.01%		5.35%	(35.99)%	6.33%	5.96%	23.02%	4.51%	(36.45)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 567		$ 193	$ 154		$ 19	$ 30	$ 2,099	$ 2,574	$ 2,341	$ 2,012	$ 2,289
Ratios of expenses to average net assets:
Before fee waivers	2.27%		2.35%	2.33%		1.73%	2.14%	3.02%	3.10%	3.08%	2.48%	2.89%
After fee waivers	2.27%		2.35%	2.33%		1.70%	2.14%	3.02%	3.10%	3.08%	2.45%	2.89%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	(0.21)%		(0.22)%	0.12%		0.94%	0.59%	(0.96)%	(0.95)%	(0.63)%	0.19%	(0.16)%
After fee waivers	(0.21)%		(0.22)%	0.12%		0.97%	0.59%	(0.96)%	(0.95)%	(0.63)%	0.22%	(0.16)%
Portfolio turnover rate	62%		50%	41%		40%	52%	62%	50%	41%	40%	52%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.
+Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share.
See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 14.75	$ 13.67	$ 11.02	$ 9.34	$ 16.50
Income (loss) from investment operations:
Net investment loss**	(0.17)	(0.18)	(0.24)	(0.17)	(0.20)
Net realized and unrealized gain (loss)	1.11	1.26	2.89	1.85	(5.48)
Total income (loss) from investment operations	0.94	1.08	2.65	1.68	(5.68)
Less distributions:
Distributions from net realized gains	0.00	0.00	0.00	0.00	(1.48)
Total distributions	0.00	0.00	0.00	0.00	(1.48)
Net asset value, end of year	$ 15.69	$ 14.75	$ 13.67	$ 11.02	$ 9.34

Total return +	6.37%	7.90%	24.05%	17.99%	(37.74)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 14,627	$ 14,975	$ 14,301	$ 14,217	$ 18,649
Ratios of expenses to average net assets:
Before fee waivers	1.34%	1.45%	2.22%	2.35%	2.03%
After fee waivers	1.34%	1.45%	2.22%	2.32%	2.03%
Ratios of net investment loss to
average net assets:
Before fee waivers	(1.12)%	(1.15)%	(1.88)%	(1.82)%	(1.51)%
After fee waivers	(1.12)%	(1.15)%	(1.88)%	(1.79)%	(1.51)%
Portfolio turnover rate	211%	235%	194%	214%	250%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 14.59	$ 13.56	$ 10.96	$ 9.31	$ 16.49	$ 13.69	$ 12.82	$ 10.44	$ 8.94	$ 16.00
Income (loss) from investment operations:
Net investment loss**	(0.21)	(0.24)	(0.25)	(0.20)	(0.26)	(0.30)	(0.31)	(0.34)	(0.25)	(0.32)
Net realized and unrealized gain (loss)	1.11	1.27	2.85	1.85	(5.44)	1.04	1.18	2.72	1.75	(5.26)
Total income (loss) from investment operations	0.90	1.03	2.60	1.65	(5.70)	0.74	0.87	2.38	1.50	(5.58)
Less distributions:
Distributions from net realized gains	0.00	0.00	0.00	0.00	(1.48)	0.00	0.00	0.00	0.00	(1.48)
Total distributions	0.00	0.00	0.00	0.00	(1.48)	0.00	0.00	0.00	0.00	(1.48)
Net asset value, end of year	$ 15.49	$ 14.59	$ 13.56	$ 10.96	$ 9.31	$ 14.43	$ 13.69	$ 12.82	$ 10.44	$ 8.94

Total return +	6.17%	7.60%	23.72%	17.72%	(37.89)%	5.41%	6.79%	22.80%	16.78%	(38.34)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 2,418	$ 1,950	$ 852	$ 149	$ 24	$ 2,694	$ 3,193	$ 3,291	$ 3,041	$ 3,192
Ratios of expenses to average net assets:
Before fee waivers	1.59%	1.70%	2.47%	2.60%	2.28%	2.34%	2.45%	3.22%	3.35%	3.03%
After fee waivers	1.59%	1.70%	2.47%	2.57%	2.28%	2.34%	2.45%	3.22%	3.32%	3.03%
Ratios of net investment loss to
average net assets:
Before fee waivers	(1.37)%	(1.40)%	(2.13)%	(2.07)%	(1.76)%	(2.12)%	(2.15)%	(2.88)%	(2.82)%	(2.51)%
After fee waivers	(1.37)%	(1.40)%	(2.13)%	(2.04)%	(1.76)%	(2.12)%	(2.15)%	(2.88)%	(2.79)%	(2.51)%
Portfolio turnover rate	211%	235%	194%	214%	250%	211%	235%	194%	214%	250%

**The net investment loss per share data was determined using the average shares outstanding throughout the year.
+Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 13.43	$ 16.03	$ 13.41	$ 7.32	$ 24.83
Income (loss) from investment operations:
Net investment income (loss)*	0.04	(0.05)	(0.11)	(0.08)	0.03
Net realized and unrealized gain (loss)	0.35	(2.55)	3.01	6.28	(12.90)
Total income (loss) from investment operations	0.39	(2.60)	2.90	6.20	(12.87)
Less distributions:
Distributions from net investment income	0.00	0.00	(0.28)	0.00	(0.14)
Distributions from net realized gains	0.00	0.00	0.00	(0.11)	(4.50)
Total distributions	0.00	0.00	(0.28)	(0.11)	(4.64)
Net asset value, end of year	$ 13.82	$ 13.43	$ 16.03	$ 13.41	$ 7.32

Total return +, #	2.90%	(16.22)%	21.98%	86.15%	(62.85)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 16,017	$ 14,616	$ 13,592	$ 10,999	$ 9,466
Ratios of expenses to average net assets:
Before fee waivers	1.75%	2.10%	2.24%	2.45%	1.70%
After fee waivers	1.75%	2.10%	2.24%	2.42%	1.63%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.29%	(0.35)%	(0.80)%	(0.91)%	0.14%
After fee waivers	0.29%	(0.35)%	(0.80)%	(0.88)%	0.21%
Portfolio turnover rate	104%	98%	206%	63%	84%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 13.23	$ 15.83	$ 13.28	$ 7.27	$ 24.79	$ 12.90	$ 15.56	$ 13.06	$ 7.20	$ 24.56
Income (loss) from investment operations:
Net investment income (loss)*	0.05	(0.12)	(0.15)	(0.12)	(0.01)	(0.09)	(0.20)	(0.24)	(0.17)	(0.12)
Net realized and unrealized gain (loss)	0.31	(2.48)	2.98	6.24	(12.84)	0.35	(2.46)	2.91	6.14	(12.74)
Total income (loss) from investment operations	0.36	(2.60)	2.83	6.12	(12.85)	0.26	(2.66)	2.67	5.97	(12.86)
Less distributions:
Distributions from net investment income	0.00	0.00	(0.28)	0.00	(0.17)	0.00	0.00	(0.17)	0.00	0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.11)	(4.50)	0.00	0.00	0.00	(0.11)	(4.50)
Total distributions	0.00	0.00	(0.28)	(0.11)	(4.67)	0.00	0.00	(0.17)	(0.11)	(4.50)
Net asset value, end of year	$ 13.59	$ 13.23	$ 15.83	$ 13.28	$ 7.27	$ 13.16	$ 12.90	$ 15.56	$ 13.06	$ 7.20

Total return +, #	2.72%	(16.42)%	21.62%	85.64%	(62.96)%	2.02%	(17.10)%	20.67%	84.37%	(63.22)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 11,364	$ 951	$ 2,663	$ 635	$ 86	$ 2,497	$ 2,755	$ 2,746	$ 2,169	$ 1,444
Ratios of expenses to average net assets:
Before fee waivers	2.00%	2.35%	2.49%	2.70%	1.95%	2.75%	3.10%	3.24%	3.45%	2.70%
After fee waivers	2.00%	2.35%	2.49%	2.67%	1.88%	2.75%	3.10%	3.24%	3.42%	2.63%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.04%	(0.80)%	(1.05)%	(1.16)%	(0.11)%	(0.71)%	(1.35)%	(1.80)%	(1.91)%	(0.86)%
After fee waivers	0.04%	(0.80)%	(1.05)%	(1.13)%	(0.04)%	(0.71)%	(1.35)%	(1.80)%	(1.88)%	(0.79)%
Portfolio turnover rate	104%	98%	206%	63%	84%	104%	98%	206%	63%	84%

*The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.
+Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2012

1.

ORGANIZATION

Each Dunham Fund and collectively the Funds (the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of fourteen funds: Monthly Distribution Fund; Corporate/Government Bond Fund; High-Yield Bond Fund; Loss Averse Equity Income Fund; Appreciation & Income Fund; Large Cap Value Fund; Large Cap Growth Fund; Focused Large Cap Growth Fund; Alternative Income Fund; International Stock Fund; Real Estate Stock Fund; Small Cap Value Fund; Small Cap Growth Fund and Emerging Markets Stock Fund. The Monthly Distribution Fund, Large Cap Growth Fund, Focused Large Cap Growth Fund, Alternative Income Fund and Real Estate Stock Fund operate as non-diversified funds, while the remaining funds operate as diversified funds, within the meaning of the 1940 Act.

UFund	UPrimary Objective
Monthly Distribution Corporate/Government Bond High-Yield Bond	Positive returns in rising and falling market environments Current income and capital appreciation High level of current income
Loss Averse Equity Income	Maximize total return from capital appreciation and dividends
Appreciation & Income	Total return under varying market conditions through both income and capital appreciation
Large Cap Value	Maximize total return from capital appreciation and dividends
Large Cap Growth	Maximize capital appreciation
Focused Large Cap Growth	Maximize capital appreciation
Alternative Income	Maximize income
International Stock Real Estate Stock	Total return from capital appreciation and dividends Total return from capital appreciation and dividends
Small Cap Value	Maximize total return from capital appreciation and income
Small Cap Growth	Maximize capital appreciation
Emerging Markets Stock	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only difference being that Class A shares are subject to a front-end sales charge and an annual distribution fee and Class C shares are subject to an annual service and distribution fee.  The Class C and N shares, with the exception of Monthly Distribution, High-Yield Bond, Loss Averse Equity Income, Focused Large Cap Growth and Alternative Income, commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts.  The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares.  High-Yield Bond Class C and N shares commenced operations on July 1, 2005.   The Class A shares for all Funds except Monthly Distribution, Loss Averse Equity Income, Focused Large Cap Growth and Alternative Income commenced operations on January 3, 2007. Monthly Distribution‘s Predecessor Fund’s Class A shares and C shares commenced operations on December 26, 2000. Monthly Distribution Class N shares commenced operations on September 29, 2008.  Loss Averse Equity Income commenced operations on April 30, 2010.  Focused Large Cap Growth commenced operations on December 8, 2011. Alternative Income commenced operations on September 14, 2012.  Effective June 15, 2012, the Loss Averse Equity Income changed its name from Loss Averse Growth.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees (the “Board”) (or its delegate).  U.S. Government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, provided such valuations represent fair value.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded.  If no sale price is reported, the last bid price is used.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV.  However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets Stock began using fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2012 for the Funds’ assets and liabilities measured at fair value:

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 139,767,591	$ -	$ -	$ 139,767,591
Exchange Traded Funds *	3,662,497	-	-	3,662,497
Preferred Stock *	35,689,573	-		35,689,573
Bonds & Notes *	-	20,276,593	-	20,276,593
Purchased Put Options	1,124,805	-	-	1,124,805
Short-Term Investment	17,165,367	-	-	17,165,367
Total Assets	$ 197,409,833	$ 20,276,593	$ -	$ 217,686,426
Derivatives
Forward Currency Exchange Contracts	-	287,364	-	287,364
Total Derivatives	$ -	$ 287,364	$ -	$ 287,364
Liabilities
Securities Sold Short	13,184,059	-	-	13,184,059
Total Liabilities	$ 13,184,059	$ -	$ -	$ 13,184,059
Derivatives
Written Call Options	8,902,177	-	-	8,902,177
Written Put Options	56,560	-	-	56,560
Equity Swap Contracts	835,708	-	-	835,708
Forward Currency Exchange Contracts	-	162,625	-	162,625
Total Derivatives	$ 9,794,445	$ 162,625	$ -	$ 9,957,070

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Notes & Bonds *	$ -	$ 51,813,397	$ -	$ 51,813,397
Foreign Government Bond *	-	328,188	-	328,188
U.S. Government & Agencies	-	59,297,942	-	59,297,942
Bank Loans	-	1,063,518	-	1,063,518
Preferred Stock *	660,296	-	-	660,296
Short-Term Investment	8,507,568	-	-	8,507,568
Total	$ 9,167,864	$ 112,503,045	$ -	$ 121,670,909

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$ -	$ 131,343,415	$ -	$ 131,343,415
Preferred Stock *	4,450,284	-	-	4,450,284
Short-Term Investment	4,717,439	-	-	4,717,439
Total	$ 9,167,723	$ 131,343,415	$ -	$ 140,511,138

Loss Averse Equity Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 7,926,261	$ -	$ -	$ 7,926,261
Exchange Traded Funds *	3,955,418	-	-	3,955,418
Preferred Stock *	553,665	-	-	553,665
Total	$ 12,435,344	$ -	$ -	$ 12,435,344

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 14,008,183	$ -	$ -	$ 14,008,183
Convertible Bonds *	-	14,344,236	-	14,344,236
Preferred Stock *	2,418,354	-	-	2,418,354
Short-Term Investment	1,190,071	-	-	1,190,071
Total	$ 17,616,608	$ 14,344,236	$ -	$ 31,960,844

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 44,922,546	$ -	$ -	$ 44,922,546
Short-Term Investment	1,091,219	-	-	1,091,219
Total	$ 46,013,765	$ -	$ -	$ 46,013,765

Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 33,432,106	$ -	$ -	$ 33,432,106
Short-Term Investment	1,528,882	-	-	1,528,882
Total	$ 34,960,988	$ -	$ -	$ 34,960,988

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 10,853,331	$ -	$ -	$ 10,853,331
Short-Term Investment	77,007	-	-	77,007
Total	$ 10,930,338	$ -	$ -	$ 10,930,338

Alternative Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 1,535,790	$ -	$ -	$ 1,535,790
Exchange Traded Funds *	112,940	-	-	112,940
Short-Term Investment	313,237	-	-	313,237
Total	$ 1,961,967	$ -	$ -	$ 1,961,967

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 7,053,408	$ 41,406,907	$ -	$ 48,460,315
Preferred Stock *	1,560,574	917,444	-	2,478,018
Rights*	10,052	-	-	10,052
Short-Term Investment	1,319,639	-	-	1,319,639
Total Assets	$ 9,943,673	$ 42,324,351	$ -	$ 52,268,024
Derivatives
Forward Currency Exchange Contracts	-	126,521	-	126,521
Total Derivatives	$ -	$ 126,521	$ -	$ 126,521
Liabilities - Derivatives
Forward Currency Exchange Contracts	-	329,624	-	329,624
Total Liabilities	$ -	$ 329,624	$ -	$ 329,624

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
REITs *	$ 23,324,566	$ -	$ -	$ 23,324,566
Short-Term Investment	173,692	-	-	173,692
Total	$ 23,498,258	$ -	$ -	$ 23,498,258

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 17,446,994	$ -	$ -	$ 17,446,994
Short-Term Investment	995,802	-	-	995,802
Total	$ 18,442,796	$ -	$ -	$ 18,442,796

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 19,227,763	$ -	$ -	$ 19,227,763
Short-Term Investment	567,047	-	-	567,047
Total	$ 19,794,810	$ -	$ -	$ 19,794,810

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 8,578,001	$ 18,221,265	$ -	$ 26,799,266
Warrants	-	1,901,755	-	1,901,755
Short-Term Investment	1,112,382	-	-	1,112,382
Total	$ 9,690,383	$ 20,123,020	$ -	$ 29,813,403

* See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and 2 during the current year presented. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.  For the year ended October 31, 2012, Monthly Distribution and International Stock had net realized gains of $339,262 and $3,290, respectively and Emerging Markets Stock had net realized losses $148,252 on forward currency contracts. At October 31, 2012, net unrealized gains on open forward currency contracts for Monthly Distribution was $124,739 and net unrealized losses for International Stock was $203,103.

d. Options – Monthly Distribution is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as a liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  For the year ended October 31, 2012, Monthly Distribution had net realized losses of $3,488,181 resulting from option activity.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

e. Swap Agreements – Monthly Distribution is subject to equity price risk in the normal course of pursuing its investment objectives.  The Funds may enter into various swap transactions for investment purposes to manage equity risk.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations.   A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.  For the year ended October 31, 2012, Monthly Distribution had net realized losses of $56,506 resulting from swap activity.

The derivative instruments outstanding as of October 31, 2012 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

f. Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

g. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.  Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

h. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.  Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

The risk in writing a call option is that the Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received.  The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received.  Generally, option

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

transactions also involve risks concerning liquidity of the options market.  An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions.  As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

i. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2009 to 2011, and the year ended October 31, 2012, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Funds identify their major tax jurisdictions as U.S. Federal.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

j. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond and High-Yield Bond, which will distribute their respective net investment income, if any, monthly. And for Dunham Loss Averse Equity Income, dividends attributable to earned income, if any, will be declared and paid quarterly.  Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP.  Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date.

k. Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates serves as each Fund’s Investment Adviser.  Pursuant to an Investment Advisory Agreement with the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds.  The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets.  The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund.  Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.”  A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index.  The Funds’ Fulcrum Fee arrangements have been in place, with few changes, since July 1, 2006.  As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Monthly Distribution	0.90% – 1.90%	0.65%	0.25% - 1.25%
Corporate/Government Bond	0.70% – 1.00%	0.50%	0.20% - 0.50%
High-Yield Bond	0.80% – 1.40%	0.60%	0.20% - 0.80%
Loss Averse Equity Income	0.75% – 1.55%	0.65%	0.10% - 0.90%
Appreciation & Income	0.90% – 1.60%	0.65%	0.25% - 0.95%
Large Cap Value	0.65% – 1.51%	0.65%	0.00% - 0.86%
Large Cap Growth	0.75% – 1.45%	0.65%	0.10% - 0.80%
Focused Large Cap Growth *	0.75% – 1.23%	0.65%	0.10% - 0.58%
Alternative Income	0.75% – 1.35%	0.65%	0.10% - 0.70%
International Stock	0.95% – 1.65%	0.65%	0.30% - 1.00%
Real Estate Stock**	0.75% – 1.35%	0.65%	0.10% - 0.70%
Small Cap Value	0.65% – 1.75%	0.65%	0.00% - 1.10%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% - 1.00%
Emerging Markets Stock	0.75% – 1.75%	0.65%	0.10% - 1.10%

*The Adviser has contractually agreed to waive a portion of its fee during the first 12 months of fund operations, as follows:  0.30% waiver in the first three months, 0.20% waiver in the second three months, 0.15% waiver in the third three months, and 0.10% waiver in the final three months of the 12-month period. The Sub-Adviser has contractually agreed to waive a portion of its fee during the first 12 months of fund operations, as follows: 0.17% waived from its base fee and limits its performance fee to plus or minus 0.17%, resulting in a range of fees of 0.00% to 0.34%.

**Prior to May 1, 2012, the Sub-Adviser’s Portion for Real Estate Stock was 0.00%-0.80% and the Management Fee was 0.65%-1.45%.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”).  Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively.  In addition, each Fulcrum Fee employs a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease.  During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period.  After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period.  All Funds, with the exception of Focused Large Cap Growth and Alternative Income, which are in the initial year of its fulcrum fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of October 31, 2012.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the  “Maximum Fee”).  However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.00%), the Sub-Adviser, in most cases, will receive no compensation until the end of the first year.  At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their fulcrum fee arrangements.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Monthly Distribution	Westchester Capital Management, LLC	IQ Hedge Market Neutral Beta Index	0.75%	+/- 0.15%	0.25%	1.25%
Corporate/Government Bond	Newfleet Asset Management, LLC	Barclays Capital Aggregate Bond Index	0.35%	+/- 0.10%	0.20%	0.50%
High-Yield Bond	PENN Capital Management Co., Inc.	BofA Merrill Lynch High-Yield Cash Pay Index	0.50%	+/- 0.20%	0.20%	0.80%
Loss Averse Equity Income	PVG Asset Management Corp.	IQ Hedge Long/Short Beta Index	0.50%	+/- 0.20%	0.10%	0.90%
Appreciation & Income	Calamos Advisors, LLC	Merrill Lynch Conv ex. Mandatory Index	0.60%	+/- 0.20%	0.25%	0.95%
Large Cap Value	C.S. McKee L.P.	Russell 1000 Value Index	0.43%	+/- 1.50%	0.00%	0.86%
Large Cap Growth	Mar Vista Investment Partners, LLC	Russell 1000 Growth Index	0.45%	+/- 0.60%	0.10%	0.80%
Focused Large Cap Growth**	The Ithaka Group, LLC	Russell 1000 Growth Index	0.34%	+/- 0.30%	0.10%	0.58%
Alternative Income	Harbor Springs Financial Management, LLC	Dow Jones US Select Dividend Index	0.40%	+/- 0.30%	0.10%	0.70%
International Stock	Arrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Real Estate Stock (effective May 1, 2012)	Cornerstone Real Estate Advisers LLC	FTSE NAREIT Index	0.40%	+/- 0.00%	0.10%	0.70%
Real Estate Stock (prior to May 1, 2012)	Ten Asset Management, Inc.	Dow Jones US Select Real Estate Securities Total Return Index	0.40%	+/- 0.20%	0.00%	0.80%

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

Small Cap Value	Denver Investment Advisors LLC	Russell 2000 Value Index	0.55%	+/- 0.25%	0.00%	1.10%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	Marvin & Palmer Associates, Inc.	MSCI Emerging Markets Index USD (Net)	0.60%	+/- 0.30%	0.10%	1.10%

            **The Sub-Adviser has contractually agreed to waive a portion of its fee during the first 12 months of fund operations, as follows: 0.17% waived from its base fee and limit its performance fee to plus or minus 0.17%, resulting in a range of fees of 0.00% to 0.34%.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds.  For providing administration services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.08% on the first $250 million of average net assets; 0.07% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million.  Such fees are subject to a minimum of $400,000 in total for the entire Trust.  For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.05% on the first $250 million of average net assets; 0.03% on average net assets between $250 million and $500 million; 0.01% on average net assets over $500 million.  Such fees are subject to a minimum $300,000 in total for the entire Trust.  For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000. The total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statements of Operations.

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Funds.

An officer of GFS is also an officer of the Trust.

c. Chief Compliance Officer– Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

d. Distributor – The distributor of the Funds is Dunham & Associates (the “Distributor”).  The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class A and Class C shares.  The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity funds and 0.50% for the fixed-income funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares.  In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

e. Trustees’ Fees – The Funds pay no compensation to its Trustees who are employees of the Adviser or its affiliates.  The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $4,250 for each Board meeting attended in-person;  $500 for all telephonic Board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated.  The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

f. Other Affiliates–During the year ended October 31, 2012, CIM Securities, LLC, a registered broker/dealer and an affiliate of the PVG Asset Management Corp., Loss Averse Equity Income’s Sub-Adviser, executed trades on behalf of the Fund.  These trades were cleared through Southwest Securities, Inc. and CIM Securities LLC, received $46,734 in trade commissions for the year ended October 31, 2012.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended October 31, 2012 were as follows:

Fund	Purchases (excluding U.S. Government Securities)	Sale Proceeds (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Proceeds of U.S. Government Securities
Monthly Distribution	$362,230,861	$272,053,723	$ -	$ -
Corporate/Government Bond	67,026,358	56,715,863	148,294,200	116,766,129

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

Fund	Purchases (excluding U.S. Government Securities)	Sale Proceeds (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Proceeds of U.S. Government Securities
High-Yield Bond	$125,756,074	$52,002,998	-	-
Loss Averse Equity Income	48,907,063	46,120,699	-	-
Appreciation & Income	15,437,641	15,753,250	-	-
Large Cap Value	12,538,550	14,800,576	-	-
Large Cap Growth	18,379,158	22,556,247	-	-
Focused Large Cap Growth	12,060,776	1,377,778	-	-
Alternative Income International Stock	1,781,334 65,947,184	96,717 63,413,677	- -	- -
Real Estate Stock	24,343,092	24,587,744	-	-
Small Cap Value	11,453,849	12,193,040	-	-
Small Cap Growth	39,455,880	41,445,585	-	-
Emerging Markets Stock	35,401,852	25,439,067	-	-

Transactions in option contracts purchased/written for Monthly Distribution during the year ended October 31, 2012 were as follows:

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2011	8,272	$ 789,058	15,082	$ 1,515,964
Options purchased/written during year	84,146	6,441,086	321,112	29,003,782
Options exercised during year	(7)	(2,611)	(31,456)	(5,821,792)
Options expired during year	(52,614)	(1,856,726)	(199,403)	(1,352,722)
Options closed during year	(13,396)	(4,107,171)	(65,175)	(13,745,976)
Outstanding at October 31, 2012	26,401	$ 1,263,636	40,160	$ 9,599,256

5.

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2012, were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
Monthly Distribution	$ 193,585,243	$ 9,503,256	$ (7,544,869)	$ 1,958,387
Corporate/Government Bond	117,829,121	4,051,366	(209,578)	3,841,788
High-Yield Bond	134,689,169	6,124,982	(303,013)	5,821,969
Loss Averse Equity Income	11,975,967	634,806	(175,429)	459,377
Appreciation & Income	30,094,210	3,167,696	(1,301,062)	1,866,634
Large Cap Value	35,386,421	11,320,065	(692,721)	10,627,344
Large Cap Growth	28,780,082	6,237,240	(56,334)	6,180,906
Focused Large Cap Growth	10,776,860	516,933	(363,455)	153,478
Alternative Income	1,992,648	8,610	(39,291)	(30,681)
International Stock	49,239,024	5,704,474	(2,675,474)	3,029,000
Real Estate Stock	20,694,437	3,018,549	(214,728)	2,803,821
Small Cap Value	16,349,640	2,426,407	(333,251)	2,093,156
Small Cap Growth	18,735,490	1,995,556	(936,236)	1,059,320
Emerging Markets Stock	25,214,656	4,947,344	(348,597)	4,598,747
* Excludes Unrealized Appreciation (Depreciation) on Foreign Currency Transactions.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

6.

FORWARD FOREIGN CURRENCY CONTRACTS

At October 31, 2012 Monthly Distribution Fund and International Stock Fund had the following open forward foreign currency contracts:

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	1/16/2013	JP Morgan	52,512	$ 54,208	$ (145)
British Pound	12/28/2012	JP Morgan	123,600	198,346	634
Canadian Dollar	12/19/2012	JP Morgan	953,668	956,558	(4,612)
Euro	3/13/2012	JP Morgan	636,413	829,963	(3,398)
Mexican Pesos	12/19/2012	JP Morgan	3,047,500	224,510	7,315
				$ 2,263,585	$ (206)

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Australian Dollar	1/16/2013	JP Morgan	69,747	$ 71,807	$ (826)
Australian Dollar	5/8/2013	JP Morgan	1,302,318	1,329,704	(5,880)
British Pound	12/12/2012	JP Morgan	958,165	1,542,580	(149)
British Pound	12/13/2012	JP Morgan	1,587,381	2,555,570	(51,616)
British Pound	12/23/2012	JP Morgan	3,916,150	6,304,461	38,782
Canadian Dollar	11/28/2012	JP Morgan	7,143,722	7,134,093	193,448
Canadian Dollar	12/12/2012	JP Morgan	262,378	261,945	739
Canadian Dollar	12/19/2012	JP Morgan	2,140,000	2,136,137	18,654
Euro	12/5/2012	JP Morgan	1,239,400	1,608,103	12,652
Euro	1/24/2013	JP Morgan	3,987,350	5,176,304	(70,122)
Japanese Yen	11/14/2012	JP Morgan	10,050,000	125,958	2,783
Mexican Pesos	12/19/2012	JP Morgan	3,047,500	231,825	(13,520)
				$ 28,478,487	$ 124,945

International Stock :					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	12/19/2012	Royal Bank of Scotland	1,926,585	1,988,138	$ 11,276
British Pound	12/19/2012	Deutsche Bank	3,095,141	4,982,882	44,022
Canadian Dollar	12/19/2012	UBS	4,134,368	4,126,931	(93,230)
Euro	11/1/2012	UBS	23,982	31,107	99
Euro	12/19/2012	Mellon Bank	1,050,999	1,363,693	2,997
Euro	11/6/2012	Mellon Bank	110,996	143,972	71
Hong Kong Dollar	12/19/2012	UBS	8,374,058	1,080,593	483
Israeli New Shekel	12/19/2012	Royal Bank of Scotland	26,216	6,733	(55)
Israeli New Shekel	11/5/2012	UBS	753,297	193,809	111
Japanese Yen	11/1/2012	Mellon Bank	1,275,454	15,983	(49)
Japanese Yen	11/2/2012	UBS	1,283,118	16,080	(11)
Japanese Yen	12/19/2012	Mellon Bank	97,735,304	1,225,474	(27,946)
Japanese Yen	11/5/2012	Mellon Bank	44,812,142	561,556	244
New Zealand Dollar	12/19/2012	Royal Bank of Scotland	193,026	157,805	166
Norwegian Krona	12/19/2012	Royal Bank of Scotland	1,697,853	297,124	3,700
Singapore Dollar	12/19/2012	UBS	952,488	780,419	9,200
Swedish Krona	11/1/2012	Mellon Bank	103,107	15,517	(49)
Swedish Krona	12/19/2012	Mellon Bank	244,795	36,784	66
Swedish Krona	11/5/2012	Mellon Bank	573,337	86,281	(223)
Swiss Franc	11/1/2012	State Street Bank	34,347	36,901	6
Swiss Franc	12/19/2012	Deutsche Bank	1,832,248	1,970,104	24,740
				$ 19,117,886	$ (24,382)

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

International Stock :					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Australian Dollar	12/19/2012	Royal Bank of Scotland	13,999	14,446	$ (29)
Australian Dollar	11/5/2012	Royal Bank of Scotland	22,429	23,237	16
British Pound	11/1/2012	Mellon Bank	13,139	21,155	(24)
British Pound	12/19/2012	Deutsche Bank	423,740	682,179	(1,327)
Canadian Dollar	12/19/2012	UBS	261,817	261,346	4,635
Danish Krona	12/19/2012	UBS	4,286,328	746,003	(13,895)
Euro	11/1/2012	Mellon Bank	60,947	79,054	43
Euro	12/19/2012	Mellon Bank	7,300,591	9,474,038	(143,687)
Euro	11/5/2012	Mellon Bank	262,626	340,652	(172)
Hong Kong Dollar	12/19/2012	UBS	11,860,605	1,530,513	(876)
Indonesian Rupiah	11/5/2012	Mellon Bank	411,985,325	42,809	39
Israeli New Shekel	12/19/2012	Royal Bank of Scotland	2,361,931	606,924	(8,231)
Japanese Yen	12/19/2012	Mellon Bank	200,579,362	2,514,724	24,550
Japanese Yen	11/5/2012	Mellon Bank	4,840,469	60,658	(26)
New Zealand Dollar	11/1/2012	UBS	20,712	16,990	(33)
New Zealand Dollar	12/19/2012	Royal Bank of Scotland	134,293	109,789	(1,846)
New Zealand Dollar	11/5/2012	Royal Bank of Scotland	103,386	84,808	57
Norwegian Krona	12/19/2012	Royal Bank of Scotland	1,956,686	342,419	(1,752)
Singapore Dollar	12/19/2012	UBS	119,441	97,864	(1,281)
Swedish Krona	12/19/2012	Mellon Bank	5,474,387	822,771	(4,944)
Swiss Franc	12/19/2012	Deutsche Bank	2,006,514	2,157,541	(29,938)
				$ 20,029,920	$ (178,721)

7.

SHARES OF BENEFICIAL INTEREST

At October 31, 2012, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the year or period ended October 31, 2012 and the year ended October 31, 2011:

Year or Period Ended October 31, 2012:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Monthly Distribution	1,901,588	72,866	(382,555)	1,591,899	803,526	22,004	(337,542)	487,988
Corporate/Government Bond	4,000,348	228,137	(1,285,730)	2,942,755	284,765	3,288	(86,435)	201,618
High-Yield Bond	8,379,207	392,756	(1,738,233)	7,033,730	1,056,522	42,141	(373,741)	724,922
Loss Averse Equity Income	464,806	8,328	(439,289)	33,845	153,982	6,050	(114,374)	45,658
Appreciation & Income	568,527	34,587	(686,771)	(83,657)	343,241	2,819	(181,536)	164,524
Large Cap Value	778,955	14,993	(811,146)	(17,198)	90,034	343	(108,940)	(18,563)
Large Cap Growth	1,472,628	23,496	(2,325,875)	(829,751)	262,140	61	(26,913)	235,288
Focused Large Cap Growth	50,721	-	(7,560)	43,161	1,023,310	-	(27,961)	995,349
Alternative Income	35,001	-	-	35,001	113,710	-	-	113,710
International Stock	1,010,904	47,348	(630,467)	427,785	108,531	1,300	(89,024)	20,807
Real Estate Stock	592,810	8,306	(214,160)	386,956	76,411	4,103	(540,198)	(459,684)
Small Cap Value	302,304	-	(308,601)	(6,297)	455,858	-	(423,615)	32,243
Small Cap Growth	209,029	-	(292,530)	(83,501)	98,410	-	(75,978)	22,432
Emerging Markets Stock	328,469	-	(258,616)	69,853	896,914	-	(132,591)	764,323

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Monthly Distribution	267,736	27,107	(237,461)	57,382
Corporate/Government Bond	129,901	27,767	(192,389)	(34,721)
High-Yield Bond	736,140	57,325	(417,639)	375,826
Loss Averse Equity Income	106,970	4,421	(37,347)	74,044
Appreciation & Income	109,105	1,694	(143,047)	(32,248)
Large Cap Value	59,848	-	(176,272)	(116,424)
Large Cap Growth	77,933	-	(470,932)	(392,999)
Focused Large Cap Growth	17,554	-	(3,408)	14,146
Alternative Income	54,006	-	-	54,006
International Stock	71,061	2,036	(166,265)	(93,168)
Real Estate Stock	49,138	-	(39,551)	9,587
Small Cap Value	19,816	-	(80,068)	(60,252)
Small Cap Growth	29,758	-	(76,288)	(46,530)
Emerging Markets Stock	38,052	-	(61,738)	(23,686)

Year Ended October 31, 2011:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Monthly Distribution	1,368,358	45,723	(634,043)	780,038	830,532	21,817	(587,893)	264,456
Corporate/Government Bond	965,070	343,843	(2,419,378)	(1,110,465)	38,122	2,356	(32,426)	8,052
High-Yield Bond	1,329,411	338,266	(2,905,273)	(1,237,596)	323,072	32,109	(218,648)	136,533
Loss Averse Equity Income	713,091	707	(265,997)	447,801	128,780	5,243	(568,636)	(434,613)
Appreciation & Income	673,757	74,449	(785,248)	(37,042)	767,966	23,334	(1,343,120)	(551,820)
Large Cap Value	815,727	18,205	(765,893)	68,039	55,309	1,947	(171,631)	(114,375)
Large Cap Growth	1,538,223	3,931	(2,647,390)	(1,105,236)	62,978	-	(51,509)	11,469
International Stock	959,284	23,588	(536,321)	446,551	96,710	113	(11,506)	85,317
Real Estate Stock	530,485	8,042	(230,297)	308,230	614,321	35	(113,370)	500,986
Small Cap Value	322,245	2,565	(383,232)	(58,422)	62,165	-	(59,388)	2,777
Small Cap Growth	297,481	-	(327,834)	(30,353)	457,575	-	(386,715)	70,860
Emerging Markets Stock	468,356	-	(227,564)	240,792	90,636	-	(186,944)	(96,308)

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Monthly Distribution	460,569	24,234	(256,687)	228,116
Corporate/Government Bond	136,342	46,546	(369,794)	(186,906)
High-Yield Bond	412,665	55,906	(307,196)	161,375
Loss Averse Equity Income	133,515	219	(42,384)	91,350
Appreciation & Income	166,636	7,412	(116,306)	57,742
Large Cap Value	116,309	-	(114,834)	1,475
Large Cap Growth	312,630	-	(429,612)	(116,982)
International Stock	132,149	-	(102,532)	29,617
Real Estate Stock	69,484	351	(29,693)	40,142
Small Cap Value	58,589	-	(49,039)	9,550
Small Cap Growth	66,556	-	(89,955)	(23,399)
Emerging Markets Stock	76,510	-	(39,421)	37,089

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

8.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carry forwards) under income tax regulations.

As of October 31, 2012, permanent book and tax differences, attributable primarily from differing treatments for foreign currency transactions, dividend reclassifications, reclassifications of gains on contingent convertible debt securities, net operating losses and security paydown gains and losses were identified and reclassified among the components of the following Fund’s net assets as follows:

Fund	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions
Monthly Distribution	$ (1,292,633)	$ 1,212,593	$ 80,040
Corporate/Government Bond	-	251,131	(251,131)
Loss Averse Equity Income	-	(42,775)	42,775
Appreciation & Income	-	390,174	(390,174)
Focused Large Cap Growth	-	16,856	(16,856)
Alternative Income	-	(5)	5
International Stock	-	48,124	(48,124)
Small Cap Value	-	(330)	330
Small Cap Growth	(38,606)	38,606	-
Emerging Markets Stock	(39,429)	(75,678)	115,107

The tax character of distributions paid during the years or period ended October 31, 2012 and October 31, 2011 were as follows:

	Year or Period Ended October 31, 2012				Year Ended October 31, 2011
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Monthly Distribution	$ 2,251,818	$ -	$ 2,676,179	$ 4,927,997	$ 3,931,773	$ -	$ -	$ 3,931,773
Corporate/Government Bond	2,294,277	1,421,777	-	3,716,054	4,758,649	877,494	-	5,636,143
High-Yield Bond	5,302,588	-	-	5,302,588	4,758,651	-	-	4,758,651
Loss Averse Equity Income	380,043	-	157,753	537,796	95,803	-	-	95,803
Appreciation & Income	339,901	-	-	339,901	952,969	-	-	952,969
Large Cap Value	161,933	-	-	161,933	224,106	-	-	224,106
Large Cap Growth	92,639	-	-	92,639	15,864	-	-	15,864
Focused Large Cap Growth	-	-	-	-	-	-	-	-
Alternative Income	-	-	-	-	-	-	-	-
International Stock	544,245	-	-	544,245	306,458	-	-	306,458
Real Estate Stock	169,262	-	-	169,262	109,747	-	-	109,747
Small Cap Value	-	-	-	-	27,644	-	-	27,644

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Long- Term Gains	Capital Loss Carry Forwards	Late Year Loss	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
Monthly Distribution	$ -	$ -	$ (17,223,112)	$ -	$ 1,957,192	$ (15,265,920)
Corporate/Government Bond	1,713,898	478,815	-	-	3,841,788	6,034,501
High-Yield Bond	9,524	-	(7,858,902)	-	5,821,969	(2,027,409)
Loss Averse Equity Income	-	-	(440,039)	-	459,365	19,326
Appreciation & Income	674,016	-	(2,044,833)	-	1,866,634	495,817
Large Cap Value	316,590	-	(7,068,520)	-	10,627,344	3,875,414
Large Cap Growth	64,161	-	(19,345,282)	(8,492)	6,180,906	(13,108,707)
Focused Large Cap Growth	-	-	-	(30,148)	153,478	123,330
Alternative Income	-	-	(3,383)	(13,706)	(30,682)	(47,771)
International Stock	470,757	-	(11,948,741)		3,021,242	(8,456,742)
Real Estate Stock	195,761	786,228	-	-	2,803,821	3,785,810
Small Cap Value	-	-	(4,663,439)	(17,587)	2,093,156	(2,587,870)
Small Cap Growth	-	1,255,505	-	(212,059)	1,059,320	2,102,766
Emerging Markets Stock	-	-	(6,581,868)	-	4,596,157	(1,985,711)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such last year losses as follows:

Late Year
Fund	Losses
Large Cap Growth	$ 8,492
Focused Large Cap Growth	30,148
Alternative Income	13,706
Small Cap Value	17,587
Small Cap Growth	212,059

At October 31, 2012, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

	Expiring October 31,				Short Term	Long Term
Fund	2015	2016	2017	2019	Non-Expiring	Non-Expiring	Total
Monthly Distribution*	$ 12,194,544	$ -	$ 5,028,568	$ -	$ -	$ -	$ 17,223,112
High-Yield Bond	-	1,978,440	5,880,462	-	-	-	7,858,902
Loss Averse Equity Income	-	-	-	152,058	270,546	17,435	440,039
Appreciation & Income	-	-	2,044,833	-	-	-	2,044,833
Large Cap Value	-	1,102,164	5,966,356	-	-	-	7,068,520
Large Cap Growth	-	4,844,500	14,500,782	-	-	-	19,345,282
Alternative Income	-	-	-	-	3,383	-	3,383
International Stock	-	2,320,734	8,983,154	-	644,853		11,948,741
Small Cap Value	-	-	4,663,439	-	-	-	4,663,439
Emerging Markets Stock	-	-	3,386,808	351,019	2,776,526	67,515	6,581,868

* For Monthly Distribution, $4,122,907, $3,650,852 and $2,341,623 of capital loss carryover related to the acquisition of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, is remaining to be recognized over the next four years. These amounts are subject to annual limitations of $1,374,302, $1,216,951 and $780,541 for the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, under tax rules.

9.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

10.

SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Dunham Funds

We have audited the accompanying statements of assets and liabilities of Dunham Monthly Distribution Fund, Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Loss Averse Equity Income Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Focused Large Cap Growth Fund, Dunham Alternative Income Fund, Dunham International Stock Fund, Dunham Real Estate Stock Fund, Dunham Small Cap Value Fund, Dunham Small Cap Growth Fund, and Dunham Emerging Markets Stock Fund (collectively, the "Funds"), each a series of shares of beneficial interest of the Dunham Funds, including the schedules of investments, as of October 31, 2012, the related statements of operations for the year or periods then ended, the statements of changes in net assets for each of the years or periods presented in the two-year period then ended, and the financial highlights for each of the years or periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. In the case of the Dunham Monthly Distribution Fund, the financial highlights for the year ended December 31, 2007 were audited by other auditors whose report dated February 25, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year or periods then ended, the changes in their net assets for each of the years or periods presented in the two-year period then ended, and their financial highlights for each of the years or periods presented in the five-year period then ended (except as noted above), in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 28, 2012

 TRUSTEES & OFFICERS (Unaudited)

Trustees and Officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.  Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Non-Interested Trustees
Timothy M. Considine 1501 Fifth Ave., Ste. 400, San Diego, CA 92101 Age: 72	Trustee	Since January 2008	Accountant, Considine & Considine (certified public accountant), 1960- present.	14	HomeFed Corp., 1992-present
Henry R. Goldstein 3403 S. Race St. Englewood, CO 80113 Age: 82	Trustee	Since January 2008	Self-employed consultant/mediator (financial services), 2009-present; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009; Managing Director, Daniels & Associates (financial services company for telecom industry), 1998- 2007.	14	None
Paul A. Rosinack Age: 65	Trustee	Since January 2008	President/ Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004- present.	14	None
Interested Trustees and Officers
Jeffrey A. Dunham Age: 51	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	14	None
Denise S. Iverson Age: 53	Treasurer & Principal Financial Officer	Since January 2008

Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.

				N/A	N/A
Hilarey M. Findeisen Age: 42	Secretary	Since January 2008	Director of Operations, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1994- to present.	N/A	N/A
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 62	Chief Compliance Officer	Since January 2008

President, Northern Lights Compliance Services, LLC, 2006-present;  Compliance Services Officer, Northstar Financial Services, LLC, 2006-January 2008; Chief Operating Officer , Northern Lights  Compliance Services, LLC, 2004–2006;; Director of Constellation Trust Company, 2004-2009

				N/A	N/A
Tamara Beth Wendoll Age: 41	Assistant Secretary and AML Officer	Since December 2008 - Assistant Secretary; Since September 2010 – AML Officer

Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2008- present; Senior Executive Vice President, Marketing and Operations, Kelmoore Investment Co., Inc., 1998-2008

				N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 43	Assistant Treasurer	Since January 2008	Senior Vice President-Fund Administration, 2012-present; Vice President, 2004- 2012; Senior Fund Administrator, 1999-2004, Gemini Fund Services, LLC.	N/A	N/A

^ Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.  Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-3DUNHAM (338-6426).

YOUR FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/12*	Ending Account Value 10/31/12	Expenses Paid During Period**	Ending Account Value 10/31/12	Expenses Paid During Period***
Class N:
Monthly Distribution Fund	2.93%	$1,000.00	$1,018.90	$14.87	$1,010.41	$14.81
Corporate/Government Bond Fund	1.17%	$1,000.00	$1,034.90	$ 5.98	$1,019.25	$ 5.94
High-Yield Bond Fund	1.18%	$1,000.00	$1,044.90	$ 6.07	$1,019.20	$ 5.99
Loss Averse Equity Income Fund	2.27%	$1,000.00	$ 999.40	$11.41	$1,013.72	$11.49
Appreciation & Income Fund	1.38%	$1,000.00	$ 994.40	$ 6.92	$1,018.20	$ 7.00
Large Cap Value Fund	1.04%	$1,000.00	$1,028.00	$ 5.30	$1,019.91	$ 5.28
Large Cap Growth Fund	1.61%	$1,000.00	$1,012.20	$ 8.14	$1,017.04	$ 8.16
Focused Large Cap Growth Fund	1.40%	$1,000.00	$ 921.30	$ 6.76	$1,018.10	$ 7.10
Alternative Income Fund	9.47%	$1,000.00	$ 973.00	$12.25+	$ 977.53	$47.07
International Stock Fund	1.93%	$1,000.00	$1,020.30	$ 9.80	$1,015.43	$ 9.78
Real Estate Stock Fund	1.55%	$1,000.00	$1,011.50	$ 7.84	$1,017.34	$ 7.86
Small Cap Value Fund	1.66%	$1,000.00	$ 985.10	$ 8.28	$1,016.79	$ 8.42
Small Cap Growth Fund	1.40%	$1,000.00	$ 956.70	$ 6.89	$1,018.10	$ 7.10
Emerging Markets Stock Fund	1.79%	$1,000.00	$ 992.10	$ 8.96	$1,016.14	$ 9.07
Class A:
Monthly Distribution Fund	3.18%	$1,000.00	$1,017.50	$16.13	$1,009.15	$16.06
Corporate/Government Bond Fund	1.42%	$1,000.00	$1,033.90	$ 7.26	$1,018.00	$ 7.20
High-Yield Bond Fund	1.43%	$1,000.00	$1,044.30	$ 7.35	$1,017.95	$ 7.25
Loss Averse Equity Income Fund	2.52%	$1,000.00	$ 998.10	$12.66	$1,012.47	$12.75
Appreciation & Income Fund	1.63%	$1,000.00	$ 993.30	$ 8.17	$1,016.94	$ 8.26
Large Cap Value Fund	1.29%	$1,000.00	$1,026.30	$ 6.57	$1,018.65	$ 6.55
Large Cap Growth Fund	1.86%	$1,000.00	$1,014.80	$ 9.42	$1,015.79	$ 9.42
Focused Large Cap Growth Fund	1.65%	$1,000.00	$ 920.30	$ 7.96	$1,016.84	$ 8.36
Alternative Income Fund	9.72%	$1,000.00	$ 973.00	$12.58+	$ 976.27	$48.29
International Stock Fund	2.18%	$1,000.00	$1,018.60	$11.06	$1,014.18	$11.04
Real Estate Stock Fund	1.80%	$1,000.00	$1,009.60	$ 9.09	$1,016.09	$ 9.12
Small Cap Value Fund	1.91%	$1,000.00	$ 985.90	$ 9.53	$1,015.53	$ 9.68
Small Cap Growth Fund	1.65%	$1,000.00	$ 955.60	$ 8.11	$1,016.84	$ 8.36
Emerging Markets Stock Fund	2.04%	$1,000.00	$ 990.50	$10.21	$1,014.88	$10.33

YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/12*	Ending Account Value 10/31/12	Expenses Paid During Period**	Ending Account Value 10/31/12	Expenses Paid During Period***
Class C:
Monthly Distribution Fund	3.93%	$1,000.00	$1,014.00	$19.90	$1,005.38	$19.81
Corporate/Government Bond Fund	1.92%	$1,000.00	$1,030.90	$ 9.80	$1,015.48	$ 9.73
High-Yield Bond Fund	1.93%	$1,000.00	$1,042.10	$ 9.91	$1,015.43	$ 9.78
Loss Averse Equity Income Fund	3.27%	$1,000.00	$ 994.30	$16.39	$1,008.70	$16.51
Appreciation & Income Fund	2.38%	$1,000.00	$ 989.80	$11.90	$1,013.17	$12.04
Large Cap Value Fund	2.04%	$1,000.00	$1,022.50	$10.37	$1,014.88	$10.33
Large Cap Growth Fund	2.61%	$1,000.00	$1,010.50	$13.19	$1,012.02	$13.20
Focused Large Cap Growth Fund	2.40%	$1,000.00	$ 916.60	$11.56	$1,013.07	$12.14
Alternative Income Fund	10.47%	$1,000.00	$ 972.00	$13.54+	$ 972.50	$51.91
International Stock Fund	2.93%	$1,000.00	$1,015.70	$14.85	$1,010.41	$14.81
Real Estate Stock Fund	2.55%	$1,000.00	$1,006.60	$12.86	$1,012.32	$12.90
Small Cap Value Fund	2.66%	$1,000.00	$ 979.60	$13.24	$1,011.76	$13.45
Small Cap Growth Fund	2.40%	$1,000.00	$ 952.50	$11.78	$1,013.07	$12.14
Emerging Markets Stock Fund	2.79%	$1,000.00	$ 987.20	$13.94	$1,011.11	$14.10

*Alternative Income Fund’s beginning account value from September 14, 2012 (commencement of initial offering) to October 31, 2012.

**Expenses Paid During Period are equal to the Fund’s annualized expense ratio (except Alternative Income Fund), multiplied by the average account value over the period, multiplied by 184  days and divided by 366 (to reflect the number of days in the six month period ending October 31, 2012).

***Please note that while Alternative Income Fund commenced operations on September 14, 2012, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability.  This projection assumes that annualized expense ratios were in effect during the period from May 1, 2012 to October 31, 2012.

+Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by

48 days and divided by 366.

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Dunham Funds (the “Trust”) held on July 19, 2012, the Board, including a majority of the Trustees who are not interested person of the Trust (the “Independent Trustees”), considered the approval of a new sub-advisory agreement among the Trust, Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and Harbor Springs Financial Management, LLC (“Harbor Springs”) (the “Harbor Springs Sub-Advisory Agreement”) on behalf of the Dunham Alternative Income Fund (the “Fund”), a new series of the Trust. In connection with its review and approval of the Harbor Springs Sub-Advisory Agreement, the Board considered materials furnished by Harbor Springs and the Adviser

At the Meeting, representatives from the Adviser presented information regarding Harbor Springs and the Fund, and responded to questions from the Trustees.  The Board reviewed the terms of the Harbor Springs Sub-Advisory Agreement, and discussed the performance goals and fulcrum fee arrangements set forth in the Harbor Springs Sub-Advisory Agreement.  In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement included the following:

Nature, Extent and Quality of Services ..   The Independent Trustees discussed the qualifications of the Adviser and Harbor Springs’ key personnel, the experience of the Adviser in managing mutual funds and the experience of the portfolio management personnel of Harbor Springs. The Independent Trustees reviewed the capitalization of the Adviser and Harbor Springs based on financial information provided by each entity in the Board materials. The Board concluded that both the Adviser and Harbor Springs are able to provide high quality service to the Fund.

Performance.  The Board, including the Independent Trustees, considered the Adviser’s past performance with the existing Funds in the Trust, as well as other factors relating to the Adviser’s track record and the Adviser’s active and consistent approach to monitoring the performance the Sub-Advisers.  The Board concluded that the Adviser’s past performance was acceptable.  As for the performance of Harbor Springs, the Board reviewed the performance history (gross of fees) of the separate accounts managed by Harbor Springs using a similar strategy.  The Independent Trustees concluded that there was a reasonable expectation that Harbor Springs would obtain an acceptable level of investment return for prospective shareholders of the Fund.

Cost of Services and Profitability .. As to the cost of the services to be provided and the profits to be realized by the Sub-Adviser, the Board, including each of the Independent Trustees, considered the Base Fee, as defined in the Harbor Springs Sub-Advisory Agreement, that would be paid when the performance of the Fund is equal to that of the Dow Jones US Select Dividend Index, its Benchmark Index. The Trustees also discussed the operation of the Performance Fee and the impact on fees and expenses based on various performance results. The Trustees compared the Fund’s projected fees and total expense ratios with those of a Peer group of funds and noted that the Fund’s projected expense ratio was below the Peer Group average, and its advisory fee was among the lowest in its Peer Group.  The Trustees concluded that the Advisory and Sub-Advisory fees are within a reasonable range.

Economies of Scale ..   As to the extent to which the Fund will realize economies of scale, the Independent Trustees considered whether there will be economies of scale with respect of the management of Alternative Income.  After discussion, it was the consensus of the Board that any material economies of scale would not be achieved by the Fund in the near term.

Profitability.    The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser and Harbor Springs in connection with the operation of the Fund.  They reviewed estimated profitability information provided by the Adviser and Harbor Springs.  The Independent Trustees concluded that the Adviser and Harbor Springs would not reap excessive profits from their relationships with the Fund.

Conclusion.  Having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Harbor Springs Sub-Advisory Agreement, and as assisted by the advice of independent counsel and the Trust’s CCO, the Board, including all of the Independent Trustees, unanimously concluded that the Harbor Springs Sub-Advisory Agreement with Harbor Springs is in the best interests of Alternative Income and its prospective shareholders.

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

■

Social Security number and wire transfer instructions

■

account transactions and transaction history

■

investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?

We collect your personal information, for example, when you

■

open and account or deposit money

■

direct us to buy securities or direct us to sell your securities

■

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates' everyday business purposes-information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds do not jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330.  The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

DUNHAM FUNDS℠

WHEN PERFORMANCE COUNTS

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND'S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Board has determined, based on questionnaires completed by the Audit Committee members, that Timothy M. Considine is an audit committee financial expert.  Mr. Considine is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2012

$ 158,000

FY 2011

$ 138,000

(b)

Audit-Related Fees

FY 2012

$        0

FY 2011

$        0

Nature of the fees:

(c)

Tax Fees

FY 2012

$ 28,000

FY 2011

$ 24,000

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2012

$         0

$         0

FY 2011

$         0

$         0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2011 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2012

$28,000

              $ None

FY 2011

$24,000

              $ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2011

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/Jeffrey Dunham

       Jeffrey Dunham, President

Date

1/10/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

 /s/Jeffrey Dunham

        Jeffrey Dunham, President

Date

1/10/13

By (Signature and Title)

/s/Denise Iverson

       Denise Iverson, Treasurer

Date

1/10/13